SCHEDULE 14A INFORMATION

                    PROXY STATEMENT PURSUANT TO SECTION 14(a)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                           Filed by the Registrant                           [X]
                 Filed by a Party other than the Registrant                  [ ]

Check the appropriate box:
[X]    Preliminary Proxy Statement

[  ]   Confidential, for Use of the Commission Only (as permitted by Rule
       14a-6(e)(2))

[  ]   Definitive Proxy Statement

[  ]   Definitive Additional Materials

[  ]   Soliciting Material Pursuant to Sec. 240.14a-11(c) or Sec. 240.14a-12

       Fidelity Destiny Portfolios

Payment of Filing Fee (Check the appropriate box):

[X]    No fee required.

[  ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

             (1) Title of each class of securities to which transaction applies:

             (2)   Aggregate number of securities to which
                   transaction applies:

             (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

             (4)   Proposed maximum aggregate value of transaction:

             (5)   Total Fee Paid:

[  ]   Fee paid previously with preliminary materials.

[  ]   Check box if any part of the fee is offset as provided by Exchange Act
       Rule 0-11(a) (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

       (1)   Amount Previously Paid:

       (2)   Form, Schedule or Registration Statement No.:

       (3)   Filing Party:

       (4)   Date Filed:

                                   DESTINY I:
                                     CLASS O
                                     CLASS N

                                   DESTINY II:
                                     CLASS O
                                     CLASS N

                      FUNDS OF FIDELITY DESTINY PORTFOLIOS:

                82 DEVONSHIRE STREET, BOSTON, MASSACHUSETTS 02109
                                 1-800-840-6333

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To the Shareholders of Fidelity Destiny Portfolios:

         NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (the Meeting) of Fidelity Destiny Portfolios (the trust): Destiny I and Destiny II (the funds) will be held at the office of the trust, 82 Devonshire Street, Boston, Massachusetts 02109 on June 16, 1999, at 9:00 a.m. The purpose of the Meeting is to consider and act upon the following proposals, and to transact such other business as may properly come before the Meeting or any adjournments thereof.

     1.   To elect a Board of Trustees.
     2. To ratify the selection of Deloitte & Touche LLP as independent accountants of the funds.
     3. To authorize the Trustees to adopt an amended and restated Declaration of Trust.
     4.   To amend the trust's Bylaws.
     5. To adopt a new fundamental investment policy for each fund that would permit it to invest all of its assets in another open-end investment company managed by FMR or an affiliate with substantially the same investment objective and policies.
     6.   To approve an amended management contract for Fidelity Destiny I.
     7.   To approve an amended management contract for Fidelity Destiny II.
     8.   To approve an amended  sub-advisory  agreement  with FMR U.K. for each fund.
     9. To approve an amended sub-advisory agreement with FMR Far East for each fund.
     10. To approve a Distribution and Service Plan for Class O shares of each fund.
     11.  To eliminate a fundamental investment policy for each fund.
     12. To amend each fund's diversification limitation to exclude "securities of other investment companies" from issuer diversification limitations.

         The Board of Trustees has fixed the close of business on April 19, 1999 as the record date for the determination of the shareholders of each of the funds and classes entitled to notice of, and to vote at, such Meeting and any adjournments thereof.

                                   By order of the Board of Trustees,
                                   ERIC D. ROITER Secretary

April 19, 1999

                            YOUR VOTE IS IMPORTANT -
                     PLEASE RETURN YOUR PROXY CARD PROMPTLY.

         SHAREHOLDERS ARE INVITED TO ATTEND THE MEETING IN PERSON. ANY SHAREHOLDER WHO DOES NOT EXPECT TO ATTEND THE MEETING IS URGED TO INDICATE VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD, DATE AND SIGN IT, AND RETURN IT IN THE ENVELOPE PROVIDED, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. IN ORDER TO AVOID UNNECESSARY EXPENSE, WE ASK YOUR COOPERATION IN MAILING YOUR PROXY CARD PROMPTLY, NO MATTER HOW LARGE OR SMALL YOUR HOLDINGS MAY BE.


                      INSTRUCTIONS FOR EXECUTING PROXY CARD

         The following general rules for executing proxy cards may be of assistance to you and help avoid the time and expense involved in validating your vote if you fail to execute your proxy card properly.

                  1. INDIVIDUAL ACCOUNTS: Your name should be signed exactly as it appears in the registration on the proxy card.

                  2. JOINT ACCOUNTS: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration.

                  3. ALL OTHER ACCOUNTS should show the capacity of the individual signing. This can be shown either in the form of the account registration itself or by the individual executing the proxy card. For example:



  REGISTRATION                                      VALID SIGNATURE
  ------------                                      ---------------

  A.   1)   ABC Corp.                               John Smith, Treasurer
       2)   ABC Corp.                               John Smith, Treasurer
            c/o John Smith, Treasurer

  B.   1)   ABC Corp. Profit Sharing Plan           Ann B. Collins, Trustee
       2)   ABC Trust                               Ann B. Collins, Trustee
       3)   Ann B. Collins, Trustee                 Ann B. Collins, Trustee
            u/t/d 12/28/78

  C.   1)   Anthony B. Craft, Cust.                 Anthony B. Craft
            f/b/o Anthony B. Craft, Jr.
            UGMA

                                 PROXY STATEMENT
                           FIDELITY DESTINY PORTFOLIOS

                       SPECIAL MEETING OF SHAREHOLDERS OF
                                   DESTINY I:
                                     CLASS O
                                     CLASS N

                                   DESTINY II:
                                     CLASS O
                                     CLASS N
                           TO BE HELD ON JUNE 16, 1999


         This Proxy Statement is furnished in connection with a solicitation of proxies made by, and on behalf of, the Board of Trustees of Fidelity Destiny Portfolios (the trust) to be used at the Special Meeting of Shareholders of Destiny I and Destiny II (the funds) and at any adjournments thereof (the Meeting), to be held on June 16, 1999 at 9:00 a.m. at 82 Devonshire Street, Boston, Massachusetts 02109, the principal executive office of the trust and Fidelity Management & Research Company (FMR), the funds' investment adviser.

         The purpose of the Meeting is set forth in the accompanying Notice. The solicitation is being made primarily by the mailing of this Proxy Statement and the accompanying proxy card on or about April 19, 1999. Supplementary solicitations may be made by mail, telephone, telegraph, facsimile, electronic means or by personal interview by representatives of the trust. The expenses in connection with preparing this Proxy Statement and its enclosures and of all solicitations will be paid by the funds. The funds will reimburse brokerage firms and others for their reasonable expenses in forwarding solicitation material to the beneficial owners of shares. The principal business address of Fidelity Distributors Corporation (FDC), the funds' principal underwriter and distribution agent, and Fidelity Management & Research (U.K.) Inc. (FMR U.K.) and Fidelity Management & Research (Far East) Inc. (FMR Far East), subadvisers to the funds, is 82 Devonshire Street, Boston, Massachusetts 02109.

         If the enclosed proxy card is executed and returned, it may nevertheless be revoked at any time prior to its use by written notification received by the trust, by the execution of a later-dated proxy card, by the trust's receipt of a subsequent valid telephonic vote, or by attending the Meeting and voting in person.

         All proxy cards solicited by the Board of Trustees that are properly executed and received by the Secretary prior to the Meeting, and are not revoked, will be voted at the Meeting. Shares represented by such proxies will be voted in accordance with the instructions thereon. If no specification is made on a proxy card, it will be voted FOR the matters specified on the proxy card. Only proxies that are voted will be counted towards establishing a quorum. Broker non-votes are not considered voted for this purpose. Shareholders should note that while votes to ABSTAIN will count toward establishing a quorum, passage of any proposal being considered at the Meeting will occur only if a sufficient number of votes are cast FOR the proposal. Accordingly, votes to ABSTAIN and votes AGAINST will have the same effect in determining whether the proposal is approved.

         The funds may also arrange to have votes recorded by telephone. The expenses in connection with telephone voting will be paid by the funds. If the funds record votes by telephone, they will use procedures designed to authenticate shareholders' identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions, and to confirm that their instructions have been properly recorded. Proxies voted by telephone may be revoked at any time before they are voted in the same manner that proxies voted by mail may be revoked.

         If a quorum is not present at the Meeting, or if a quorum is present at the Meeting but sufficient votes to approve one or more of the proposed items are not received, or if other matters arise requiring shareholder attention, the persons named as proxy agents may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares present at the

Meeting or represented by proxy. When voting on a proposed adjournment, the persons named as proxy agents will vote FOR the proposed adjournment all shares that they are entitled to vote with respect to each item, unless directed to vote AGAINST the item, in which case such shares will be voted AGAINST the proposed adjournment with respect to that item. A shareholder vote may be taken on one or more of the items in this Proxy Statement prior to such adjournment if sufficient votes have been received and it is otherwise appropriate.

         Shares of each fund may be acquired initially only by means of an investment in Fidelity Systematic Investment Plans, a plan consisting of two series, Destiny Plans I and Destiny Plans II (collectively, Destiny Plans), 82 Devonshire Street, Boston, Massachusetts 02109, for the accumulation of shares of the funds. Investments in Destiny Plans I purchase shares of Destiny I and investments in Destiny II Plans purchase shares of Destiny II. On [February 28, 1999], there were ___________ Class O shares of Destiny I and _________ Class O shares of Destiny II issued and outstanding. On [February 28, 1999], Destiny Plans owned _________ Class O shares or ____% of the Class O shares of Destiny I outstanding on that date and __________ Class O shares or ____% of the Class O shares of Destiny II outstanding on that date. As of [February 28, 1999], Class N shares were not in existence. With respect to the shares owned by Destiny Plans, State Street Bank and Trust Company (Custodian) will vote those fund shares for which instructions have been received from planholders only in accordance with such instructions. The Custodian will vote fund shares for which instructions have not been received in the same proportion as it votes the shares for which it has received instructions from other planholders.

         Shareholders of record at the close of business on April 19, 1999 will be entitled to vote at the Meeting. Each such shareholder will be entitled to one vote for each dollar of net asset value held on that date.

         FOR A FREE COPY OF EACH FUND'S  ANNUAL REPORT FOR THE FISCAL YEAR ENDED
SEPTEMBER  30,  1998  CALL  800-840-6333  OR  WRITE  TO  FIDELITY   DISTRIBUTORS
CORPORATION AT 82 DEVONSHIRE STREET, BOSTON, MASSACHUSETTS 02109.

         VOTE REQUIRED: A PLURALITY OF ALL VOTES CAST AT THE MEETING IS SUFFICIENT TO APPROVE PROPOSAL 1 AND A MAJORITY OF ALL VOTES OF THE APPROPRIATE FUND CAST AT THE MEETING IS SUFFICIENT TO APPROVE PROPOSAL 2. APPROVAL OF PROPOSAL 3 REQUIRES THE AFFIRMATIVE VOTE OF A "MAJORITY OF THE OUTSTANDING VOTING SECURITIES" OF THE ENTIRE TRUST. APPROVAL OF PROPOSAL 4 REQUIRES THE AFFIRMATIVE VOTE OF A MAJORITY OF THE OUTSTANDING SHARES OF THE ENTIRE TRUST.
APPROVAL OF PROPOSALS 5 THROUGH 10 AND 12 REQUIRES THE AFFIRMATIVE VOTE OF A "MAJORITY OF THE OUTSTANDING VOTING SECURITIES" OF THE APPROPRIATE FUNDS.
APPROVAL OF PROPOSAL 11 REQUIRES THE AFFIRMATIVE VOTE OF A "MAJORITY OF THE OUTSTANDING VOTING SECURITIES" OF CLASS O SHARES. UNDER THE INVESTMENT COMPANY ACT OF 1940 (THE 1940 ACT), THE VOTE OF A "MAJORITY OF THE OUTSTANDING VOTING SECURITIES" MEANS THE AFFIRMATIVE VOTE OF THE LESSER OF (A) 67% OR MORE OF THE VOTING SECURITIES PRESENT AT THE MEETING OR REPRESENTED BY PROXY IF THE HOLDERS OF MORE THAN 50% OF THE OUTSTANDING VOTING SECURITIES ARE PRESENT OR REPRESENTED BY PROXY OR (B) MORE THAN 50% OF THE OUTSTANDING VOTING SECURITIES. BROKER NON-VOTES ARE NOT CONSIDERED "PRESENT" FOR THIS PURPOSE.

         The following table summarizes the proposals applicable to each fund.


Proposal #                    Proposal Description                                    Applicable Fund(s)
----------                    --------------------                                    ------------------
1.        To elect as Trustees the twelve nominees presented in proposal 1.                  All
2.        To ratify the selection of Deloitte & Touche LLP as independent                    All
          accountants of the funds.
3.        To authorize the Trustees to adopt an amended and restated                         All
          Declaration of Trust.
4.        To amend the trust's Bylaws to require only Trustee approval of                    All
          changes to the Bylaws.
5.        To  adopt  a new fundamental investment policy for the fund that would             All
          permit it to invest all of its assets in another  open-end  investment company  managed by FMR or an affiliate  with  substantially  the same investment objective and policies.

                                       4


Proposal #                    Proposal Description                                    Applicable Fund(s)
----------                    --------------------                                    ------------------

6.        To approve an amended management contract for the fund that would: (i)          Destiny I
          eliminate the performance  adjustment  component of the management fee effective 18 months after the date the amended  contract takes effect;
          (ii) reduce the  management  fee payable to FMR as FMR's  assets under management  increase;  and (iii) allow FMR and the trust, on behalf of
          the  fund,   to  modify  the   management   contract   under   certain
          circumstances.

7.        To approve an amended   management  contract  for the fund that would:          Destiny II
          (i) eliminate the  performance  adjustment component of the management fee  effective  18  months after the date the amended  contract  takes effect; (ii) reduce the management fee payable to FMR as FMR's assets under  management  increase;  and (iii)  allow FMR  and the trust,  on behalf of the fund, to modify the  management  contract  under certain circumstances.

8.        To approve an amended sub-advisory agreement with FMR U.K. to provide              All
          investment  advice and  research  services  or  investment  management services.
9.        To approve an amended sub-advisory agreement with FMR Far East to                  All
          provide   investment   advice  and  research  services  or  investment
          management services.
10.       To approve a Distribution and Service Plan for Class O shares of each              All
          fund which  describes all material  aspects of the proposed  financing for the distribution of Class O shares of the fund.
11.       To eliminate a fundamental investment policy for the fund.                         All
12.       To amend the diversification limitation to exclude "securities of                  All
          other investment companies" from issuer diversification limitations.

1.       TO ELECT A BOARD OF TRUSTEES.

         The purpose of this proposal is to elect a Board of Trustees of the trust. Pursuant to the provisions of the Declaration of Trust of Fidelity Destiny Portfolios, the Trustees have determined that the number of Trustees shall be fixed at twelve. It is intended that the enclosed proxy card will be voted for the election as Trustees of the twelve nominees listed below, unless such authority has been withheld in the proxy card.

         Except for Robert C. Pozen, all nominees named below are currently Trustees of Fidelity Destiny Portfolios and have served in that capacity continuously since originally elected or appointed. Robert M. Gates, Peter S. Lynch, Marvin L. Mann and William O. McCoy were selected by the trust's Nominating and Administration Committee (see page ____) and were appointed to the Board in March 1997, May 1997, October 1993 and January 1997, respectively. None of the nominees are related to one another. Those nominees indicated by an asterisk (*) are "interested persons" of the trust by virtue of, among other things, their affiliation with either the trust, the funds' investment adviser (FMR, or the Adviser), or the funds' distribution agent, FDC. The business address of each nominee who is an "interested person" is 82 Devonshire Street, Boston, Massachusetts 02109, and the business address of all other nominees is Fidelity Investments, P.O. Box 9235, Boston, Massachusetts 02205-9235. Except for Robert M. Gates, William O. McCoy and Robert C. Pozen, each of the nominees is currently a Trustee of 57 registered investment companies advised by FMR. Mr. Gates and Mr. McCoy are currently a Trustee of 54 registered investment companies advised by FMR and Mr. Pozen is currently a Trustee of 51 registered investment companies advised by FMR.

         In the election of Trustees, those twelve nominees receiving the highest number of votes cast at the Meeting, providing a quorum is present, shall be elected.


                                                                                                Year of
  Nominee                                                                                       Election or
   (Age)                                   Principal Occupation **                            Appointment
   -----                                   -----------------------                            -----------

Ralph F. Cox                President of RABAR Enterprises (management                             1991
     (66)                   consulting-engineering industry, 1994).  Prior to
                            February   1994,   he  was  President  of  Greenhill
                            Petroleum  Corporation  (petroleum  exploration  and
                            production). Until March 1990, Mr. Cox was President
                            and  Chief   Operating   Officer  of  Union  Pacific
                            Resources Company  (exploration and production).  He
                            is  a   Director   of  USA  Waste   Services,   Inc.
                            (non-hazardous  waste,  1993),  CH2M Hill  Companies
                            (engineering),   Rio  Grande,   Inc.  (oil  and  gas
                            production),   and  Daniel   Industries   (petroleum
                            measurement equipment manufacturer). In addition, he
                            is  a  member  of  advisory   boards  of  Texas  A&M
                            University and the University of Texas at Austin.

Phyllis Burke Davis         Prior to her retirement in September 1991, Mrs. Davis was              1992
        (67)                the Senior Vice President of Corporate Affairs of Avon
                            Products, Inc.  She is currently a Director of BellSouth
                            Corporation (telecommunications), Eaton Corporation
                            (manufacturing, 1991), and the TJX Companies, Inc.
                            (retail stores), and previously served as a Director of
                            Hallmark Cards, Inc. (1985-1991) and Nabisco Brands,
                            Inc.  In addition, she is a member of the President's
                            Advisory Council of The University of Vermont School of
                            Business Administration.

Robert M. Gates             Consultant, author, and lecturer (1993).  Mr. Gates was                1997
       (55)                 Director of the Central Intelligence Agency (CIA) from
                            1991-1993.  From 1989 to 1991,  Mr.  Gates served as
                            Assistant to the  President of the United States and
                            Deputy  National  Security  Advisor.  Mr. Gates is a
                            Director of LucasVarity PLC  (automotive  components
                            and diesel engines), Charles Stark Draper Laboratory
                            (non-profit),  NACCO  Industries,  Inc.  (mining and
                            manufacturing), and TRW Inc. (original equipment and
                            replacement  products).  Mr. Gates also is a Trustee
                            of the Forum  for  International  Policy  and of the
                            Endowment  Association of the College of William and
                            Mary.  In  addition,  he is a member of the National
                            Executive Board of the Boy Scouts of America.

                                       6


                                                                                                Year of
  Nominee                                                                                       Election or
   (Age)                                   Principal Occupation **                            Appointment
   -----                                   -----------------------                            -----------
*Edward C. Johnson 3d       President, is Chairman, Chief Executive Officer and a                  1968
          (68)              Director of FMR Corp.; a Director and Chairman of the
                            Board and of the Executive Committee of FMR; Chairman and
                            a Director of Fidelity Investments Money Management, Inc.
                            (1998), Fidelity Management & Research (U.K.) Inc., and
                            Fidelity Management & Research (Far East) Inc.

E. Bradley Jones            Prior to his retirement in 1984, Mr. Jones was Chairman                1990
       (71)                 and Chief Executive Officer of LTV Steel Company.  He is
                            a  Director  of TRW  Inc.  (original  equipment  and
                            replacement     products),     Consolidated     Rail


                            Corporation,  Birmingham Steel Corporation, and RPM,
                            Inc.  (manufacturer  of chemical  products),  and he
                            previously served as a Director of NACCO Industries,
                            Inc.   (mining   and   manufacturing,    1985-1995),
                            Hyster-Yale  Materials Handling,  Inc.  (1985-1995),
                            and Cleveland-Cliffs Inc (mining),  and as a Trustee
                            of First Union Real Estate Investments. In addition,
                            he  serves  as a  Trustee  of the  Cleveland  Clinic
                            Foundation,  where he has also  been a member of the
                            Executive Committee as well as Chairman of the Board
                            and President, a Trustee and member of the Executive
                            Committee of University  School  (Cleveland),  and a
                            Trustee of Cleveland Clinic Florida.

Donald J. Kirk              Executive-in-Residence (1995) at Columbia University                   1987
      (66)                  Graduate School of Business and a financial consultant.
                            From 1987 to January 1995, Mr. Kirk was a Professor at
                            Columbia University Graduate School of Business.  Prior
                            to 1987, he was Chairman of the Financial Accounting
                            Standards Board.  Mr. Kirk previously served as a
                            Director of General Re Corporation (reinsurance,
                            1987-1998), and  Valuation Research Corp. (appraisals and
                            valuations, 1993-1995).  He serves as Chairman of the
                            Board of Directors of National Arts Stabilization Inc.,
                            Chairman of the Board of Trustees of the Greenwich
                            Hospital Association, Director of the Yale-New Haven
                            Health Services Corp. (1998), a Member of the Public
                            Oversight Board of the American Institute of Certified
                            Public Accountants' SEC Practice Section (1995), and as a
                            Public Governor of the National Association of Securities
                            Dealers, Inc. (1996).


                                       7



                                                                                                Year of
  Nominee                                                                                       Election or
   (Age)                                   Principal Occupation **                            Appointment
   -----                                   -----------------------                            -----------
*Peter S. Lynch             Vice Chairman and Director of FMR.  Prior to May 31,                   1997
           (56)             1990, he was a Director of FMR and Executive Vice
                            President of FMR (a position he held until March 31,
                            1991);  Vice President of Fidelity Magellan Fund and
                            FMR Growth Group  Leader;  and Managing  Director of
                            FMR  Corp.  Mr.  Lynch was also  Vice  President  of
                            Fidelity Investments Corporate Services (1991-1992).
                            In  addition,  he  serves  as a  Trustee  of  Boston
                            College, Massachusetts Eye & Ear Infirmary, Historic
                            Deerfield (1989) and Society for the Preservation of
                            New England  Antiquities,  and as an Overseer of the
                            Museum of Fine Arts of Boston.

William O. McCoy            Vice President of Finance for the University of North                  1997
       (65)                 Carolina (16-school system, 1995).  Prior to his
                            retirement  in  December  1994,  Mr.  McCoy was Vice
                            Chairman  of  the  Board  of  BellSouth  Corporation
                            (telecommunications,    1984)   and   President   of
                            BellSouth  Enterprises  (1986).  He is  currently  a
                            Director of Liberty  Corporation  (holding  company,
                            1984),  Weeks  Corporation  of Atlanta (real estate,
                            1994),  Carolina  Power and Light Company  (electric
                            utility,  1996) and the Kenan  Transport Co. (1996).
                            Previously,  he was a  Director  of  First  American
                            Corporation  (bank holding company,  1979-1996).  In
                            addition,  Mr. McCoy serves as a member of the Board
                            of Visitors for the  University of North Carolina at
                            Chapel Hill (1994) and for the Kenan-Flager Business
                            School (University of North Carolina at Chapel Hill,
                            1988).

Gerald C. McDonough         Chairman of G.M. Management Group (strategic advisory                  1989
          (70)              services).  Mr. McDonough is a Director of York
                            International Corp. (air conditioning and refrigeration),
                            Commercial Intertech Corp. (hydraulic systems, building
                            systems, and metal products, 1992), CUNO, Inc. (liquid
                            and gas filtration products, 1996), and Associated
                            Estates Realty Corporation (a real estate investment
                            trust, 1993).  Mr. McDonough served as a Director of
                            ACME-Cleveland Corp. (metal working, telecommunications,
                            and electronic products) from 1987-1996 and Brush-Wellman
                            Inc. (metal refining) from 1983-1997).

Marvin L. Mann              Chairman of the Board of Lexmark International, Inc.                   1993
       (66)                 (office machines, 1991).  Prior to 1991, he held the
                            positions of Vice President of International Business
                            Machines Corporation ("IBM") and President and General
                            Manager of various IBM divisions and subsidiaries.  Mr.
                            Mann is a Director of M.A. Hanna Company (chemicals,
                            1993) and Imation Corp. (imaging and information storage,
                            1997).

*Robert C. Pozen            Senior Vice President, is also President and a Director                 N/A
        (52)                of FMR (1997); and President and a Director of Fidelity
                            Investments Money Management, Inc. (1998), Fidelity
                            Management & Research (U.K.) Inc. (1997), and Fidelity
                            Management & Research (Far East) Inc. (1997).
                            Previously, Mr. Pozen served as General Counsel, Managing
                            Director, and Senior Vice President of FMR Corp.



                                       8



                                                                                                Year of
  Nominee                                                                                       Election or
   (Age)                                   Principal Occupation **                            Appointment
   -----                                   -----------------------                            -----------
Thomas R. Williams          President of The Wales Group, Inc. (management and                     1989
        (70)                financial advisory services).  Prior to retiring in 1987,
                            Mr.  Williams  served  as  Chairman  of the Board of
                            First Wachovia  Corporation  (bank holding company),
                            and  Chairman  and Chief  Executive  Officer  of The
                            First  National  Bank of Atlanta  and First  Atlanta
                            Corporation (bank holding company).  He is currently
                            a  of  Director  of  ConAgra,   Inc.   (agricultural
                            products), Georgia Power Company (electric utility),
                            National Life Insurance Company of Vermont, American
                            Software, Inc., and AppleSouth, Inc.
                            (restaurants, 1992).

         ** Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.

         [As of February 28, 1999, the nominees, Trustees and officers of the trust and each fund owned, in the aggregate, less than 1% of each fund's outstanding shares.]

         If elected, the Trustees will hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) a Trustee may be removed at any Special Meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. In case a vacancy shall for any reason exist, the remaining Trustees will fill such vacancy by appointing another Trustee, so long as, immediately after such appointment, at least two-thirds of the Trustees have been elected by shareholders. If, at any time, less than a majority of the Trustees holding office has been elected by the shareholders, the Trustees then in office will promptly call a shareholders' meeting for the purpose of electing a Board of Trustees. Otherwise, there will normally be no meeting of shareholders for the purpose of electing Trustees.

         The trust's Board, which is currently composed of two interested and nine non-interested Trustees, met 11 times during the twelve months ended September 30, 1998. It is expected that the Trustees will meet at least ten times a year at regularly scheduled meetings.

         The trust's Audit Committee is composed entirely of Trustees who are not interested persons of the trust, FMR or its affiliates and normally meets four times a year, or as required, prior to meetings of the Board of Trustees. Currently, Messrs. Kirk (Chairman), Gates and McCoy, and Mrs. Davis are members of the Committee. The committee oversees and monitors the trust's internal control structure, its auditing function and its financial reporting process, including the resolution of material reporting issues. The committee recommends to the Board of Trustees the appointment of auditors for the trust. It reviews audit plans, fees and other material arrangements in respect of the engagement of auditors, including non-audit services to be performed. It reviews the qualifications of key personnel involved in the foregoing activities. The committee plays an oversight role in respect of the trust's investment compliance procedures and the code of ethics. During the twelve months ended September 30, 1998, the committee held 4 meetings.

         The trust's Nominating and Administration Committee is currently composed of Messrs. McDonough (Chairman), Jones and Williams. The committee members confer periodically and hold meetings as required. The committee makes nominations for independent trustees, and for membership on committees. The committee periodically reviews procedures and policies of the Board of Trustees and committees. It acts as the administrative committee under the Retirement Plan for non-interested trustees who retired prior to December 30, 1996. It monitors the performance of legal counsel employed by the trust and the independent trustees. The committee in the first instance monitors compliance with, and acts as the administrator of the provisions of the code of ethics applicable to the independent trustees. During the twelve months ended September 30, 1998, the committee held no meetings. The Nominating and Administration Committee will consider nominees recommended by shareholders. Recommendations should be submitted to the committee in care of the Secretary of the Trust. The trust does not have a compensation committee; such matters are considered by the Nominating and Administration Committee.

         The following table sets forth information describing the compensation of each Trustee and Member of the Advisory Board of each fund for his or her services for the fiscal year ended September 30, 1998, or calendar year ended December 31, 1998, as applicable.


                               Compensation Table


                                               Aggregate               Aggregate                    Total
                                              Compensation            Compensation              Compensation
   Trustees and Members                           from                    from                    from the
   of the Advisory Board                    Destiny IB, C, E       Destiny IIB, D, E           Fund Complex*A
   ---------------------                    ----------------       -----------------           --------------

   J. Gary Burkhead **,#                 $        0             $        0               $        0
   Ralph F. Cox                          $        2,265         $        1,426           $        223,500
   Phyllis Burke Davis                   $        2,250         $        1,416           $        220,500
   Robert M. Gates                       $        2,285         $        1,439           $        223,500
   Edward C. Johnson 3d **               $        0             $        0               $        0
   E. Bradley Jones                      $        2,265         $        1,426           $        222,000
   Donald J. Kirk                        $        2,296         $        1,447           $        226,500
   Peter S. Lynch **                     $        0             $        0               $        0
   William O. McCoy                      $        2,285         $        1,439           $        223,500
   Gerald C. McDonough                   $        2,821         $        1,776           $        273,500
   Marvin L. Mann                        $        2,249         $        1,417           $        220,500
   Thomas R. Williams                    $        2,281         $        1,436           $        223,500

* Information is for the calendar year ended December 31, 1998 for 237 funds in the complex.

** Interested Trustees of the funds and Mr. Burkhead are compensated by FMR.

# J. Gary Burkhead served on the Board of Trustees through July 31, 1997. Effective August 1, 1997, Mr. Burkhead serves as a Member of the Advisory Board of the trust.

A Compensation figures include cash, amounts required to be deferred, and may include amounts deferred at the election of Trustees. For the calendar year ended December 31, 1998, the Trustees accrued required deferred compensation from the funds as follows: Ralph F. Cox, $75,000; Phyllis Burke Davis, $75,000; Robert M. Gates, $75,000; E. Bradley Jones, $75,000; Donald J. Kirk, $75,000; William O. McCoy, $75,000; Gerald C. McDonough, $87,500; Marvin L. Mann, $75,000; and Thomas R. Williams, $75,000. Certain of the non-interested Trustees elected voluntarily to defer a portion of their compensation as follows: Ralph
        F. Cox, $55,039; William O. McCoy, $55,039; Marvin L. Mann, $55,039; and Thomas R. Williams, $63,433.

B Compensation figures include cash, and may include amounts required to be deferred and amounts deferred at the election of Trustees.

C The following amounts are required to be deferred by each non-interested Trustee, most of which is subject to vesting: Ralph F. Cox, $1,053, Phyllis Burke Davis, $1,053, Robert M. Gates, $1,054, E. Bradley Jones, $1,053, Donald J. Kirk, $1,053, William O. McCoy, $1,053, Gerald C. McDonough, $774, Marvin L. Mann, $663, and Thomas R. Williams, $663.

D The following amounts are required to be deferred by each non-interested Trustee, most of which is subject to vesting: Ralph F. Cox, $663, Phyllis Burke Davis, $663, Robert M. Gates, $663, E. Bradley Jones, $663, Donald J. Kirk, $663, William O. McCoy, $1,053, Gerald C. McDonough, $774, Marvin L. Mann, $663, and Thomas R. Williams, $663.

E For the fiscal year ended September 30, 1998, certain of the non-interested Trustees' aggregate compensation from a fund includes accrued voluntary deferred compensation as follows: Ralph F. Cox, $895, Destiny I; Ralph F. Cox, $564, Destiny II; Marvin L. Mann, $895, Destiny I; Marvin L. Mann, $564, Destiny II; William O. McCoy, $669, Destiny I; William O. McCoy, $427, Destiny II; Thomas R. Williams, $895, Destiny I; Thomas R. William, $564, Destiny II.

         Under a deferred compensation plan adopted in September 1995 and amended in November 1996 (the Plan), non-interested Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual fees. Amounts deferred under the Plan are treated as though equivalent dollar amounts had been invested in shares of a cross-section of Fidelity funds including funds in each major investment discipline and representing a majority of Fidelity's assets under management (the Reference Funds). The amounts ultimately received by the Trustees under the Plan will be directly linked to the investment performance of the Reference Funds. Deferral of fees in accordance with the Plan will have a negligible effect on a fund's assets, liabilities, and net income per share, and will not obligate a fund to retain the services of any Trustee or to pay any particular level of compensation to the Trustee. A fund may invest in the Reference Funds under the Plan without shareholder approval.

2.       TO RATIFY THE SELECTION OF DELOITTE & TOUCHE LLP AS
         INDEPENDENT ACCOUNTANTS OF THE FUNDS.

         By a vote of the non-interested Trustees, the firm of Deloitte & Touche LLP has been selected as independent accountants for each fund to sign or certify any financial statements of each fund required by any law or regulation to be certified by an independent accountant and filed with the Securities and Exchange Commission (SEC) or any state. Pursuant to the 1940 Act, such selection requires the ratification of shareholders. In addition, as required by the 1940 Act, the vote of the Trustees is subject to the right of each fund, by vote of a majority of its outstanding voting securities at any meeting called for the purpose of voting on such action, to terminate such employment without penalty. Deloitte & Touche LLP has advised each fund that it has no direct or material indirect ownership interest in each fund.

         During the funds' two most recently completed fiscal years, PricewaterhouseCoopers LLP (PwC) served as the funds' independent accountants. PwC's audit reports for such years did not contain an adverse opinion or disclaimer of opinion; nor were such reports qualified or modified as to uncertainty, audit scope or accounting principles. Further, there were no disagreements between the funds and PwC on accounting principles, financial statement disclosures or audit scope, which if not resolved to the satisfaction of PwC would have caused it to make reference to the disagreements in connection with its report on the financial statement for such years.

         Effective February 18, 1999, PwC resigned and the non-interested Trustees selected Deloitte & Touche LLP as auditor for the funds beginning with fiscal years ending September 30, 1999, upon the recommendation of the funds' Audit Committee.

         The independent accountants examine annual financial statements for the funds and provide other audit and tax-related services. In recommending the selection of each fund's accountants, the Audit Committee reviewed the nature and scope of the services to be provided (including non-audit services) and whether the performance of such services would affect the accountants' independence. Representatives of Deloitte & Touche LLP and PwC are not expected to be present at the Meeting, but have been given the opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence.


3. TO AUTHORIZE THE TRUSTEES TO ADOPT AN AMENDED AND RESTATED DECLARATION OF TRUST.

         The Board of Trustees has approved and recommends that the shareholders of the trust authorize them to adopt and execute an Amended and Restated Declaration of Trust for the trust and the funds of the trust in the form attached to this Proxy Statement as Exhibit 1 (New Declaration of Trust). The attached New Declaration of Trust has been marked to show changes from the trust's existing Declaration of Trust (Current Declaration of Trust). The New Declaration of Trust is a more modern form of trust instrument for a Massachusetts business trust, and, going forward, will be used as the standard Declaration of Trust for all new Fidelity Massachusetts business trusts.

         The New Declaration of Trust gives the Trustees more flexibility and, subject to applicable requirements of the 1940 Act and Massachusetts law, broader authority to act. This increased flexibility may allow the Trustees to react more quickly to changes in competitive and regulatory conditions and, as a consequence, may allow the funds to operate in a more efficient and economical manner. ADOPTION OF THE NEW DECLARATION OF TRUST WILL NOT ALTER IN ANY WAY THE TRUSTEES' EXISTING FIDUCIARY OBLIGATIONS TO ACT WITH DUE CARE AND IN THE SHAREHOLDERS' INTERESTS. BEFORE UTILIZING ANY NEW FLEXIBILITY THAT THE NEW DECLARATION OF TRUST MAY AFFORD, THE TRUSTEES MUST FIRST CONSIDER THE SHAREHOLDERS' INTERESTS AND THEN ACT IN ACCORDANCE WITH SUCH INTERESTS.

         Adoption of the New Declaration of Trust will not result in any changes in the funds' Trustees or officers or in the investment policies and shareholder services described in the funds' current prospectuses.

         Generally, a majority of the Trustees may amend the Current Declaration of Trust when authorized by a "majority of the outstanding voting securities" (as defined in the 1940 Act) of the trust. On October 16, 1997, the Trustees approved the form of the New Declaration of Trust. On December 18, 1997, the Board approved several additional changes to the form of the New Declaration of Trust, which changes have been incorporated into the form attached to this Proxy Statement. On October 16, 1997 and July 16, 1998, the Board authorized the submission of the New Declaration of Trust to the trust's shareholders for their authorization at this Meeting.

         The New Declaration of Trust amends the Current Declaration of Trust in a number of significant ways. The following discussion summarizes some of the more significant amendments to the Current Declaration of Trust effected by the New Declaration of Trust.

         IN ADDITION TO THE CHANGES DESCRIBED BELOW, THERE ARE OTHER SUBSTANTIVE AND STYLISTIC DIFFERENCES BETWEEN THE NEW DECLARATION OF TRUST AND THE CURRENT DECLARATION OF TRUST. THE FOLLOWING SUMMARY IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO THE NEW DECLARATION OF TRUST ITSELF, WHICH IS ATTACHED AS EXHIBIT 1 TO THIS PROXY STATEMENT.

         SIGNIFICANT CHANGES EFFECTED BY THE NEW DECLARATION OF TRUST.

         Reorganization or Termination of the Trust or Its Series. Unlike the Current Declaration of Trust, the New Declaration of Trust generally permits the Trustees, subject to applicable Federal and state law, to reorganize or terminate the trust or any of its series. The Current Declaration of Trust requires shareholder approval in order to reorganize or terminate the trust or any of its series.

         Under certain circumstances, it may not be in the shareholders' interest to require a shareholder meeting to permit the trust or a fund to reorganize into another entity. For example, in order to reduce the cost and scope of state regulatory constraints or to take advantage of a more favorable tax treatment offered by another state, the Trustees may determine that it would be in the shareholders' interests to reorganize a fund to domicile it in another state or to change its legal form. Under the Current Declaration of Trust, the Trustees cannot effectuate such a potentially beneficial reorganization without first conducting a shareholder meeting and incurring the attendant costs and delays. In contrast, the New Declaration of Trust gives the Trustees the flexibility to reorganize the trust or any of its series and achieve potential shareholder benefits without incurring the delay and potential costs of a proxy solicitation. Such flexibility should help to assure that the trust and its funds operate under the most appropriate form of organization.

         Similarly, under certain circumstances, it may not be in the shareholders' interest to require a shareholder meeting to permit the Trustees to terminate a fund. For example, a fund may have insufficient assets to invest effectively or excessively high expense levels due to operational needs. Under such circumstances, absent viable alternatives, the Trustees may determine that terminating the fund is in the shareholders' interest and the only appropriate course of action. The process of obtaining shareholder approval of the fund's termination may, however, make it more difficult to complete the fund's liquidation and termination and, in general, will increase the costs associated with the termination. In such a case, it may be in the shareholders' interest to permit fund termination without incurring the costs and delays of a shareholder meeting.

         As discussed above, before allowing a trust or fund reorganization or termination to proceed without shareholder approval, the Trustees have a fiduciary responsibility to first determine that the proposed transaction is in the shareholders' interest. Any exercise of the Trustees' increased authority under the New Declaration of Trust is also subject to any applicable requirements of the 1940 Act and Massachusetts law. Of course, in all cases, the New Declaration of Trust would require that shareholders receive written notification of any proposed transaction.

         The New Declaration of Trust does not give the Trustees the authority to merge a fund with another operating mutual fund or sell all of a fund's assets to another operating mutual fund without first seeking shareholder approval. Under the New Declaration of Trust, shareholder approval is still required for these transactions.

         FUTURE AMENDMENTS OF THE DECLARATION OF TRUST. The New Declaration of Trust permits the Trustees, with certain exceptions, to amend the Declaration of Trust without shareholder approval. Under the New Declaration of Trust, shareholders generally have the right to vote on any amendment affecting their right to vote, on any amendment altering the maximum number of permitted Trustees, on any amendment affecting the New Declaration of Trust's amendment provisions, on any amendment required by law or the trust's registration statement, and on any matter submitted to shareholders by the Trustees. The Current Declaration of Trust, on the other hand, generally gives shareholders the exclusive power to amend the Declaration of Trust. By allowing amendment of the Declaration of Trust without shareholder approval, the New Declaration of Trust gives the Trustees the necessary authority to react quickly to future contingencies. As mentioned above, such increased authority remains subordinate to the Trustees' continuing fiduciary obligations to act with due care and in the shareholders' interest.

         MASTER FEEDER AUTHORITY. The New Declaration of Trust clarifies that the Trustees may authorize the investment of all of a fund's assets in another open-end investment company (Master Feeder Fund Structure). The current Declaration of Trust does not specifically provide the Trustees the ability to authorize the Master Feeder Fund Structure. The purpose of a Master Feeder Fund Structure is to achieve operational efficiencies by consolidating portfolio management while maintaining different distribution and servicing structures. In order to implement a Master Feeder Fund Structure, both the Declaration of Trust and the funds' policies must permit the structure. Currently, each fund's policies do not allow for such investments. Proposal 5 on page __ seeks the approval of each fund's shareholders to adopt a fundamental investment policy to permit investment in another open-end investment company with substantially the same investment objective and policies.

         A number of mutual funds have developed so called Master-Feeder Fund Structures under which several "feeder" funds invest all of their assets in a single pooled investment, or "master" fund. For example, an institutional equity fund with a high initial minimum investment amount for large investors might pool its investments with an equity fund with low minimums designed for retail investors. This structure allows several feeder funds with substantially the same objective, but different distribution and servicing features to combine their investments and manage them as one master fund instead of managing them separately. The feeder funds combine their investments by investing all of their assets in one master fund. (Each feeder fund invested in a single master fund retains its own characteristics, but is able to achieve operational efficiencies by investing together with the other feeder funds in the Master Feeder Fund Structure.)

         FMR and the Board of Trustees continually review methods of structuring mutual funds to take maximum advantage of potential efficiencies. While neither FMR nor the Trustees has determined that a fund should invest in a master fund, the Trustees believe it could be in the best interest of each fund to adopt such a structure at a future date. If approved, the New Declaration of Trust would provide the Trustees with the power to authorize a fund to invest all of its assets in a single open-end investment company. The Trustees will authorize such a transaction only if a Master Feeder Fund Structure is permitted under the fund's investment policies (see Proposal 5), if they determine that a Master Feeder Fund Structure is in the best interest of a fund, and if, upon advice of counsel, they determine that the investment will not have material adverse tax consequences to each fund or its shareholders. The Trustees will specifically consider the impact, if any, on fees paid by the fund as a result of adopting a Master Feeder Fund Structure.

         SHAREHOLDER NOTIFICATION OF TRUSTEE APPOINTMENT. The New Declaration of Trust generally provides that, in the case of a vacancy on the Board of

Trustees, the remaining Trustees shall fill the vacancy by appointing a person they, in their discretion, see fit, consistent with the limitations of the 1940 Act. Section 16 of the 1940 Act states that a vacancy may be filled by the Trustees if, after filling the vacancy, at least two-thirds of the Trustees then holding office were elected by the holders of the outstanding voting securities of the trust. It also states that if at any time less than 50% of the Trustees were elected by shareholders, a shareholder meeting must be called within 60 days for the purposes of electing Trustees to fill the existing vacancies. Trustees may also appoint a Trustee in anticipation of a current Trustee's retirement or resignation or in the event of an increase in the number of Trustees. The Current Declaration of Trust requires, that within three months of a Trustee appointment, notification of such appointment be mailed to each shareholder of the trust. The New Declaration of Trust eliminates this notification requirement.

         Notifying a trust's shareholders in the event of an appointment of a Trustee is not required by any federal or state law. Such notification to all shareholders of a trust may be costly. If the New Declaration of Trust is approved, shareholders would normally be notified of future Trustee appointments in the next financial report for the fund following the appointment.

         OTHER CHANGES EFFECTED BY THE NEW DECLARATION OF TRUST.

         In addition to the significant changes above, the New Declaration of Trust modifies the Current Declaration of Trust in a number of important ways, including the following:

         1. The New Declaration of Trust modifies the Current Declaration of Trust to allow FMR and the trust, on behalf of each fund, to amend the fund's respective Management Contract subject to the provisions of Section 15 of the 1940 Act, as modified or interpreted by the SEC. In contrast, the Current Declaration of Trust explicitly requires the vote of a majority of the outstanding voting securities of a fund to authorize all such amendments. A corresponding change is also proposed for the funds' Management Contracts. For more information on this topic generally, see "Modification of Management Contract Amendment Provisions" on pages ____ and _____.

         2. The New Declaration of Trust clarifies that the Trustees may impose other fees (for example, purchase fees) in addition to sales charges upon investment in a fund and clarifies that deferred sales charges and other fees (for example, redemption fees) may be imposed upon redemption of a fund's shares.

         3. The New Declaration of Trust confirms and clarifies various existing Trustee powers. For example, the New Declaration of Trust clarifies that the Trustees, in addition to banks and trust companies, may employ as fund custodians companies that are members of a national securities exchange or other entities permitted under the 1940 Act; delegate authority to investment advisers and other agents; adopt and offer dividend reinvestment and related plans; operate and carry on the business of an investment company; and interpret the investment policies, practices, and limitations of any fund.

         4. The New Declaration of Trust clarifies that no shareholder of a trust series shall have a claim on the assets of another series and further clarifies that, by virtue of investing in a fund, a shareholder is deemed to have assented to and agreed to be bound by the terms of the New Declaration of Trust.

         5. The New Declaration of Trust deletes various technical and/or antiquated requirements from the Current Declaration of Trust, including existing requirements that a Trustee vacancy be deemed to occur when a Trustee is absent from his or her state of residence, that Trustee vacancies must be filled within six calendar months, and that portfolio securities be held pursuant to safeguards prescribed by usual Massachusetts practice.

         6. As a general matter, the New Declaration of Trust modifies the Current Declaration of Trust to incorporate appropriate references to classes of shares.

         7. Lastly, the New Declaration of Trust generally expands various 1940 Act defined terms to encompass SEC modifications and interpretations. Specific references to discrete sections of the 1940 Act that are contained in the New Declaration of Trust have likewise been expanded to include SEC modifications and interpretations.

         Conclusion. The Board of Trustees has concluded that the proposed adoption of the New Declaration of Trust is in the best interests of the trust's shareholders. Accordingly, the Trustees unanimously recommend that the shareholders vote FOR the proposal to authorize them to adopt and execute the New Declaration of Trust. If the proposal is not approved, the Current Declaration of Trust will remain unchanged and in effect.


4. TO AMEND THE BYLAWS OF THE TRUST TO REQUIRE ONLY TRUSTEE APPROVAL OF CHANGES TO THE BYLAWS.

         The Board of Trustees has approved, and recommends that shareholders of the trust approve, a proposal to amend the Bylaws of the trust to allow the Trustees to approve any changes to the Bylaws without seeking shareholder approval. Currently, shareholder approval is required to amend certain provisions of the trust's Bylaws. If the shareholders vote in favor of this proposal, the Trustees intend to adopt bylaws that are standard for most Fidelity funds. See Exhibit 2 beginning on page __ for the standard Bylaws.

         In the past, certain state securities authorities required that various operational and investment restrictions be included in a charter or Bylaw provision amendable only by shareholder vote. These state securities requirements have been eliminated. The Trustees believe that the funds will be able to respond to changing conditions more rapidly, and without the expense of a special shareholder meeting, if the Trustees have the power to amend the Bylaws without shareholder approval.

         Current Article X of the trust's Bylaws allows amendments to the Bylaws by majority vote of the Trustees, provided, however, that any amendment which changes or affects the provisions of Articles VII, X, or XII must be approved by vote of a majority of the outstanding shares of the trust entitled to vote. The proposed amendment to Article X eliminates the requirement for a shareholder vote to amend Articles VII, X, and XII.

         Current Article VII contains provisions which are to be included in any contract between the trust and a custodian, provisions governing termination of custodian agreements and the appointment of successors or custodians, and provisions governing sub-custodian arrangements. The 1940 Act, and the rules and regulations thereunder, impose various requirements with respect to custodians for registered investment companies. These requirements apply to the trust regardless of whether they are set forth in the Bylaws. The Trustees believe that it would be in the best interests of the trust and its shareholders for the Trustees to have the authority to amend or delete any provisions in the trust's custodian contracts as they deem necessary, consistent with the 1940 Act, in order to maintain maximum flexibility in the operation of the funds.

         Current Article XII requires that the Trustees, at least semiannually, submit to shareholders a written financial report of the transactions of the funds, including financial statements which must be certified by independent public accountants, at least annually. These requirements currently are contained in rules promulgated under the 1940 Act and, therefore, permit the Trustees to furnish more limited financial statements if such rules are modified, or if permitted by order of the SEC.

         AMENDMENT TO THE BYLAWS. If the proposal is approved, Article X of the trust's Bylaws will be amended as follows: (material to be deleted is [bracketed]):

                                    ARTICLE X
                                    ---------
                                   Amendments

       "These Bylaws may be amended at any meeting of the Trustees of the Trust by a majority vote[; provided, however, that any amendment which changes or affects the provisions of Article VII, Article X, or Article XII shall be approved by vote of a majority of the outstanding shares of the Trust entitled to vote]."

         CONCLUSION. The Board of Trustees has concluded that the proposal will benefit the trust and its shareholders. The Trustees recommend voting FOR the proposal. Upon shareholder approval, the Trustees will adopt the standard Fidelity Bylaws. If the proposal is not approved by shareholders of the trust, the Bylaws will remain unchanged.


5. TO ADOPT A NEW FUNDAMENTAL INVESTMENT POLICY FOR EACH FUND PERMITTING EACH FUND TO INVEST ALL OF ITS ASSETS IN ANOTHER OPEN-END INVESTMENT COMPANY MANAGED BY FMR OR AN AFFILIATE WITH SUBSTANTIALLY THE SAME INVESTMENT OBJECTIVE AND POLICIES.

         The Board of Trustees has approved, and recommends that shareholders of each fund approve, the adoption of a new fundamental investment policy that would permit each fund to invest all of its assets in another open-end investment company managed by FMR or an affiliate with substantially the same investment objective and policies. Adoption of the policy would allow each Fund to participate in a so-called "Master Feeder Fund" organizational format (Master Feeder Fund Structure).

         Participation in a Master Feeder Fund Structure would allow each fund to combine its assets with other funds having substantially the same investment objective and policies, but differing distribution or servicing arrangements. By combining its assets in a central "Master Fund" with other participating "Feeder Funds," each fund would be able to maintain its unique distribution and servicing structure while potentially achieving operational efficiencies through the consolidation of portfolio management. For example, if FMR managed three funds all with the same investment objective and policies, a Master Feeder Fund Structure would allow FMR to manage one combined fund (rather than three), but still offer three distinct products, each having different servicing features and pricing (e.g., one distinct product for retail investors, a second for institutional investors and a third for foreign investors). The purpose of a Master Feeder Fund Structure would be to allow FMR to manage only one fund in each investment discipline (Master Fund), but still be able to offer that investment discipline with a variety of different servicing features and pricing (Feeder Funds). The Master Feeder Fund Structure is explained in more detail below. A diagram comparing a typical "stand alone" fund structure to a Master Feeder Fund Structure is attached to this Proxy Statement as Exhibit 3.

         If the proposal is approved by shareholders, THE TRUSTEES WILL ONLY AUTHORIZE INVESTING EACH FUND'S ASSETS IN A MASTER FUND IF THEY DETERMINE THAT A MASTER FEEDER FUND STRUCTURE IS IN THE BEST INTERESTS OF EACH FUND SHAREHOLDERS, AND IF, UPON ADVICE OF COUNSEL, THEY DETERMINE THAT THE INVESTMENT WILL NOT HAVE MATERIAL ADVERSE TAX CONSEQUENCES TO EACH FUND OR ITS SHAREHOLDERS.

         THE  MASTER  FEEDER  FUND  STRUCTURE.  The  term  "Master  Feeder  Fund
Structure" refers to a two-tiered arrangement in which typically one or more mutual funds with substantially identical investment objectives (the Feeder Funds) combine their assets by investing in a single investment company having the same investment objective (the Master Fund). The Feeder Funds sell their shares to the public and invest all of their assets in shares of the Master Fund. In turn, the Master Fund, in accordance with its and the Feeder Funds' common investment objective, invests its assets in appropriate portfolio securities (e.g., stocks, bonds, or money market instruments). The Master Fund is not offered to the public: it sells its shares only to the Feeder Funds. The individual Feeder Funds are generally sold through different distribution channels to discrete targeted markets, such as retail investors, institutional investors or foreign investors. Administrative and service features will vary among Feeder Funds depending upon the level of service sought by the fund's investors. Simply stated, the Master Feeder Fund Structure consolidates portfolio management and related functions at the Master Fund (or bottom tier) level and segregates marketing and distribution to the Feeder Fund (or top tier) level.

         The Master Feeder Fund Structure may offer certain advantages over more traditional "stand alone" funds. For example, participating Feeder Funds may achieve economies of scale by sharing among a greater number of investment dollars fixed expenses of portfolio management and fund administration. Feeder Funds may also be able to achieve greater diversification by means of a larger portfolio of securities than could be achieved by individual funds. In short, the Master Feeder Fund Structure gives participating Feeder Funds the ability to tailor services and fees for particular market segments while providing the economies of scale available to a larger fund.

         REASON FOR THE PROPOSAL. FMR and the Board of Trustees continually review methods of structuring mutual funds to take advantage of potential efficiencies. While neither the Board nor FMR has determined that each fund should invest in a Master Fund, the Trustees believe it could be in the best interests of each fund to adopt such a structure at a future date.

         At present, certain of each fund's fundamental investment policies and limitations would prevent each fund from investing all of its assets in a Master Fund and would require a vote of shareholders before each fund could participate in a Master Feeder Fund Structure. These policies include each fund's limitations on concentration, diversification, and underwriting. To avoid the costs associated with a subsequent shareholder meeting, the Trustees recommend that shareholders approve the proposal to permit each fund to invest its assets in a single Master Fund, without a further vote of shareholders. If shareholders approve this proposal, the above-mentioned restrictive policies would no longer preclude each fund's investment in a Master Fund.

         To allow possible future implementation of a Master Feeder Fund Structure, an amendment to the Declaration of Trust is also proposed. Proposal 3 requests approval for the adoption of an amended and restated Declaration of Trust (New Declaration of Trust) that would allow the Trustees to authorize each fund's conversion to a Master Feeder Fund Structure when permitted by its policies. This proposal would add a fundamental policy for each fund that permits the Master Feeder Fund Structure.

         DISCUSSION. As discussed above, FMR may manage a number of mutual funds with similar investment objectives, policies, and limitations, but with different features and services. Were these comparable funds to combine their assets, operational efficiencies could be achieved, offering the opportunity to reduce costs. Similarly, FMR anticipates that a Master Feeder Fund Structure would facilitate the introduction of new Fidelity mutual funds, increasing the investment options available to shareholders.

         Each fund's method of operation and shareholder services would not be materially affected by its investment in a Master Fund, except that the assets of each fund would be managed as part of a larger fund. Were each fund to invest all of its assets in a Master Fund, it would hold only a single investment security (i.e., shares of the Master Fund). The Master Fund, in turn, would directly invest in individual securities pursuant to its investment objective (which would be identical to each fund's investment objective). The Master Fund would be managed by FMR or an affiliate, such as Fidelity Investments Money Management, Inc. in the case of a money market fund.

         The Trustees would retain the right to withdraw each fund's investments from a Master Fund at any time and would do so if the Master Fund's investment objective and policies were no longer appropriate for each fund. Each fund would then resume investing directly in individual securities as it does currently.

         If, as a Feeder Fund, each fund is asked to vote at a shareholder meeting of the Master Fund, the fund, if required by applicable law or its policies, would hold a meeting of its shareholders to vote on the matters to be considered at the Master Fund shareholder meeting. Each fund would cast its votes at the Master Fund meeting in the same proportion as each fund's shareholders voted at their meeting.

         At present, the Trustees have not considered any specific proposal to authorize a Master Feeder Fund Structure. As mentioned, the Trustees will authorize investing each fund's assets in a Master Fund only if they determine that a Master Feeder Fund Structure is in the best interests of each fund's shareholders and if, upon advice of counsel, they determine that the investment will not have material adverse tax consequences to each fund or its shareholders. In determining whether to invest in a Master Fund, the Trustees will consider, among other things, the opportunity to reduce costs and to achieve operational efficiencies. The Trustees will not authorize investment in a Master Fund if doing so would materially increase costs (including fees) to shareholders.

         FMR may benefit from the use of a Master Feeder Fund Structure if overall assets under management are increased (since FMR's fees are based on assets). Also, FMR's expenses of providing investment and other services to each fund may be reduced. If a fund's investment in a Master Fund were to reduce FMR's expenses materially, the Trustees would consider whether a reduction in FMR's management fee would be appropriate if and when a Master Feeder Fund Structure is implemented.

         PROPOSED FUNDAMENTAL POLICY. To allow each fund to invest in a Master Fund at a future date, the Trustees recommend that each fund adopt the following fundamental policy:

       "The fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company managed by Fidelity Management & Research Company or an affiliate or successor with substantially the same fundamental investment objective, policies, and limitations as the fund."

         If  the  proposal  is  adopted,   the   Trustees   intend  to  adopt  a
non-fundamental investment limitation for each fund that states:

       "The fund does not currently intend to invest all of its assets in the securities of a single open-end management investment company managed by Fidelity Management & Research Company or an affiliate or successor with substantially the same fundamental investment objective, policies, and limitations as the fund."

         CONCLUSION. The Board of Trustees has concluded that the proposal will benefit each fund and its shareholders. The Trustees recommend voting FOR the proposal. Upon shareholder approval, the fundamental limitation will become effective when disclosure is revised to reflect the changes. If the proposal is not approved by the shareholders of a fund, that fund's current fundamental investment policies will remain unchanged with respect to potential investment in Master Funds.


6.       TO APPROVE AN AMENDED MANAGEMENT CONTRACT FOR DESTINY I.

         The Board of Trustees, including the Trustees who are not "interested persons" of the trust or of FMR (the Independent Trustees), has approved, and recommends that shareholders of the fund approve, a proposal to adopt an amended management contract with FMR (the Amended Contract). The most significant difference of the Amended Contract is that it eliminates the performance adjustment component of the management fee that FMR receives from the fund for managing its investments and business affairs under the fund's existing management contract with FMR (the Present Contract). The Amended Contract also modifies the management fee to provide for lower fees when FMR's assets under management exceed certain levels. In addition, the Amended Contract allows FMR and the trust, on behalf of the fund, to modify the Management Contract subject to the requirements of the 1940 Act. The Present Contract currently requires the vote of a majority of the fund's outstanding voting securities to authorize all amendments. See "Modification of Management Contract Amendment Provisions" on page __ for more details. (For information on FMR, see the section entitled "Activities and Management of FMR," on page __.)

         CURRENT MANAGEMENT FEE. The management fee is calculated and paid monthly, and is normally expressed as an annual percentage of the fund's average net assets. The current fee has two components: a Basic Fee and a Performance Adjustment. The Basic Fee is an annual percentage of the fund's average net assets for the current month. The Basic Fee rate is the sum of a Group Fee rate, which declines as FMR's fund assets under management increase, and a fixed individual fund fee rate of 0.17%. The Basic Fee rate for the fund's fiscal year ended September 30, 1998 was 0.4794%.

         The Performance Adjustment is a positive or negative dollar amount based on the fund's performance and assets for the most recent 36 months. If the fund outperforms the Standard & Poor's 500 Index (the Index) over 36 months, FMR receives a positive Performance Adjustment, and if the fund underperforms the Index, the management fee is reduced by a negative Performance Adjustment. The Performance Adjustment is an annual percentage of the fund's average net assets over the 36-month performance period. The Performance Adjustment rate is 0.02% for each percentage point of outperformance or underperformance, subject to a maximum of 0.24% of the average net assets up to and including $100,000,000 and of 0.20% of the average net assets in excess of $100,000,000.

         PROPOSED MANAGEMENT FEE AMENDMENTS. A copy of the form of Amended Contract, marked to indicate the proposed amendments, is attached as Exhibit 4 on page __. The Amended Contract would (1) eliminate the Performance Adjustment component of the management fee effective 18 months after the date that the Amended Contract takes effect (2) reduce the Group Fee rate further if FMR's assets under management remain over $210 billion, and (3) allow FMR and the trust, on behalf of the fund, to modify the Management Contract subject to the requirements of the 1940 Act. For a detailed discussion of the fund's Present Contract, refer to the section entitled "Present Management Contracts" beginning on page ___.

         Except for the modifications discussed above, the Amended Contract is substantially identical to the fund's Present Contract with FMR. If approved by shareholders, the Amended Contract will take effect on the first day of the first month following approval, with the Performance Adjustment being eliminated over 18 months, as discussed below. The Amended Contract, if approved, will remain in effect through July 31, 2000 and thereafter, but only as long as its continuance is approved at least annually by (i) the vote, cast in person at a meeting called for the purpose, of a majority of the Independent Trustees and
(ii) the vote of either a majority of the Trustees or a majority of the outstanding shares of the fund. If the Amended Contract is not approved, the Present Contract will continue in effect through July 31, 1999, and thereafter only as long as its continuance is approved at least annually as described above.

         IMPACT OF ELIMINATING THE PERFORMANCE ADJUSTMENT. If the proposal is approved, after an 18-month "phase-out" period (described in detail below) during which the Performance Adjustment will be eliminated, the fund's aggregate management fee rate will equal the Basic Fee rate - the Basic Fee rate will no longer be increased or decreased based on the fund's performance relative to the Index. It would impossible to predict the impact of eliminating the Performance Adjustment, if approved, beyond the 18-month phase-out period. The future impact of eliminating the Performance Adjustment will depend on many different factors and may represent an increase or decrease from the fund's aggregate management fee under the Present Contract, depending on the fund's performance relative to the Index.

         During the fiscal year ended September 30, 1998, the fund's aggregate management fee rate was 0.3071%, composed of a Basic Fee rate of 0.4607% reduced by a negative Performance Adjustment of 0.1536%. Thus, the Performance Adjustment resulted in a lower aggregate management fee under the Present Contract than would have resulted under the Amended Contract, assuming the Performance Adjustment had been eliminated.

         IMPACT OF GROUP FEE RATE REDUCTION. At FMR's current level of assets under management (approximately $708 billion as of February, 1999), the changes to the Group Fee rate reduce the management fee. FMR has voluntarily implemented the Group Fee reductions pending shareholder approval, and the Fund has paid lower management fees as a result. For the fund's fiscal year ended September 30, 1998, the management fee using the proposed Group Fee reductions (including the Performance Adjustment) was 0.3071% of the Fund's average net assets. The Group Fee reductions lowered the management fee rate by 0.0187%, compared to the 0.3258% FMR was entitled to receive under the Present Contract.

         FMR voluntarily adopted various additional Group Fee breakpoints for group assets over $174 billion in 1994 and 1996. Although the new fee breakpoints have not been added to the management contract pending shareholder approval, FMR has voluntarily based its management fee on the Group Fee schedule contained in the Amended Contract since January 1, 1996.

         COMBINED EFFECT OF FEE CHANGES. For the fiscal year ended September 30, 1998, the combined effect of the Group Fee reductions and the elimination of the Performance Adjustment would have resulted in a 0.1349% increase in the total management fee. The future impact will depend on many different factors, and may represent an increase or decrease from the management fee under the Present Contract. The Group Fee rate reductions will either reduce the management fee or leave it unchanged, depending on the level of FMR's assets under management. Elimination of the Performance Adjustment will either reduce or increase the management fee depending on the fund's performance relative to the Index.

         ELIMINATION OF PERFORMANCE ADJUSTMENT. Performance adjustments are intended to reward a fund's investment adviser for good investment performance and penalize a fund's investment adviser for bad investment performance. The

Securities and Exchange Commission (SEC) rules for calculating performance adjustments are intended to ensure that positive or negative adjustments result from the adviser's management skill and not random or irrelevant factors.

         In April 1999, the fund began offering a second class of shares,  Class
N. When the Present Contract was adopted in 1993, the fund had one class of shares, Class O. The contract did not contemplate the introduction of additional classes, and does not specifically require that their performance be taken into account. Unlike the initial class (Class O), Class N shares pay 12b-1 fees, which lower performance, of 25 basis points.

         The SEC rules for calculating performance adjustments provide for the exclusion of sales loads from the calculation because sales loads are irrelevant in measuring an investment adviser's performance. However, 12b-1 fees, which lower performance and generally represent alternatives to sales loads or other commission-based compensation, are included in the calculation. FMR believes that 12b-1 fees, like sales loads, are dictated by sales and servicing characteristics unrelated to investment performance, and should not be considered in determining performance adjustments.

         Furthermore, a performance adjustment is meant to unite the interests of the investment adviser and the shareholders in achieving performance superior to the Index. Regardless of the number of classes of a fund, the investment adviser is managing a single portfolio and is providing the same investment management services to each class. In light of FMR's view on the inconsistent treatment of distribution fees in performance adjustment calculations, FMR recommended and the Board approved, a proposal to eliminate the performance adjustment component from the Fund's Management Contract rather than use the performannce of any single class of the fund or adopt a different methodology to account for the new multiple class structure for calculating performance adjustments.

         PHASE-OUT PERIOD. If the proposal is approved, to prevent unfairness to the fund, the Performance Adjustment will be phased out over a period equal to one-half the period used to calculate the Performance Adjustment. Because the Performance Adjustment is based on a 36 month performance period, FMR will continue to calculate the Performance Adjustment on the fund for an 18-month period beginning on the first day of the first month following shareholder approval of the proposal. During this period, FMR will not receive any positive Performance Adjustments but instead will receive the lower of the Basic Fee or the Basic Fee less the Performance Adjustment. Thus, during the phase-out period, the Performance Adjustment can decrease, but not increase, the management fee owed by the fund. During the phase-out period, FMR will calculate the Performance Adjustment for Class O and Class N shares of the fund by using the performance of the fund's Class O shares relative to the performance of the Index. FMR believes this simplified methodology is reasonable since it is unlikely that Class N shares will gather significant assets during this period.

         MODIFICATION TO GROUP FEE RATE. The Group Fee rate varies based on the aggregate net assets of all registered investment companies having management contracts with FMR (group assets). As group assets increase, the Group Fee rate declines. The Amended Contract would not change the Group Fee rate if group assets are $210 billion or less. Above $210 billion in group assets, the Group Fee rate declines under both contracts, but under the Amended Contract, it declines faster. Group Fee rates that are lower than those contained in the fund's Present Contract have been voluntarily implemented by FMR on August 1, 1994 and January 1, 1996.

         The Group Fee rate is calculated according to a graduated schedule providing for different rates for different levels of group assets. The rate at which the Group Fee rate declines is determined by fee "breakpoints" that provide for lower fee rates when group assets increase. The Amended Contract would add ten new, lower breakpoints applicable when group assets are above $210 billion as illustrated in the following table. (For an explanation of how the Group Fee rate is used to calculate the management fee, see the section entitled "Present Management Contracts" on page __.)


                           GROUP FEE RATE BREAKPOINTS

  Average Group                                            Average Group
  Assets                      Present                      Assets                       Amended
  ($ billions)                Contract                     ($ billions)                 Contract
  ------------                --------                     ------------                 --------
  Over 174                    .3000%                       174-210                      .3000%
                                                           210-246                      .2950%
                                                           246-282                      .2900%
                                                           282-318                      .2850%
                                                           318-354                      .2800%
                                                           354-390                      .2750%
                                                           390-426                      .2700%
                                                           426-462                      .2650%
                                                           462-498                      .2600%
                                                           498-534                      .2550%
                                                           Over 534                     .2500%

         The resulting Group Fee rates at various levels of group assets are indicated below. (For an explanation of how the breakpoints are combined to arrive at the Group Fee rate, see "Present Management Contracts" on page __.)

                            EFFECTIVE GROUP FEE RATES
        Group
        Assets                  Present                  Amended
        ($ billions)            Contract                 Contract
        ------------            --------                 --------
        150                     .3371%                   .3371%
        200                     .3284%                   .3284%
        250                     .3227%                   .3219%
        300                     .3190%                   .3163%
        350                     .3162%                   .3113%
        400                     .3142%                   .3067%
        450                     .3126%                   .3024%
        500                     .3114%                   .2982%
        550                     .3103%                   .2942%

         COMPARISON OF MANAGEMENT FEES. The following table compares the fund's management fee as calculated under the terms of the Present Contract (not including FMR's voluntary implementation of the Group Fee reductions) for the fiscal year ended September 30, 1998 to the management fee that the fund would have incurred under the Amended Contract if the Amended Contract (but not the Performance Adjustment) had been in effect during that same period. Management fees are expressed in dollars and as percentages of the fund's average net assets for the period.


                          Present Contract                Amended Contract                    Difference
                          ----------------                ----------------                    ----------
                         $               %                $               %               $                %
  Basic Fee          30,677,379         .4794         29,485,219         .4607          (1,192,160)        (.0187)
  Performance
  Adjustment       (9,828,127)        (.1536)             0               0              9,828,127          .1536
                   ------------       -------             -               -              ---------          -----
  Total            20,849,252          .3258          29,485,219         .4607           8,635,967          .1349
  Management Fee

         The following tables provide data concerning each class's management fees and expenses as a percentage of average net assets for the fiscal year ended September 30, 1998 under the Present Contract (not including FMR's voluntary implementation of the Group Fee reductions) and if the Amended Contract (but not the Performance Adjustment) had been in effect during that same period.

                              COMPARATIVE FEE TABLE

ANNUAL FUND OPERATING EXPENSES (as a percentage of average net assets)

The following figures are based on historical expenses for the Class O shares adjusted to reflect current fees of the Class O shares of the fund and are calculated as a percentage of average net assets.

Class O:

                                     Present Contract           Amended Contract
                                     ----------------           ----------------

  Management Fee                            .33%                        .46%
  12b-1 Fee                                 None                        None
  Other Expenses                            .02%                        .02%
  Total Fund Operating Expenses             .35%                        .48%

         A portion of the brokerage commissions that the fund pays is used to reduce the fund's expenses. In addition, the fund has entered into arrangements with its custodian and transfer agent whereby credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses. Including these reductions, the total operating expenses presented in the table would have been 0.35% for Class O under the Present Contract and 0.48% for Class O under the Amended Contract.

          The fund began issuing Class N shares on April 2, 1999. The following figures are based on estimated expenses of Class N shares of the fund and are calculated as a percentage of average net assets of Class N shares for the fund.

Class N:

                                     Present Contract           Amended Contract
                                     ----------------           ----------------

  Management Fee                            0.33%                       .46%
  12b-1 Fee                                 0.25%                       .25%
  Other Expenses                            .66%                       .66%
                                            -----                      ----
  Total Fund Operating Expenses             1.24%                      1.37%

         EXAMPLE: The following illustrates the expenses on a $1,000 investment under the fees and expenses stated above, assuming (1) 5% annual return and (2) redemption at the end of each time period:

         Class O:

                        1 Year                 3 Years                5 Years                10 Years
                        ------                 -------                -------                --------

  Present Contract      $4                     $11                    $20                    $44
  Amended Contract      $5                     $15                    $27                    $60


                                       23


         Class N:

                        1 Year                 3 Years                5 Years                10 Years
                        ------                 -------                -------                --------

  Present Contract      $13                    $39                    $68                    $150
  Amended Contract      $14                    $43                    $75                    $165


         The purpose of this example and the table is to assist investors in understanding the various costs and expenses of investing in shares of the fund. The example above should not be considered a representation of past or future expenses of the fund. Actual expenses may vary from year to year and may be higher or lower than those shown above.

         MODIFICATION OF MANAGEMENT CONTRACT AMENDMENT PROVISIONS. The Amended Contract allows FMR and the trust, on behalf of the fund, to amend the Management Contract subject to the provisions of Section 15 of the 1940 Act, as modified or interpreted by the Securities and Exchange Commission. In contrast, the Present Contract explicitly requires the vote of a majority of the outstanding voting securities of the fund to authorize all amendments. Generally, the proposed modification to the Present Contract's amendment provisions will allow FMR and the trust, on behalf of the fund, to amend the Management Contract without shareholder vote if the 1940 Act permits them to do so. For example, under current interpretations of Section 15 of the 1940 Act, the Amended Contract would give FMR and the trust the ability to amend the Management Contract to immediately reflect a management fee decrease without the delay of having to first conduct a proxy solicitation. In short, the proposed modification gives FMR and the trust added flexibility to amend the Management Contract subject to 1940 Act constraints. Of course, any future amendments to the Management Contract would require the approval of the fund's Board of Trustees.

         MATTERS CONSIDERED BY THE BOARD

         The mutual funds for which the members of the Board of Trustees serve as Trustees are referred to herein as the "Fidelity funds." The Board of Trustees meets eleven times a year. The Board of Trustees, including the Independent Trustees, believe that matters bearing on the appropriateness of the fund's management fees are considered at most, if not all, of their meetings. While the full Board of Trustees or the Independent Trustees, as appropriate, act on all major matters, a significant portion of the activities of the Board of Trustees (including certain of those described herein) are conducted through committees. The Independent Trustees meet frequently in executive session and are advised by independent legal counsel selected by the Independent Trustees.

         The proposal to present the Amended Contract to shareholders was approved by the Board of Trustees of the fund, including all of the Independent Trustees, on October 16, 1997, July 16, 1998 and January 14, 1999. The Board of Trustees considered and approved the modifications to the Group Fee Rate schedule during the two month periods from November to December 1995, June to July 1994 and September to October 1993, and the elimination of the Performance Adjustment in January 1999. The Board of Trustees received materials relating to the Amended Contract in advance of the meeting at which the Amended Contract was considered, and had the opportunity to ask questions and request further information in connection with such consideration.

         INFORMATION RECEIVED BY THE INDEPENDENT TRUSTEES. In connection with their monthly meetings, the Trustees received materials specifically relating to the Amended Contract. These materials included: (i) information on the investment performance of the fund, a peer group of funds and an appropriate index or combination of indices, (ii) sales and redemption data in respect of the fund, and (iii) the economic outlook and the general investment outlook in the markets in which the fund invests. The Board of Trustees and the Independent

Trustees also consider periodically other material facts such as (1) FMR's results and financial condition, (2) arrangements in respect of the distribution of the fund's shares, (3) the procedures employed to determine the value of the fund's assets, (4) the allocation of the fund's brokerage, if any, including allocations to brokers affiliated with FMR and the use of "soft" commission dollars to pay fund expenses and to pay for research and other similar services,
(5) FMR's management of the relationships with the fund's custodian and subcustodians, (6) the resources devoted to and the record of compliance with the fund's investment policies and restrictions and with policies on personal securities transactions and (7) the nature, cost, and character of non-investment management services provided by FMR and its affiliates.

         In response to questions raised by the Independent Trustees, additional information was furnished by FMR including, among other items, information on and analysis of (a) the overall organization of FMR, (b) the impact of performance adjustments to management fees, (c) the choice of performance indices and benchmarks, (d) the composition of peer groups of funds, (e) transfer agency and bookkeeping fees paid to affiliates of FMR, (f) investment performance, (g) investment management staffing, (h) the potential for achieving further economies of scale, (i) operating expenses paid to third parties, and
(j) the information furnished to investors, including the fund's shareholders.

         In considering the Amended Contract, the Board of Trustees and the Independent Trustees did not identify any single factor as all-important or controlling, and the following summary does not detail all of the matters considered. Matters considered by the Board of Trustees and the Independent Trustees in connection with their approval of the Amended Contract include the following:

         BENEFITS TO SHAREHOLDERS. The Board of Trustees and the Independent Trustees considered the benefit to shareholders of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of fund and shareholder services. With regard to the proposed elimination of the Performance Adjustment, the Board of Trustees and the Independent Trustees considered the management fee formulas of other comparable funds, the performance of the fund and mutual funds generally relative to the index, both before and after expenses, including 12b-1 fees, and advantages to investors, including the fund's shareholders, of distributing fund shares through distribution channels that require payment of 12b-1 fees. With regard to the proposed modification to the Present Contract's amendment provisions, the Board of Trustees and the Independent Trustees considered the benefit to shareholders of FMR's and the trust's increased flexibility (within 1940 Act constraints) to amend the Management Contract without the delays and potential costs of a proxy solicitation.

         INVESTMENT COMPLIANCE AND PERFORMANCE. The Board of Trustees and the Independent Trustees considered whether the fund has operated within its investment objective and its record of compliance with its investment restrictions. They also reviewed monthly the fund's investment performance as well as the performance of a peer group of mutual funds, and the performance of an appropriate index or combination of indices. In particular, the Board of Trustees and the Independent Trustees reviewed the performance of the fund as compared to the Index on a monthly and rolling 36-month performance basis for the three years ended November 30, 1998 and as compared to a Lipper peer group of mutual funds. The Board of Trustees and the Independent Trustees also considered the impact of eliminating the fund's Performance Adjustment on the fund's management fee for the year ended November 30, 1998 and considered how rolling 36-month returns would be affected during an 18-month wind-down period, assuming the fund's performance matched the Index during that period.

         FMR'S PERSONNEL AND METHODS. The Board of Trustees and the Independent Trustees review at least annually the background of the fund's portfolio manager, and the fund's investment objective and discipline. The Independent Trustees have also had discussions with senior management of FMR responsible for investment operations, and the senior management of Fidelity's equity group. Among other things they considered the size, education and experience of FMR's investment staff, its use of technology, and FMR's approach to recruiting, training and retaining portfolio managers and other research, advisory and management personnel.

         NATURE AND QUALITY OF OTHER SERVICES. The Board of Trustees and the Independent Trustees considered the nature, quality, cost and extent of administrative and shareholder services performed by FMR and affiliated companies, both under the Present Contract and the Amended Contract and under separate agreements covering transfer agency functions and pricing, bookkeeping and securities lending services, if any. The Board of Trustees and the Independent Trustees have also considered the nature and extent of FMR's supervision of third party service providers, principally custodians and subcustodians.

         EXPENSES. The Board of Trustees and the Independent Trustees considered the fund's expense ratio and expense ratios of a peer group of funds. They also considered the amount and nature of fees paid by shareholders.

         PROFITABILITY. The Board of Trustees and the Independent Trustees considered the level of FMR's profits in respect of the management of the Fidelity funds, including the fund. This consideration included an extensive review of FMR's methodology in allocating its costs to the management of the fund. The Board of Trustees and the Independent Trustees have concluded that the cost allocation methodology employed by FMR has a reasonable basis and is appropriate in light of all of the circumstances. They considered the profits realized by FMR in connection with the operation of the fund and whether the amount of profit is a fair entrepreneurial profit for the management of the fund. They also considered the profits realized from non-fund businesses which may benefit from or be related to the fund's business. The Board of Trustees and the Independent Trustees also considered FMR's profit margins in comparison with available industry data, both accounting for and ignoring marketing expenses.

         ECONOMIES OF SCALE. The Board of Trustees and the Independent Trustees considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefitted from any economies of scale, and whether there is potential for realization of any further economies of scale. The Board of Trustees and the Independent Trustees have concluded that FMR's mutual fund business presents some limited opportunities to realize economies of scale and that these economies are being shared between fund shareholders and FMR in an appropriate manner. The Independent Trustees have also concluded that the existing group fee structure should be continued but determined that it would be appropriate to change the group fee structure as proposed herein.

         OTHER BENEFITS TO FMR. The Board of Trustees and the Independent Trustees also considered the character and amount of fees paid by the fund and the fund's shareholders for services provided by FMR and its affiliates, including fees for services like transfer agency, fund accounting and direct shareholder services. They also considered the allocation of fund brokerage to brokers affiliated with FMR and the receipt of sales loads and payments under Rule 12b-1 plans in respect of certain of the Fidelity funds. The Board of Trustees and the Independent Trustees also considered the revenues and profitability of FMR businesses other than its mutual fund business, including FMR's retail brokerage, correspondent brokerage, capital markets, trust, investment advisory, pension record keeping, insurance, publishing, real estate, international research and investment funds, and others. The Board of Trustees and the Independent Trustees considered the intangible benefits that accrue to FMR and its affiliates by virtue of their relationship with the fund.

         CONCLUSION. Based on their evaluation of all material factors and assisted by the advice of independent counsel, the Trustees concluded (i) that the existing management fee structure is fair and reasonable and (ii) that the proposed modifications to the management fee rates, that is the elimination of the Performance Adjustment, the reduction of the Group Fee Rate schedule, and the proposed modification to the Present Contract's amendment provisions, are in the best interest of the fund's shareholders. The Board of Trustees, including the Independent Trustees, voted to approve the submission of the Amended Contract to shareholders of the fund and recommends that shareholders of the fund vote FOR the Amended Contract. If approved, the Amended Contract will take effect on the first day of the month following shareholder approval.

7.       TO APPROVE AN AMENDED MANAGEMENT CONTRACT FOR DESTINY II

         The Board of Trustees, including the Trustees who are not "interested persons" of the trust or of FMR (the Independent Trustees), has approved, and recommends that shareholders of the fund approve, a proposal to adopt an amended management contract with FMR (the Amended Contract). The most significant difference of the Amended Contract is that it eliminates the performance adjustment component of the management fee that FMR receives from the fund for managing its investments and business affairs under the fund's existing management contract with FMR (the Present Contract). The Amended Contract also modifies the management fee to provide for lower fees when FMR's assets under management exceed certain levels. In addition, the Amended Contract allows FMR and the trust, on behalf of the fund, to modify the Management Contract subject to the requirements of the 1940 Act. The Present Contract currently requires the vote of a majority of the fund's outstanding voting securities to authorize all amendments. See "Modification of Management Contract Amendment Provisions" on page __ for more details. (For information on FMR, see the section entitled "Activities and Management of FMR," on page __.)

         CURRENT MANAGEMENT FEE. The management fee is calculated and paid monthly, and is normally expressed as an annual percentage of the fund's average net assets. The fee has two components: a Basic Fee and a Performance Adjustment. The Basic Fee is an annual percentage of the fund's average net assets for the current month. The Basic Fee rate is the sum of a Group Fee rate, which declines as FMR's fund assets under management increase, and a fixed individual fund fee rate of 0.30%. The Basic Fee rate for the fund's fiscal year ended September 30, 1998 was 0.6092%.

         The Performance Adjustment is a positive or negative dollar amount based on the fund's performance and assets for the most recent 36 months. If the fund outperforms the Standard & Poor's 500 Index (the Index) over 36 months, FMR receives a positive Performance Adjustment, and if the fund underperforms the Index, the management fee is reduced by a negative Performance Adjustment. The Performance Adjustment is an annual percentage of the fund's average net assets over the 36-month performance period. The Performance Adjustment rate is 0.02% for each percentage point of outperformance or underperformance, subject to a maximum of 0.24% of the average net assets up to and including $100,000,000 and of 0.20% of the average net assets in excess of $100,000,000.

         PROPOSED MANAGEMENT FEE AMENDMENTS. A copy of the form of Amended Contract, marked to indicate the proposed amendments, is attached as Exhibit 4 on page __. The Amended Contract would (1) eliminate the Performance Adjustment component of the management fee effective 18 months after the date that the Amended Contract takes effect (2) reduce the Group Fee rate further if FMR's assets under management remain over $210 billion, and (3) allow FMR and the trust, on behalf of the fund, to modify the Management Contract subject to the requirements of the 1940 Act. For a detailed discussion of the fund's Present Contract, refer to the section entitled "Present Management Contracts" beginning on page ___.

         Except for the modifications discussed above, the Amended Contract is substantially identical to the fund's Present Contract with FMR. If approved by shareholders, the Amended Contract will take effect on the first day of the first month following approval, with the Performance Adjustment being eliminated over 18 months, as discussed below. The Amended Contract, if approved, will remain in effect through July 31, 2000 and thereafter, but only as long as its continuance is approved at least annually by (i) the vote, cast in person at a meeting called for the purpose, of a majority of the Independent Trustees and
(ii) the vote of either a majority of the Trustees or a majority of the outstanding shares of the fund. If the Amended Contract is not approved, the Present Contract will continue in effect through July 31, 1999, and thereafter only as long as its continuance is approved at least annually as described above.

         IMPACT OF ELIMINATING THE PERFORMANCE ADJUSTMENT. If the proposal is approved, after an 18-month "phase-out" period (described in detail below) during which the Performance Adjustment will be eliminated, the fund's aggregate management fee rate will equal the Basic Fee rate - the Basic Fee rate will no longer be increased or decreased based on the fund's performance relative to the Index. It would be impossible to predict the impact of eliminating the Performance Adjustment, if approved, beyond the 18-month phase-out period. The future impact of eliminating the Performance Adjustment will depend on many different factors and may represent an increase or decrease from the fund's aggregate management fee under the Present Contract, depending on the fund's performance relative to the Index.

         During the fiscal year ended September 30, 1998, the fund's aggregate management fee rate was 0.4528%, composed of a Basic Fee rate of 0.5905% reduced by a negative Performance Adjustment of (0.1377)%. Thus, the Performance
Adjustment resulted in a lower aggregate management fee under the Present Contract than would have resulted under the Amended Contract, assuming the Performance Adjustment had been eliminated.

         Impact of Group Fee Rate Reduction. At FMR's current level of assets under management (approximately $708 billion as of February 1999), the changes to the Group Fee rate reduce the management fee. FMR has voluntarily implemented the Group Fee reductions pending shareholder approval, and the Fund has paid lower management fees as a result. For the fund's fiscal year ended September 30, 1998, the management fee using the proposed Group Fee reductions (including the Performance Adjustment) was 0.4528% of the Fund's average net assets. The Group Fee reductions lowered the management fee rate by 0.0187%, compared to the 0.4715% FMR was entitled to receive under the Present Contract.

         FMR voluntarily adopted various additional Group Fee breakpoints for group assets over $174 billion in 1994 and 1996. Although the new fee breakpoints have not been added to the management contract pending shareholder approval, FMR has voluntarily based its management fee on the Group Fee schedule contained in the Amended Contract since January 1, 1996.

         COMBINED EFFECT OF FEE CHANGES. For the fiscal year ended September 30, 1998, the combined effect of the Group Fee reductions and the elimination of the Performance Adjustment would have resulted in a (0.1190) % increase in the total management fee. The future impact will depend on many different factors, and may represent an increase or decrease from the management fee under the Present Contract. The Group Fee rate reductions will either reduce the management fee or leave it unchanged, depending on the level of FMR's assets under management. Elimination of the Performance Adjustment will either reduce or increase the management fee depending on the fund's performance relative to the Index.

         ELIMINATION OF PERFORMANCE ADJUSTMENT. Performance adjustments are intended to reward a fund's investment adviser for good investment performance and penalize a fund's investment adviser for bad investment performance. The Securities and Exchange Commission (SEC) rules for calculating performance adjustments are intended to ensure that positive or negative adjustments result from the adviser's management skill and not random or irrelevant factors.

         In April 1999, the fund began offering a second class of shares,  Class
N. When the Present Contract was adopted in 1993, the fund had one class of shares, Class O. The contract did not contemplate the introduction of additional classes, and does not specifically require that their performance be taken into account. Unlike the initial class (Class O), Class N shares pay 12b-1 fees, which lower performance, of 25 basis points.

         The SEC rules for calculating performance adjustments provide for the exclusion of sales loads from the calculation because sales loads are irrelevant in measuring an investment adviser's performance. However, 12b-1 fees, which lower performance and generally represent alternatives to sales loads or other commission-based compensation, are included in the calculation. FMR believes that 12b-1 fees, like sales loads, are dictated by sales and servicing characteristics unrelated to investment performance, and should not be considered in determining performance adjustments.

         Furthermore, a performance adjustment is meant to unite the interests of the investment adviser and the shareholders in achieving performance superior to the Index. Regardless of the number of classes of a fund, the investment adviser is managing a single portfolio and is providing the same investment management services to each class. In light of FMR's view on the inconsistent treatment of distribution fees in performance adjustment calculations, FMR recommended and the Board approved, a proposal to eliminate the performance adjustment component from the Fund's Management Contract rather than use the performannce of any single class of the fund or adopt a different methodology to account for the new multiple class structure for calculating performance adjustments.

         PHASE-OUT PERIOD. If the proposal is approved, to prevent unfairness to the fund, the Performance Adjustment will be phased out over a period equal to one-half the period used to calculate the Performance Adjustment. Because the Performance Adjustment is based on a 36 month performance period, FMR will continue to calculate the Performance Adjustment on the fund for an 18-month period beginning on the first day of the first month following shareholder approval of the proposal. During this period, FMR will not receive any positive Performance Adjustments but instead will receive the lower of the Basic Fee or the Basic Fee less the Performance Adjustment. Thus, during the phase-out period, the Performance Adjustment can decrease, but not increase, the management fee owed by the fund. During the phase-out period, FMR will calculate the Performance Adjustment for Class O and Class N shares of the fund by using the performance of the fund's Class O shares relative to the performance of the Index. FMR believes this simplified methodology is reasonable since it is unlikely that Class N shares will gather significant assets during this period.

         MODIFICATION TO GROUP FEE RATE. The Group Fee rate varies based on the aggregate net assets of all registered investment companies having management contracts with FMR (group assets). As group assets increase, the Group Fee rate declines. The Amended Contract would not change the Group Fee rate if group assets are $210 billion or less. Above $210 billion in group assets, the Group Fee rate declines under both contracts, but under the Amended Contract, it declines faster. Group Fee rates that are lower than those contained in the fund's Present Contract have been voluntarily implemented by FMR on August 1, 1994 and January 1, 1996.

         The Group Fee rate is calculated according to a graduated schedule providing for different rates for different levels of group assets. The rate at which the Group Fee rate declines is determined by fee "breakpoints" that provide for lower fee rates when group assets increase. The Amended Contract would add ten new, lower breakpoints applicable when group assets are above $210 billion as illustrated in the following table. (For an explanation of how the Group Fee rate is used to calculate the management fee, see the section entitled "Present Management Contracts" on page __.)


                           GROUP FEE RATE BREAKPOINTS

  Average Group                                            Average Group
  Assets                      Present                      Assets                       Amended
  ($ billions)                Contract                     ($ billions)                 Contract
  ------------                --------                     -------------                --------

  Over 174                    .3000%                       174-210                      .3000%
                                                           210-246                      .2950%
                                                           246-282                      .2900%
                                                           282-318                      .2850%
                                                           318-354                      .2800%
                                                           354-390                      .2750%
                                                           390-426                      .2700%
                                                           426-462                      .2650%
                                                           462-498                      .2600%
                                                           498-534                      .2550%
                                                           Over 534                     .2500%

         The resulting Group Fee rates at various levels of group assets are indicated below. (For an explanation of how the breakpoints are combined to arrive at the Group Fee rate, see "Present Management Contracts" on page __.)

                            EFFECTIVE GROUP FEE RATES
        Group
        Assets                  Present                  Amended
        ($ billions)            Contract                 Contract
        ------------            --------                 --------
        150                     .3371%                   .3371%
        200                     .3284%                   .3284%
        250                     .3227%                   .3219%
        300                     .3190%                   .3163%
        350                     .3162%                   .3113%
        400                     .3142%                   .3067%
        450                     .3126%                   .3024%
        500                     .3114%                   .2982%
        550                     .3103%                   .2942%

         COMPARISON OF MANAGEMENT FEES. The following table compares the fund's management fee as calculated under the terms of the Present Contract (not including FMR's voluntary implementation of the Group Fee reductions) for the fiscal year ended September 30, 1998 to the management fee that the fund would have incurred under the Amended Contract if the Amended Contract (but not the Performance Adjustment) had been in effect during that same period. Management fees are expressed in dollars and as percentages of the fund's average net assets for the period.


                          Present Contract                Amended Contract                    Difference
                          ----------------                ----------------                    ----------

                         $               %                $                %              $               %
  Basic Fee          24,723,882         .6092         23,966,180        .5905          (757,702)      (.0187)

  Performance
  Adjustment        (5,588,522)        (.1377)             0               0            5,588,522        .1377
                    -----------       -------              -               -            ---------        -----
  Total             19,135,360          .4715        23,966,180         .5905           4,830,820        .1190
  Management Fee


                  The following tables provide data concerning each class's management fees and expenses as a percentage of average net assets for the fiscal year ended September 30, 1998 under the Present Contract (not including FMR's voluntary implementation of the Group Fee reductions) and if the Amended Contract (but not the Performance Adjustment) had been in effect during that same period.

                              COMPARATIVE FEE TABLE

ANNUAL FUND OPERATING EXPENSES (as a percentage of average net assets)

The following figures are based on historical expenses for the Class O shares adjusted to reflect current fees of the Class O shares of the fund and are calculated as a percentage of average net assets.

Class O:

                                     Present Contract           Amended Contract
                                     ----------------           ----------------
  Management Fee                            .47%                        .59%
  12b-1 Fee                                 None                        None
  Other Expenses                            .03%                        .03%
  Total Fund Operating Expenses             .50%                        .62%

         A portion of the brokerage commissions that the fund pays is used to reduce the fund's expenses. In addition, the fund has entered into arrangements with its custodian and transfer agent whereby credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses. Including these reductions, the total operating expenses presented in the table would have been 0.50% for Class O under the Present Contract and 0.62% for Class O under the Amended Contract.

          The fund began issuing Class N shares on April 2, 1999. The following figures are based on estimated expenses of Class N shares of the fund and are calculated as a percentage of average net assets of Class N shares for the fund.

Class N:

                                     Present Contract           Amended Contract
                                     ----------------           ----------------
  Management Fee                            .47%                        .59%
  12b-1 Fee                                 .25%                        .25
  Other Expenses                            .66%                        .66%
                                            -----                       ----
  Total Fund Operating Expenses             1.38%                      1.50%

         EXAMPLE: The following illustrates the expenses on a $1,000 investment under the fees and expenses stated above, assuming (1) 5% annual return and (2) redemption at the end of each time period:

         Class O:

                        1 Year                 3 Years                5 Years                10 Years
                        ------                 -------                -------                --------

  Present Contract      $5                     $16                    $28                    $63
  Amended Contract      $6                     $20                    $35                    $77



         Class N:

                        1 Year                 3 Years                5 Years                10 Years
                        ------                 -------                -------                --------
  Present Contract      $14                    $44                    $76                    $166
  Amended Contract      $15                    $47                    $82                    $179

         The purpose of this example and the table is to assist investors in understanding the various costs and expenses of investing in shares of the fund. The example above should not be considered a representation of past or future expenses of the fund. Actual expenses may vary from year to year and may be higher or lower than those shown above.

         MODIFICATION OF MANAGEMENT CONTRACT AMENDMENT PROVISIONS. The Amended Contract allows FMR and the trust, on behalf of the fund, to amend the Management Contract subject to the provisions of Section 15 of the 1940 Act, as modified or interpreted by the Securities and Exchange Commission. In contrast, the Present Contract explicitly requires the vote of a majority of the outstanding voting securities of the fund to authorize all amendments. Generally, the proposed modification to the Present Contract's amendment provisions will allow FMR and the trust, on behalf of the fund, to amend the Management Contract without shareholder vote if the 1940 Act permits them to do so. For example, under current interpretations of Section 15 of the 1940 Act, the Amended Contract would give FMR and the trust the ability to amend the Management Contract to immediately reflect a management fee decrease without the delay of having to first conduct a proxy solicitation. In short, the proposed modification gives FMR and the trust added flexibility to amend the Management Contract subject to 1940 Act constraints. Of course, any future amendments to the Management Contract would require the approval of the fund's Board of Trustees.

         MATTERS CONSIDERED BY THE BOARD

         The mutual funds for which the members of the Board of Trustees serve as Trustees are referred to herein as the "Fidelity funds." The Board of

Trustees meets eleven times a year. The Board of Trustees, including the Independent Trustees, believe that matters bearing on the appropriateness of the fund's management fees are considered at most, if not all, of their meetings. While the full Board of Trustees or the Independent Trustees, as appropriate, act on all major matters, a significant portion of the activities of the Board of Trustees (including certain of those described herein) are conducted through committees. The Independent Trustees meet frequently in executive session and are advised by independent legal counsel selected by the Independent Trustees.

         The proposal to present the Amended Contract to shareholders was approved by the Board of Trustees of the fund, including all of the Independent Trustees, on October 16, 1997, July 16, 1998 and January 14, 1999. The Board of Trustees considered and approved the modifications to the Group Fee Rate schedule during the two month periods from November to December 1995, June to July 1994, and September to October 1993 and the elimination of the Performance Adjustment in January 1999. The Board of Trustees received materials relating to the Amended Contract in advance of the meeting at which the Amended Contract was considered, and had the opportunity to ask questions and request further information in connection with such consideration.

         INFORMATION RECEIVED BY THE INDEPENDENT TRUSTEES. In connection with their monthly meetings, the Trustees received materials specifically relating to the Amended Contract. These materials included: (i) information on the investment performance of the fund, a peer group of funds and an appropriate index or combination of indices, (ii) sales and redemption data in respect of the fund, and (iii) the economic outlook and the general investment outlook in the markets in which the fund invests. The Board of Trustees and the Independent Trustees also consider periodically other material facts such as (1) FMR's results and financial condition, (2) arrangements in respect of the distribution of the fund's shares, (3) the procedures employed to determine the value of the fund's assets, (4) the allocation of the fund's brokerage, if any, including allocations to brokers affiliated with FMR and the use of "soft" commission dollars to pay fund expenses and to pay for research and other similar services,
(5) FMR's management of the relationships with the fund's custodian and subcustodians, (6) the resources devoted to and the record of compliance with the fund's investment policies and restrictions and with policies on personal securities transactions and (7) the nature, cost, and character of non-investment management services provided by FMR and its affiliates.

         In response to questions raised by the Independent Trustees, additional information was furnished by FMR including, among other items, information on and analysis of (a) the overall organization of FMR, (b) the impact of performance adjustments to management fees, (c) the choice of performance indices and benchmarks, (d) the composition of peer groups of funds, (e) transfer agency and bookkeeping fees paid to affiliates of FMR, (f) investment performance, (g) investment management staffing, (h) the potential for achieving further economies of scale, (i) operating expenses paid to third parties, and
(j) the information furnished to investors, including the fund's shareholders.

         In considering the Amended Contract, the Board of Trustees and the Independent Trustees did not identify any single factor as all-important or controlling, and the following summary does not detail all of the matters considered. Matters considered by the Board of Trustees and the Independent Trustees in connection with their approval of the Amended Contract include the following:

         BENEFITS TO SHAREHOLDERS. The Board of Trustees and the Independent Trustees considered the benefit to shareholders of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of fund and shareholder services. With regard to the proposed elimination of the Performance Adjustment, the Board of Trustees and the Independent Trustees considered the management fee formulas of other comparable funds, the performance of the fund and mutual funds generally relative to the index, both before and after expenses, including 12b-1 fees, and advantages to investors, including the fund's shareholders, of distributing fund shares through distribution channels that require payment of 12b-1 fees. With regard to the proposed modification to the Present Contract's amendment provisions, the Board of Trustees and the Independent Trustees considered the benefit to shareholders of FMR's and the trust's increased flexibility (within 1940 Act constraints) to amend the Management Contract without the delays and potential costs of a proxy solicitation.

         INVESTMENT COMPLIANCE AND PERFORMANCE. The Board of Trustees and the Independent Trustees considered whether the fund has operated within its investment objective and its record of compliance with its investment restrictions. They also reviewed monthly the fund's investment performance as well as the performance of a peer group of mutual funds, and the performance of an appropriate index or combination of indices. In particular, the Board of Trustees and the Independent Trustees reviewed the performance of the fund as compared to the Index on a monthly and rolling 36-month performance basis for the three years ended November 30, 1998 and as compared to a Lipper peer group of mutual funds. The Board of Trustees and the Independent Trustees also considered the impact of eliminating the fund's Performance Adjustment on the fund's management fee for the year ended November 30, 1998 and considered how rolling 36-month returns would be affected during an 18-month wind-down period, assuming the fund's performance matched the Index during that period.

         FMR'S PERSONNEL AND METHODS. The Board of Trustees and the Independent Trustees review at least annually the background of the fund's portfolio manager, and the fund's investment objective and discipline. The Independent Trustees have also had discussions with senior management of FMR responsible for investment operations, and the senior management of Fidelity's equity group. Among other things they considered the size, education and experience of FMR's investment staff, its use of technology, and FMR's approach to recruiting, training and retaining portfolio managers and other research, advisory and management personnel.

         NATURE AND QUALITY OF OTHER SERVICES. The Board of Trustees and the Independent Trustees considered the nature, quality, cost and extent of administrative and shareholder services performed by FMR and affiliated companies, both under the Present Contract and the Amended Contract and under separate agreements covering transfer agency functions and pricing, bookkeeping and securities lending services, if any. The Board of Trustees and the Independent Trustees have also considered the nature and extent of FMR's supervision of third party service providers, principally custodians and subcustodians.

         EXPENSES. The Board of Trustees and the Independent Trustees considered the fund's expense ratio and expense ratios of a peer group of funds. They also considered the amount and nature of fees paid by shareholders.

         PROFITABILITY. The Board of Trustees and the Independent Trustees considered the level of FMR's profits in respect of the management of the Fidelity funds, including the fund. This consideration included an extensive review of FMR's methodology in allocating its costs to the management of the fund. The Board of Trustees and the Independent Trustees have concluded that the cost allocation methodology employed by FMR has a reasonable basis and is appropriate in light of all of the circumstances. They considered the profits realized by FMR in connection with the operation of the fund and whether the amount of profit is a fair entrepreneurial profit for the management of the fund. They also considered the profits realized from non-fund businesses which may benefit from or be related to the fund's business. The Board of Trustees and the Independent Trustees also considered FMR's profit margins in comparison with available industry data, both accounting for and ignoring marketing expenses.

         ECONOMIES OF SCALE. The Board of Trustees and the Independent Trustees considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefitted from any economies of scale, and whether there is potential for realization of any further economies of scale. The Board of Trustees and the Independent Trustees have concluded that FMR's mutual fund business presents some limited opportunities to realize economies of scale and that these economies are being shared between fund shareholders and FMR in an appropriate manner. The Independent Trustees have also concluded that the existing group fee structure should be continued but determined that it would be appropriate to change the group fee structure as proposed herein.

         OTHER BENEFITS TO FMR. The Board of Trustees and the Independent Trustees also considered the character and amount of fees paid by the fund and the fund's shareholders for services provided by FMR and its affiliates, including fees for services like transfer agency, fund accounting and direct shareholder services. They also considered the allocation of fund brokerage to brokers affiliated with FMR and the receipt of sales loads and payments under Rule 12b-1 plans in respect of certain of the Fidelity funds. The Board of Trustees and the Independent Trustees also considered the revenues and profitability of FMR businesses other than its mutual fund business, including FMR's retail brokerage, correspondent brokerage, capital markets, trust, investment advisory, pension record keeping, insurance, publishing, real estate, international research and investment funds, and others. The Board of Trustees and the Independent Trustees considered the intangible benefits that accrue to FMR and its affiliates by virtue of their relationship with the fund.

         CONCLUSION. Based on their evaluation of all material factors and assisted by the advice of independent counsel, the Trustees concluded (i) that the existing management fee structure is fair and reasonable and (ii) that the proposed modifications to the management fee rates, that is the elimination of the Performance Adjustment, the reduction of the Group Fee Rate schedule, and the proposed modification to the Present Contract's amendment provisions, are in the best interest of the fund's shareholders. The Board of Trustees, including the Independent Trustees, voted to approve the submission of the Amended Contract to shareholders of the fund and recommends that shareholders of the fund vote FOR the Amended Contract. If approved, the Amended Contract will take effect on the first day of the month following shareholder approval.

8.       TO APPROVE AN AMENDED SUB-ADVISORY AGREEMENT WITH FMR U.K. FOR EACH
         FUND

         In conjunction with its portfolio management responsibilities on behalf of each of the funds, FMR has entered into sub-advisory agreements with affiliates whose offices are geographically dispersed around the world. To strengthen these relationships, the Board of Trustees proposes that shareholders of each fund approve a new sub-advisory agreement (the Proposed Agreement) between FMR U.K. and FMR with respect to the fund to replace FMR's existing agreement with FMR U.K. The Proposed Agreement would allow FMR not only to receive investment advice and research services from FMR U.K., but also would permit FMR to grant FMR U.K. investment management authority if FMR believes it would be beneficial to each fund and its shareholders. In addition, the Proposed Agreement would allow FMR, FMR U.K., and the trust, on behalf of each fund, to modify the Proposed Agreement subject to the requirements of the 1940 Act. The existing sub-advisory agreement currently in effect with FMR U.K. requires the vote of a majority of each fund's outstanding voting securities to authorize all amendments. Because FMR pays all of FMR U.K.'s fees, the Proposed Agreement would not affect the fees paid by each fund to FMR.

         On October 16, 1997 and July 16, 1998, the Board of Trustees agreed to submit the Proposed Agreement to shareholders of each fund pursuant to a unanimous vote of both the full Board of Trustees and those Trustees who were not "interested persons" of the trust or FMR. FMR provided substantial information to the Trustees to assist them in their deliberations. The Trustees determined that allowing FMR to grant investment management authority to FMR U.K. would provide FMR increased flexibility in the assignment of portfolio managers and give each fund access to managers located abroad who may have more specialized expertise with respect to local companies and markets. Additionally, the Trustees believe that each fund and its shareholders may benefit from giving FMR, through FMR U.K., the ability to execute portfolio transactions from points in Europe that are physically closer to foreign issuers and the primary markets in which their securities are traded. Increasing FMR's proximity to foreign markets should enable each fund to participate more readily in full trading sessions on foreign exchanges, and to react more quickly to changing market conditions. With regard to the proposed modification to the existing sub-advisory agreement's amendment provisions, the Trustees considered the benefit to shareholders of FMR's, FMR U.K.'s, and the trust's increased flexibility (within 1940 Act constraints) to amend the agreement without the delays and potential costs of a proxy solicitation.

         If approved by shareholders, the Proposed Agreement will replace the sub-advisory agreement currently in effect with FMR U.K. with respect to each fund (the Current Agreement). The Current Agreement for each fund, dated November 1, 1993, was approved by each fund's shareholders on October 20, 1993. A copy of the Proposed Agreement for each fund is attached to this proxy statement as Exhibit 6.

         FMR  U.K.,  with  its  principal  office  in  London,   England,  is  a
wholly-owned subsidiary of FMR established in 1986 to provide investment research to FMR with respect to foreign securities. This research complements other research on foreign securities produced by FMR's U.S.-based research analysts and portfolio managers, or obtained from broker-dealers or other sources.

         FMR U.K. may also provide investment advisory services to FMR with respect to other investment companies for which FMR serves as investment adviser, and to other clients. Currently, FMR U.K.'s only client other than FMR is Fidelity International Limited (FIL), an affiliate of FMR organized under the laws of Bermuda. FIL provides investment advisory services to non-U.S. investment companies and institutional investors investing in securities of issuers throughout the world. Edward C. Johnson 3d, President and a Trustee of the trust, is Chairman and a Director of FMR U.K., Chairman and a Director of FIL, and a principal stockholder of both FIL and FMR. For more information on FMR U.K., see the section entitled "Activities and Management of FMR U.K. and FMR Far East" on page__.

         Under the Current Agreement, FMR U.K. acts as an investment consultant to FMR and supplies FMR with investment research information and portfolio management advice as FMR reasonably requests on behalf of each fund. FMR U.K. provides investment advice and research services with respect to issuers located outside of the United States, focusing primarily on companies based in Europe. Under the Current Agreement with FMR U.K., FMR, not each fund, pays FMR U.K.'s fee equal to 110% of its costs incurred in connection with the agreement.

         For the fiscal year ended September 30, 1998, FMR paid FMR U.K. $325,286 and $173,011, on behalf of Destiny I and Destiny II, respectively. Fees paid to the sub-adviser are not reduced to reflect expense reimbursements or fee waivers by FMR, if any, in effect from time to time.

         Under the Current Agreement, FMR U.K. has no authority to make investment decisions on behalf of the funds. Under the Proposed Agreement, FMR would continue to receive investment advice from FMR U.K., but it could also grant investment management authority to FMR U.K. with respect to all or a portion of each fund's assets. If FMR U.K. were to exercise investment management authority on behalf of the fund, it would be required, subject to the supervision of FMR, to direct the investments of the fund in accordance with the fund's investment objective, policies, and limitations as provided in each fund's Prospectus or other governing instruments and such other limitations as each fund may impose by notice in writing to FMR or FMR U.K. If FMR grants investment management authority to FMR U.K. with respect to all or a portion of the fund's assets, FMR U.K. would be authorized to buy or sell stocks, bonds, and other securities for the fund subject to the overall supervision of FMR and the Board of Trustees. In addition, the Proposed Agreement would authorize FMR to delegate other investment management services to FMR U.K., including, but not limited to, currency management services (including buying and selling currency options and entering into currency forward and futures contracts on behalf of each fund), other transactions in futures contracts and options, and borrowing or lending portfolio securities. If any of these investment management services were delegated, FMR U.K. would continue to be subject to the control and direction of FMR and the Board of Trustees and to be bound by the investment objective, policies, and limitations of each fund.

         The Proposed Agreement would also allow FMR, FMR U.K., and the trust, on behalf of each fund, to amend the Proposed Agreement subject to the provisions  of Section 15 of the 1940 Act,  as modified  or  interpreted  by the
Securities and Exchange Commission. In contrast, the Current Agreement explicitly requires the vote of a majority of the outstanding voting securities of each fund to authorize all amendments. Generally, the proposed modification to the Current Agreement's amendment provisions would allow amendment of the sub-advisory agreement without shareholder vote only if the 1940 Act so permits. In short, the proposed modification gives FMR, FMR U.K., and the trust added flexibility to amend the sub-advisory agreement subject to 1940 Act constraints. Of course, any future amendments to the sub-advisory agreement would require the approval of the Board of Trustees.

         THE PROPOSED AGREEMENT WOULD NOT INCREASE THE FEES PAID TO FMR BY EACH FUND. The fees paid by FMR to FMR U.K. for investment advice as described above would remain unchanged. However, to the extent that FMR granted investment management authority to FMR U.K., FMR would pay FMR U.K. 50% of its monthly management fee with respect to the average net assets managed on a discretionary basis by FMR U.K. for investment management and portfolio execution services.

         If approved by shareholders, the Proposed Agreement would take effect on the first day of the first month following approval and would continue in force until July 31, 2000 and from year to year thereafter, but only as long as its continuance was approved at least annually by (i) the vote, cast in person at a meeting called for the purpose, of a majority of those Trustees who are not "interested persons" of the trust or FMR and (ii) the vote of either a majority of the Trustees or by the vote of a majority of the outstanding shares of each fund.

         The Proposed Agreement could be transferred to a successor of FMR U.K. without resulting in its termination and without shareholder approval, as long as the transfer did not constitute an assignment under applicable securities laws or regulations. The Proposed Agreement would be terminable on 60 days' written notice by either party to the agreement and the Proposed Agreement would terminate automatically in the event of its assignment.

         Conclusion. The Board of Trustees has concluded that the proposal will benefit each fund and its shareholders. The Trustees recommend voting FOR the proposal. With respect to each fund, if the Proposed Agreement is approved by shareholders, the Proposed Agreement will take effect on the first day of the first month following approval. With respect to each fund, if the Proposed Agreement is not approved, FMR will continue to manage that fund under its current Management Contract and the Current Agreement with FMR U.K. will remain in effect.

9.       TO APPROVE AN AMENDED SUB-ADVISORY AGREEMENT WITH FMR FAR EAST FOR EACH
         FUND.

         In conjunction with its portfolio management responsibilities on behalf of each of the funds, FMR has entered into sub-advisory agreements with affiliates whose offices are geographically dispersed around the world. To strengthen these relationships, the Board of Trustees proposes that shareholders of each fund approve a new sub-advisory agreement (the Proposed Agreement) between FMR Far East and FMR with respect to the fund to replace FMR's existing agreement with FMR Far East. The Proposed Agreement would allow FMR not only to receive investment advice and research services from FMR Far East, but also would permit FMR to grant FMR Far East investment management authority if FMR believes it would be beneficial to each fund and its shareholders. In addition, the Proposed Agreement would allow FMR, FMR Far East, and the trust, on behalf of each fund, to modify the Proposed Agreement subject to the requirements of the 1940 Act. The existing sub-advisory agreement currently in effect with FMR Far East requires the vote of a majority of each fund's outstanding voting securities to authorize all amendments. Because FMR pays all of FMR Far East's fees, the Proposed Agreement would not affect the fees paid by each fund to FMR.

         On October 16, 1997, the Board of Trustees agreed to submit the Proposed Agreement to shareholders of each fund pursuant to a unanimous vote of both the full Board of Trustees and those Trustees who were not "interested persons" of the trust or FMR. FMR provided substantial information to the Trustees to assist them in their deliberations. The Trustees determined that allowing FMR to grant investment management authority to FMR Far East would provide FMR increased flexibility in the assignment of portfolio managers and give each fund access to managers located abroad who may have more specialized expertise with respect to local companies and markets. Additionally, the Trustees believe that each fund and its shareholders may benefit from giving FMR, through FMR Far East, the ability to execute portfolio transactions from points in the Far East that are physically closer to foreign issuers and the primary markets in which their securities are traded. Increasing FMR's proximity to foreign markets should enable each fund to participate more readily in full trading sessions on foreign exchanges and to react more quickly to changing market conditions. With regard to the proposed modification to the existing sub-advisory agreement's amendment provisions, the Trustees considered the benefit to shareholders of FMR's, FMR Far East's, and the trust's increased flexibility (within 1940 Act constraints) to amend the agreement without delays and potential costs of a proxy solicitation.

         If approved by shareholders, the Proposed Agreement will replace the sub-advisory agreement currently in effect with FMR Far East with respect to each fund (the Current Agreement). The Current Agreement for each fund, dated November 1, 1993, was approved by each fund's shareholders on October 20, 1993. A copy of the Proposed Agreement for each fund is attached to this proxy statement as Exhibit 7.

         FMR Far East, with its principal office in Tokyo, Japan, is a wholly-owned subsidiary of FMR established in 1986 to provide investment research to FMR with respect to foreign securities. This research complements other research on foreign securities produced by FMR's U.S.-based research analysts and portfolio managers, or obtained from broker-dealers or other sources.

         FMR Far East may also provide investment advisory services to FMR with respect to other investment companies for which FMR serves as investment adviser, and to other clients. Currently, FMR Far East's only client other than FMR is Fidelity International Limited (FIL), an affiliate of FMR organized under the laws of Bermuda. FIL provides investment advisory services to non-U.S.
investment companies and institutional investors investing in securities of issuers throughout the world. Edward C. Johnson 3d, President and a Trustee of the trust, is Chairman and a Director of FMR Far East, Chairman and a Director of FIL, and a principal stockholder of both FIL and FMR. For more information on FMR Far East, see the section entitled "Activities and Management of FMR U.K. and FMR Far East" on page__.

         Under the Current Agreement, FMR Far East acts as an investment consultant to FMR and supplies FMR with investment research information and portfolio management advice as FMR reasonably requests on behalf of each fund. FMR Far East provides investment advice and research services with respect to issuers located outside of the United States, focusing primarily on companies based in the Far East. Under the Current Agreement with FMR Far East, FMR, not each fund, pays FMR Far East's fee equal to 105% of its costs incurred in connection with the agreement.

         For the fiscal year ended September 30, 1998, FMR paid FMR Far East $311,961 and $165,398, on behalf of Destiny I and Destiny II, respectively. Fees paid to the sub-adviser are not reduced to reflect expense reimbursements or fee waivers by FMR, if any, in effect from time to time.

         Under the Current Agreement, FMR Far East has no authority to make investment decisions on behalf of the funds. Under the Proposed Agreement, FMR would continue to receive investment advice from FMR Far East, but it could also grant investment management authority to FMR Far East with respect to all or a portion of each fund's assets. If FMR Far East were to exercise investment management authority on behalf of the fund, it would be required, subject to the supervision of FMR, to direct the investments of the fund in accordance with the fund's investment objective, policies, and limitations as provided in each fund's Prospectus or other governing instruments and such other limitations as each fund may impose by notice in writing to FMR or FMR Far East. If FMR grants investment management authority to FMR Far East with respect to all or a portion of the fund's assets, FMR Far East would be authorized to buy or sell stocks, bonds, and other securities for the fund subject to the overall supervision of FMR and the Board of Trustees. In addition, the Proposed Agreement would authorize FMR to delegate other investment management services to FMR Far East, including, but not limited to, currency management services (including buying and selling currency options and entering into currency forward and futures contracts on behalf of each fund), other transactions in futures contracts and options, and borrowing or lending portfolio securities. If any of these investment management services were delegated, FMR Far East would continue to be subject to the control and direction of FMR and the Board of Trustees and to be bound by the investment objective, policies, and limitations of each fund.

         The Proposed Agreement would also allow FMR, FMR Far East, and the trust, on behalf of each fund, to amend the Proposed Agreement subject to the provisions of Section 15 of the 1940 Act, as modified or interpreted by the
Securities and Exchange Commission. In contrast, the Current Agreement explicitly requires the vote of a majority of the outstanding voting securities of each fund to authorize all amendments. Generally, the proposed modification to the Current Agreement's amendment provisions would allow amendment of the sub-advisory agreement without shareholder vote only if the 1940 Act so permits. In short, the proposed modification gives FMR, FMR Far East, and the trust added flexibility to amend the sub-advisory agreement subject to 1940 Act constraints. Of course, any future amendments to the sub-advisory agreement would require the approval of the Board of Trustees.

         THE PROPOSED AGREEMENT WOULD NOT INCREASE THE FEES PAID TO FMR BY EACH FUND. The fees paid by FMR to FMR Far East for investment advice as described above would remain unchanged. However, to the extent that FMR granted investment management authority to FMR Far East, FMR would pay FMR Far East 50% of its monthly management fee with respect to the average net assets managed on a discretionary basis by FMR Far East for investment management and portfolio execution services.

         If approved by shareholders, the Proposed Agreement would take effect on the first day of the first month following approval and would continue in force until July 31, 2000 and from year to year thereafter, but only as long as its continuance was approved at least annually by (i) the vote, cast in person at a meeting called for the purpose, of a majority of those Trustees who are not "interested persons" of the trust or FMR and (ii) the vote of either a majority of the Trustees or by the vote of a majority of the outstanding shares of each fund.

         The Proposed Agreement could be transferred to a successor of FMR Far East without resulting in its termination and without shareholder approval, as long as the transfer did not constitute an assignment under applicable securities laws or regulations. The Proposed Agreement would be terminable on 60 days' written notice by either party to the agreement and the Proposed Agreement would terminate automatically in the event of its assignment.

         CONCLUSION. The Board of Trustees has concluded that the proposal will benefit each fund and its shareholders. The Trustees recommend voting FOR the proposal. With respect to each fund, if the Proposed Agreement is approved by shareholders, the Proposed Agreement will take effect on the first day of the first month following approval. With respect to each fund, if the Proposed Agreement is not approved, FMR will continue to manage that fund under its current Management Contract and the Current Agreement with FMR Far East will remain in effect.

10. TO APPROVE A DISTRIBUTION AND SERVICE PLAN PURSUANT TO RULE 12b-1 FOR CLASS O SHARES OF EACH FUND.

         The Board of Trustees has approved, and recommends that Class O shareholders of Destiny I and Destiny II approve, a Distribution and Service Plan (the Plan) for Class O shares of each fund. A copy of the form of Plan is attached to this Proxy Statement as Exhibit 8.

         THE PLAN. The Plan was approved by the Board as provided for by Rule 12b-1 (the Rule) promulgated by the Securities and Exchange Commission (SEC) under the 1940 Act. The Rule provides that, an investment company (e.g., a mutual fund) acting as a distributor of its shares must do so pursuant to a written Plan "describing all material aspects of the proposed financing of distribution." Under the Rule, an investment company is deemed to be acting as a distributor of its shares if it engages "directly or indirectly in financing any activity which is primarily intended to result in the sale of shares issued by such company, including, but not necessarily limited to, advertising, compensation of underwriters, dealers, and sales personnel, the printing and mailing of prospectuses to other than current shareholders, and the printing and mailing of sales literature."

         The Plan is designed to avoid legal uncertainties which may arise from the ambiguity of the phrase "primarily intended to result in the sale of shares" and from the term "indirectly" as used in the Rule. The SEC has neither approved nor disapproved the Plan.

         The Plan contemplates that all expenses relating to the distribution of Class O shares shall be paid for by FMR, or Fidelity Distributors Corporation
(FDC), a wholly owned subsidiary of FMR Corp., out of past profits and other resources, including management fees paid by each fund to FMR. The Plan also recognizes that FMR, either directly or through FDC, may make payments from these sources to securities dealers and to other third parties who engage in the sale of Class O shares or who render shareholder services. The Plan provides that, to the extent that a fund's payment of management fees to FMR might be considered to constitute the "indirect" financing of activities "primarily intended to result in the sale of shares," such payment is expressly authorized. THE PLAN DOES NOT AUTHORIZE PAYMENTS BY EACH FUND OTHER THAN THOSE THAT ARE TO BE MADE TO FMR UNDER ITS MANAGEMENT CONTRACT.

         Each fund may execute portfolio transactions with, and purchase securities issued by, depository institutions that receive payments under the Plan. No preference for the instruments of such depository institutions will be shown in the selection of investments.

         Although the Plan contemplates that FMR and FDC may engage in various distribution activities, it does not require them to perform any specific type of distribution activity or to incur any specific level of expense for such activities.

         The Plan contains a number of provisions relating to reporting obligations and to its amendment and termination as required by the Rule. If approved by Class O shareholders, the Plan will continue in effect as long as its continuance is specifically approved at least annually by a majority of the Board of Trustees, including a majority of the Trustees who are not "interested persons" of the trust and who have no direct or indirect financial interest in the operation of the Plan or any agreement related to the Plan (the non-interested Trustees), cast in person at a meeting called for the purpose of voting on the Plan. The Plan may be amended at any time by the Trustees, except that it may not be amended to authorize direct payments by each fund to finance any activity primarily intended to result in the sale of Class O shares issued by each fund or to increase materially the amount spent by each fund for distribution without the approval of a majority of the outstanding Class O shares of each fund and the Trustees. In addition, any amendment of each fund's Management Contract to increase the amount paid by the fund to FMR shall be effective only upon approval by vote of a majority of the outstanding voting securities of the fund. All material amendments to the Plan also must be approved by a majority of the non-interested Trustees. The Plan, and any agreements related to the Plan, may be terminated at any time by a vote of the majority of the non-interested Trustees or by a vote of the majority of the outstanding Class O shares of each fund. The Plan requires that the Trustees receive, at least quarterly, a written report as to the amounts expended during the quarter by FMR, or FDC, in connection with financing any activity primarily intended to result in the sale of Class O shares issued by each fund, and the purposes for which such expenditures were made. As required by the Rule, while the Plan is in effect, the selection and nomination of those Trustees who are not "interested persons" shall be committed to the discretion of the non-interested Trustees then in office.

         TRUSTEE CONSIDERATION. In determining to recommend the adoption of the Plan, the Board considered a variety of factors and was advised by counsel who are not counsel to FMR or FDC. The Trustees believe that the fees paid by each fund to FMR under the Management Contracts are fair and reasonable, that the services provided thereunder are necessary and appropriate for each fund and its Class O shareholders, and that each fund does not indirectly finance the distribution of its Class O shares in contravention of the Rule. Nonetheless, the Trustees concluded that adoption of the Plan would avoid legal uncertainties which might arise as a result of what they and FMR believes to be potentially subjective and ambiguous language contained in the Rule and in public releases issued by the SEC in connection with the proposal and adoption of the Rule (SEC Releases). The Trustees believe that the adoption of the Plan is advisable to minimize such legal uncertainties and to provide other benefits to each fund and its Class O shareholders.

         The Trustees noted that each fund's Plan does not involve any direct payment by the fund to finance any activity primarily intended to result in the sale of Class O shares issued by the fund, and that any amendment of each fund's Management Contract with FMR to increase the amount paid by the fund thereunder would require approval of both the Trustees and the fund's Class O shareholders. The Trustees also considered the factors suggested in the SEC Releases including: the need for independent counsel or experts to assist the Trustees in reaching a determination; the nature and causes of the problems and circumstances which made consideration of a Plan appropriate; the way in which a Plan would resolve or alleviate the problems, including the nature and approximate amount of the expenditures contemplated by the Plan; the merits of possible alternatives to the Plan; the interrelationship between the Plan and the activities of FMR in financing the distribution of each fund's Class O shares; the possible benefits of the Plan to FMR and its affiliates relative to those expected to accrue to each fund; and consequently the effects of the Plan on existing Class O shareholders.

         The reduction in legal uncertainties arising from the potentially subjective and ambiguous language that appears in the Rule and in the SEC Releases enables the Trustees, in connection with their review of each fund's

Management Contract with FMR, to consider the full range of services provided by FMR and FDC, including services which may be related to the distribution of each fund's Class O shares. In addition, the Board of Trustees considered alternatives to the Plan, including direct payments by each fund to FDC and/or third parties and the implementation of a sales load. The Trustees believe it is appropriate to ensure that FMR and FDC have the flexibility to direct their distribution activities in a manner consistent with prevailing market conditions by using, subject to approval of the Trustees, their resources, including the current management fee, to make payments to third parties. To the extent that FMR has greater flexibility under the Plan, additional sales of each fund's Class O shares may result. The Trustees believe that this flexibility has the potential to benefit each fund by reducing the possibility that each fund would experience net redemptions, which might require the liquidation of portfolio securities in amounts and at times that could be disadvantageous for investment purposes. Of course, there can be no assurance that these events will occur.

         The Board of Trustees recognized that a greater level of fund assets benefits FMR by increasing its management fee revenues. The Board noted the high quality of investment management services and the expansion of, and many innovations in, investor services that have been provided by FMR over the years. The Board believes that revenues received by FMR contribute to its continuing ability to attract and retain a high caliber of investment and other personnel and to develop and implement new systems for providing services and information to shareholders. The Board considers this ability to be an important benefit to each fund and its shareholders.

         CONCLUSION. For the reasons stated above, the members of the Board of Trustees unanimously concluded in the exercise of their business judgment and in light of their fiduciary duties under state law and the 1940 Act that there is a reasonable likelihood that the Plan will benefit each fund and its Class O shareholders. The Trustees recommend that Class O shareholders of each fund vote FOR approval of the Plan. With respect to each fund, if the Plan is not approved, the Board and FMR will consider alternative means of obtaining the services that are to be provided under the Plan.

11.       TO ELIMINATE A FUNDAMENTAL INVESTMENT POLICY OF EACH FUND.

         The Board of Trustees has approved, and recommends that shareholders of each fund approve, a proposal that would eliminate a fundamental investment policy of each fund. The elimination of this policy will allow each fund to more clearly communicate its investment strategy in conformity with the requirements of newly revised Form N-1A (the form used by open-end investment companies like the funds to register under the 1940 Act and the Securities Act of 1933). The elimination of this investment policy is not expected to affect the way each fund is managed.

         DISCUSSION OF PROPOSED MODIFICATION. Each fund's investment objective is to seek capital growth. The funds currently have an investment policy that reads as follows:

       "Although  many of the  securities in each fund's  portfolio at any given
       time  may  be   income-producing,   income   generally   will  not  be  a
       consideration in the selection of securities."

         Because the forgoing investment policy is fundamental, it cannot be eliminated without a vote of the fund's shareholders.

         Eliminating this policy will allow each fund to better comply with the requirements of revised Form N-1A for concise, understandable descriptions of its investment policies, will allow each fund to more clearly communicate its investment strategy to shareholders and will allow FMR to standardize investment disclosure across Fidelity funds with similar investment disciplines.

         CONCLUSION. The Board of Trustees has concluded that the proposed elimination of the foregoing fundamental policy will benefit each fund and its shareholders. Accordingly, the Trustees recommend that shareholders of each fund vote FOR the proposal. If approved by shareholders, the elimination of the policy will become effective when disclosure is revised to reflect the change. If the proposal is not approved by a fund's shareholders, that fund's current investment policy will remain unchanged.

12.      TO  AMEND  EACH  FUND'S  FUNDAMENTAL   INVESTMENT   LIMITATION
         CONCERNING DIVERSIFICATION.

         The primary purpose of this proposal is to revise an investment limitation of each fund to conform to a limitation which is standard for similar types of funds managed by FMR. The Board of Trustees asked FMR to analyze the various fundamental and non-fundamental investment limitations of the Fidelity funds, and, where practical and appropriate to a fund's investment objective and policies, propose to shareholders adoption of standard fundamental limitations and elimination of certain other fundamental limitations.

         It is not anticipated that this proposal will substantially affect the way a fund is currently managed. However, FMR is presenting it to you for your approval because FMR believes that increased standardization will help to promote operational efficiencies and facilitate monitoring of compliance with fundamental and non-fundamental investment limitations. Although adoption of a new or revised limitation is not likely to have any impact on the current investment techniques employed by a fund, it will contribute to the overall objectives of standardization.

         Each  fund's  current  fundamental   investment  limitation  concerning
diversification is as follows:

       "The fund may not with respect to 75% of the fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, (a) more than 5% of the fund's total assets would be invested in the securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer."

         The Trustees recommend that shareholders of each fund vote to replace each fund's current fundamental investment limitation with the following amended fundamental investment limitation governing diversification (additional language is underlined and deleted language is [bracketed]):

       "The fund may not with respect to 75% of the fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. [g]Government or any of its agencies or instrumentalities, or securities of other investment companies) if, as a result, (a) more than 5% of the fund's total assets would be invested in the securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer."

         The percentage limits in the proposed fundamental limitation concerning diversification are the percentage limitations imposed by the 1940 Act for diversified investment companies. The amended fundamental diversification limitation makes one change from the current limitation: subject to applicable 1940 Act requirements, it would permit each fund to invest without limit in the securities of other investment companies.

         Pursuant to an order of exemption granted by the SEC, each fund may invest up to 25% of total assets in non-publicly offered money market or short-term bond funds (the Central Funds) managed by FMR or an affiliate of FMR. The Central Funds do not currently pay investment advisory, management, or transfer agent fees, but do pay minimal fees for services, such as custodian, auditor, and Independent Trustees fees. FMR anticipates that making use of the Central Funds will benefit each fund by enhancing the efficiency of cash management and by providing increased short-term investment opportunities. If the proposal is approved, the Central Funds are expected to serve as a principal option for cash investment for each fund.

         If  this  proposal  is  approved,   this  fundamental   diversification
limitation cannot be changed without the approval of the shareholders.

         CONCLUSION. The Board of Trustees has concluded that the proposed amendment will benefit each fund and its shareholders. The Trustees recommend voting FOR the proposal. The amended fundamental diversification limitation, upon shareholder approval, will become effective when the disclosure is revised to reflect the changes. If the proposal is not approved by the shareholders of a fund, that fund's current fundamental diversification limitation will remain unchanged.


                                 OTHER BUSINESS

         The Board knows of no other business to be brought before the Meeting. However, if any other matters properly come before the Meeting, it is the intention that proxies that do not contain specific instructions to the contrary will be voted on such matters in accordance with the judgment of the persons therein designated.


                        ACTIVITIES AND MANAGEMENT OF FMR

         FMR, a corporation organized in 1946, serves as investment adviser to a number of investment companies. Information concerning the advisory fees, net assets, and total expenses of funds with investment objectives similar to Destiny I and Destiny II and advised by FMR is contained in the Table of Average Net Assets and Expense Ratios in Exhibit 9 beginning on page __.

         FMR, its officers and directors, its affiliated companies, and the Trustees, from time to time have transactions with various banks, including the custodian banks for certain of the funds advised by FMR. Those transactions that have occurred to date have included mortgages and personal and general business loans. In the judgment of FMR, the terms and conditions of those transactions were not influenced by existing or potential custodial or other fund relationships.

         The Directors of FMR are Edward C. Johnson 3d, Chairman of the Board and of the Executive Committee; Robert C. Pozen, President; and Peter S. Lynch, Vice Chairman. With the exception of Robert C. Pozen, who is proposed for election as a Trustee, each of the Directors is also a Trustee of the trust. Messrs. Johnson 3d, Pozen, J. Gary Burkhead, John H. Costello, Eric D. Roiter, Richard A. Silver, Leonard M. Rush, Abigail Johnson, Beth F. Terrana (Destiny
II) and George A. Vanderheiden (Destiny I) are currently officers of the trust and officers or employees of FMR or FMR Corp. With the exception of Mr. Costello, Mr. Silver, and _______________________, all of these persons hold or have options to acquire stock of FMR Corp. The principal business address of each of the Directors of FMR is 82 Devonshire Street, Boston, Massachusetts 02109.

         All of the stock of FMR is owned by its parent company, FMR Corp., 82 Devonshire Street, Boston, Massachusetts 02109, which was organized on October 31, 1972. Members of Mr. Edward C. Johnson 3d's family are the predominant owners of a class of shares of common stock, representing approximately 49% of the voting power of FMR Corp., and, therefore, under the 1940 Act may be deemed to form a controlling group with respect to FMR Corp.

         During the period October 1, 1997 through February 28, 1999, [the following transactions/no transactions] were entered into by Trustees and nominees as Trustee of the trust involving more than 1% of the voting common, non-voting common and equivalent stock, or preferred stock of FMR Corp.


             ACTIVITIES AND MANAGEMENT OF FMR U.K. AND FMR FAR EAST

         FMR U.K. and FMR Far East are wholly-owned subsidiaries of FMR formed in 1986 to provide research and investment advice with respect to companies based outside the United States for certain funds for which FMR acts as investment adviser. FMR may also grant the sub-advisers investment management authority as well as authority to buy and sell securities for certain of the funds for which it acts as investment adviser, if FMR believes it would be beneficial to a fund.

         Funds with investment objectives similar to Destiny I and Destiny II managed by FMR with respect to which FMR currently has sub-advisory agreements with either FMR U.K. or FMR Far East, and the net assets of each of these funds, are indicated in the Table of Average Net Assets and Expense Ratios in Exhibit 9 beginning on page __.

         The Directors of FMR U.K. and FMR Far East are Edward C. Johnson 3d, Chairman, and Robert C. Pozen, President. Mr. Johnson 3d also is President and a Trustee of the trust and other funds advised by FMR; Chairman and a Director of Fidelity Investments Money Management, Inc. (FIMM); Chairman, Chief Executive Officer, President, and a Director of FMR Corp., and a Director and Chairman of the Board and of the Executive Committee of FMR. In addition, Mr. Pozen is Senior Vice President of the trust and of other funds advised by FMR; President and a Director of FMR; and President and a Director of FIMM. Each of the Directors is a stockholder of FMR Corp. The principal business address of the Directors is 82 Devonshire Street, Boston, Massachusetts 02109.


                          PRESENT MANAGEMENT CONTRACTS

         Each fund employs FMR to furnish investment advisory and other services. Under its management contract with each fund, FMR acts as investment adviser and, subject to the supervision of the Board of Trustees, directs the investments of each fund in accordance with its investment objective, policies, and limitations. FMR also provides each fund with all necessary office facilities and personnel for servicing each fund's investments, compensates all officers of each fund and all Trustees who are "interested persons" of the trust or of FMR, and all personnel of each fund or FMR performing services relating to research, statistical, and investment activities.

         In addition, FMR or its affiliates, subject to the supervision of the Board of Trustees, provide the management and administrative services necessary for the operation of each fund. These services include providing facilities for maintaining each fund's organization; supervising relations with custodians, transfer and pricing agents, accountants, underwriters, and other persons dealing with each fund; preparing all general shareholder communications and conducting shareholder relations; maintaining each fund's records and the registration of each fund's shares under federal and state laws; developing management and shareholder services for each fund; and furnishing reports, evaluations, and analyses on a variety of subjects to the Trustees. Services provided by affiliates of FMR will continue under the proposed management contract described in Proposals 6 and 7.

         In addition to the management fee payable to FMR, each fund pays transfer agent and pricing and bookkeeping fees to Fidelity Service Company, Inc.(FSC), an affiliate of FMR, its transfer, dividend disbursing, and shareholder servicing agent. Although each fund's current management contract provides that each fund will pay for typesetting, printing, and mailing prospectuses, statements of additional information, notices, and reports to shareholders, the trust, on behalf of each fund has entered into a revised transfer agent agreement with FSC, pursuant to which FSC bears the costs of providing these services to existing shareholders. Other expenses paid by each fund include interest, taxes, brokerage commissions, and each fund's proportionate share of insurance premiums and Investment Company Institute dues. Each fund is also liable for such non-recurring expenses as may arise, including costs of any litigation to which each fund may be a party, and any obligation it may have to indemnify its officers and Trustees with respect to litigation.

         Transfer agent fees and pricing and bookkeeping fees, including reimbursement for out-of-pocket expenses, paid to FSC by Destiny I and Destiny II for fiscal year 1998 amounted to $1,207,512, and $1,023,397, respectively. Pricing and bookkeeping fees, including reimbursement for out-of-pocket expenses, paid to FSC by Destiny I and Destiny II fiscal 1998 amounted to $824,006 and $812,105, respectively.

         Each fund also has a distribution agreement with FDC, a Massachusetts corporation organized on July 18, 1960. FDC is a broker-dealer registered under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. Each distribution agreement calls for FDC to use all reasonable efforts, consistent with its other business, to secure purchasers for shares of the fund, which are continuously offered at net asset value per share. Promotional and administrative expenses in connection with the offer and sale of shares are paid by FMR.

         FMR is each fund's manager pursuant to management contracts each dated November 1, 1993, which were approved by shareholders on October 20, 1993. For Destiny I, shareholder approval had been requested to bring Destiny I's management fee more in line with fees paid by similar Fidelity funds by increasing the fee. For Destiny II, shareholder approval had been requested to change the management fee calculation to provide for lower fees when FMR's assets under management exceeded certain levels, and to include a paragraph clarifying the contract's fee computation procedures in the event of termination.

         For the services of FMR under the management contract, each fund pays FMR a monthly management fee which has two components: a basic fee, which is the sum of a group fee rate and an individual fund fee rate, and a performance adjustment based on a comparison of each fund's performance to that of the Standard & Poor's 500 Index (S&P 500).

         The group fee rate is based on the monthly average net assets of all of the registered investment companies with which FMR has management contracts and is calculated on a cumulative basis pursuant to the graduated fee rate schedule shown below on the left. The schedule below on the right shows the effective annual group fee rate at various asset levels, which is the result of cumulatively applying the annualized rates on the left. For example, the effective annual fee rate at $591 billion of group net assets - the approximate level for September 1998 - was .2911%, which is the weighted average of the respective fee rates for each level of group net assets up to $591 billion.

         On January 1, 1996 and August 1, 1994, FMR voluntarily modified the breakpoints in the group fee rate schedules. The revised group fee rate schedules, depicted below, provides for lower management fee rates as FMR's assets under management increase.

                 GROUP FEE RATE SCHEDULE                                 EFFECTIVE ANNUAL FEE RATES
                 -----------------------                                 --------------------------
         Average Group                 Annualized                    Group Net                Effective Annual
            Assets                        Rate                         Assets                     Fee Rate
            ------                        ----                         ------                     --------

           0 - $3 billion                .5200%                     $0.5 billion                   .5200%
           3 - 6                         .4900                               25                    .4238
           6 - 9                         .4600                               50                    .3823
           9 - 12                        .4300                               75                    .3626
           12 - 15                       .4000                               100                   .3512
           15 - 18                       .3850                               125                   .3430
           18 - 21                       .3700                               150                   .3371
           21 - 24                       .3600                               175                   .3325
           24 - 30                       .3500                               200                   .3284
           30 - 36                       .3450                               225                   .3249
           36 - 42                       .3400                               250                   .3219
           42 - 48                       .3350                               275                   .3190
           48 - 66                       .3250                               300                   .3163
           66 - 84                       .3200                               325                   .3137
           84 - 102                      .3150                               350                   .3113
           102 - 138                     .3100                               375                   .3090
           138 - 174                     .3050                               400                   .3067
           174 - 210                     .3000                               425                   .3046
           210 - 246                     .2950                               450                   .3024
           246 - 282                     .2900                               475                   .3003
           282 - 318                     .2850                               500                   .2982
           318 - 354                     .2800                               525                   .2962
           354 - 390                     .2750                               550                   .2942
           390 - 426                     .2700
           426 - 462                     .2650
           462 - 498                     .2600
           498 - 534                     .2550
           Over 534                      .2500

         The individual fund fee rate is 0.17% for Destiny I and 0.30% for Destiny II. Based on the average group net assets of the funds advised by FMR for September 1998, each fund's annual basic fee rate would be calculated as follows:

                                                      Individual Fund            Management/Basic
                          Group Fee Rate              Fee Rate                   Fee Rate
                          --------------              ---------------            ----------------

Destiny I                          .2911%          +           .1700%          =           .4611%
Destiny II                         .2911%          +           .3000%          =           .5911%

         One-twelfth of this annual basic fee rate is applied to each fund's net assets averaged for the most recent month, giving a dollar amount, which is the fee for that month.

         COMPUTING THE PERFORMANCE ADJUSTMENT. The basic fee for Destiny I and Destiny II is subject to upward or downward adjustment, depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record of the S&P 500 (the Index) over the same period. The performance period consists of the most recent month plus the previous 35 months. Each percentage point of difference, calculated to the nearest 1.00% is multiplied by a performance adjustment rate of 0.02%. The maximum adjustment rate is limited to +/-0.24% of the average net assets up to and including $100,000,000 and +/-0.20% of the average net assets in excess of $100,000,000. This performance comparison is made at the end of each month. One twelfth (1/12) of this rate is then applied to each fund's average net assets for the entire performance period, giving a dollar amount which will be added to (or subtracted from) the basic fee.

         Each fund's performance is calculated based on change in net asset value (NAV). For purposes of calculating the performance adjustment, any dividends or capital gain distributions paid by each fund are treated as if reinvested in shares at the NAV as of the record date for payment. The record of the Index is based on change in value and is adjusted for any cash distributions from the companies whose securities compose the Index.

         Because the adjustment to the basic fee is based on Destiny I's and Destiny II's performance compared to the investment record of the Index, the controlling factor is not whether Destiny I's and Destiny II's performance is up or down per se, but whether it is up or down more or less than the record of the Index. Moreover, the comparative investment performance of Destiny I and Destiny II is based solely on the relevant performance period without regard to the cumulative performance over a longer or shorter period of time.

         During  fiscal  1998,  FMR  received   $19,657,092   and   $18,377,658,
respectively,  for its services as  investment  adviser to Destiny I and Destiny
II. These fees, which include both the basic fee and the performance adjustment, were equivalent to .3071% and .4528%, respectively, of the average net assets of Destiny I and Destiny II. For 1998, the downward performance adjustments amounted to ($9,828,127), and ($5,588,522), respectively, for Destiny I and Destiny II.

         FMR may, from time to time, agree to reimburse all or a portion of each fund's total operating expenses (exclusive of interest, taxes, brokerage commissions, and extraordinary expenses). FMR retains the ability to be repaid for these expense reimbursements in the amount that expenses fall below the limit prior to the end of the fiscal year.


                             SUB-ADVISORY AGREEMENTS

         On behalf of Destiny I and Destiny II, FMR has entered into sub-advisory agreements with FMR U.K. and FMR Far East. Pursuant to the sub-advisory agreements, FMR may receive investment advice and research services outside the United States from the sub-advisers. The funds' sub-advisory agreements, each dated November 1, 1993 were approved by shareholders of each fund on October 20, 1993.

         Currently, FMR U.K. and FMR Far East each focus on issuers in countries other than the United States such as those in Europe, Asia, and the Pacific Basin.

         FMR U.K. and FMR Far East, which were organized in 1986, are wholly owned subsidiaries of FMR. Under the sub-advisory agreements FMR pays the fees of FMR U.K. and FMR Far East. For providing non-discretionary investment advice and research services, FMR pays FMR U.K. and FMR Far East fees equal to 110% and 105%, respectively, of FMR U.K.'s and FMR Far East's costs incurred in connection with providing investment advice and research services.

         For providing investment advice and research services on behalf of each fund, the fees paid to the sub-advisers for the fiscal year ended 1998 were as follows:

                                                   FMR U.K.                      FMR Far East
                                                   --------                      ------------

          Destiny I                                $325,286                      $311,961
          Destiny II                               $173,011                      $165,398

                             PORTFOLIO TRANSACTIONS

         All orders for the purchase or sale of portfolio securities are placed on behalf of each fund by FMR pursuant to authority contained in the fund's management contract.

         FMR may place agency transactions with National Financial Services Corporation (NFSC) and Fidelity Brokerage Services (Japan), LLC (FBSJ), indirect subsidiaries of FMR Corp., if the commissions are fair, reasonable, and comparable to commissions charged by non-affiliated, qualified brokerage firms for similar services. Prior to December 9, 1997, FMR used research services provided by and placed agency transactions with Fidelity Brokerage Services
(FBS), an indirect subsidiary of FMR Corp.

         The brokerage commissions paid to NFSC and FBS by each fund for fiscal 1998 are listed in the following table:

                         Brokerage          % of Aggregate            Brokerage Commissions     % of Aggregate
                        Commissions       Commissions Paid to               Paid to           Commissions Paid to
                        Paid to NFSC           NFSC                           FBS                    FBS
                        ------------           ----                           ---                    ---


     Destiny I            $379,953            14.78%                          $6,480                0.25%
     Destiny II           $737,785            14.81%                          $3,960                0.08%

                   SUBMISSION OF CERTAIN SHAREHOLDER PROPOSALS

         The trust does not hold annual shareholder meetings. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholder meeting should send their written proposals to the Secretary of the Trust, 82 Devonshire Street, Boston, Massachusetts 02109.

                       NOTICE TO BANKS, BROKER-DEALERS AND
                       VOTING TRUSTEES AND THEIR NOMINEES

         Please advise the trust, in care of [________], whether other persons are beneficial owners of shares for which proxies are being solicited and, if so, the number of copies of the Proxy Statement and Annual Reports you wish to receive in order to supply copies to the beneficial owners of the respective shares.

                                                                      EXHIBIT 1

                FORM OF AMENDED AND RESTATED DECLARATION OF TRUST


The language to be added to the current Declaration of Trust is ((underlined)), and the language to be deleted is set forth in [brackets]. Headings that were underlined in the trust's current Declaration of Trust remain underlined in this Exhibit.


                             [Declaration of Trust]

                              [DATED JUNE 20, 1984]


      ((AMENDED AND RESTATED))  DECLARATION OF TRUST,  made [June 20, 1984] (( ,
1999)) by [Edward C. Johnson 3d, Caleb Loring, Jr., and Frank Nesvet] ((each of the Trustees whose signature is affixed hereto)) (the "Trustees")((.))

      ((WHEREAS, the Trustees desire to amend and restate this Declaration of Trust for the sole purpose of supplementing the Declaration of Trust to incorporate amendments duly adopted; and))

      ((WHEREAS, this Trust was initially made on June 20, 1984 by Edward C. Johnson 3d, Caleb Loring, Jr., and Frank Nesvet, in order to establish a trust fund for the investment and reinvestment of funds contributed thereto;))

      NOW, THEREFORE, the Trustees declare that all money and property contributed to the trust fund hereunder shall be held and managed in trust under this ((Amended and Restated)) Declaration of Trust [IN TRUST] as herein set forth below.


                -------------------------------------------------


                                    ARTICLE I

                              NAME AND DEFINITIONS

NAME

      SECTION 1.   This Trust shall be known as  "Fidelity Destiny Portfolios."

DEFINITIONS

      SECTION 2. Wherever used herein, unless otherwise required by the context or specifically provided:


            (a) The [T]((t))erms "Affiliated Person((,))"[,] "Assignment((,))"[,] "Commission((,))"[,] "Interested Person((,))"[,] "Majority Shareholder Vote" (the 67% or 50% requirement of the third sentence of Section 2(a)(42) of the 1940 Act, whichever may be applicable)((,)) and "Principal Underwriter" shall have the meanings given them in the 1940 Act, as [amended from time to time] ((modified by or interpreted by any applicable order or orders of the Commission or any rules or regulations adopted or interpretative releases of the Commission thereunder;))

            (( (b) "Bylaws" shall mean the bylaws of the Trust, if any, as amended from time to time;))

            (( (c) "Class" refers to the class of Shares of a Series of the Trust established in accordance with the provisions of Article III;))

            (( (d) "Declaration of Trust" means this Amended and Restated Declaration of Trust, as further amended or restated, from time to time;))

            [(c)] (( (e) )) "Net Asset Value" means the net asset value of each Series of the Trust ((or Class thereof)) determined in the manner provided in Article X, Section 3;

            [(d)](( (f) )) "Shareholder" means a record owner of Shares of the Trust;

            [(f)] (((g) )) "Shares" means the equal proportionate transferable units of interest into which the beneficial interest of ((the Trust or)) each Series shall be divided from time to time, [and includes] ((including such Class or Classes of Shares as the Trustees may from time to time create and establish and including)) fractions of [s]((S))hares as well as whole [s]((S))hares as consistent with the requirements of Federal and/or [other] ((state)) securities laws; [and]

            (h) "Series" refers to ((any)) series of Shares of the Trust established in accordance with the provisions of Article III[.]((;))

            [(b)] (( (i) )) [The] "Trust" refers to Fidelity Destiny Portfolios and reference to the Trust, when applicable to one or more Series of the Trust, shall refer to any such Series;

            [(e)] (((j) )) [The] "Trustees" refer to the individual trustees in their capacity as trustees hereunder of the Trust and their successor or successors for the time being in office as such trustee or trustees; ((and))

            [(g)] (( (k) )) [The] "1940 Act" refers to the Investment Company Act of 1940, as amended from time to time.


                                   ARTICLE II

                                PURPOSE OF TRUST

      The purpose of this Trust is to provide investors a continuous source of managed investment in securities.


                                   ARTICLE III

                               BENEFICIAL INTEREST

SHARES OF BENEFICIAL INTEREST


      SECTION 1. The beneficial interest in the Trust shall be divided into such transferable Shares of one or more separate and distinct Series ((or Classes of Series)) as the Trustees shall, from time to time, create and establish. The number of ((authorized)) Shares ((of each Series, and Class thereof,)) is unlimited((.)) [and each] ((Each)) Share shall be without par value and shall be fully paid and nonassessable. The Trustees shall have full power and authority, in their sole discretion((,)) and without obtaining any prior authorization or vote of the Shareholders ((of any Series or Class)) of the Trust (((a))) to create and establish (and to change in any manner) Shares ((or any Series or Classes thereof)) with such preferences, voting powers, rights((,)) and privileges as the Trustees may((,)) from time to time((,)) determine[,]; (((b))) to divide or combine the Shares ((or any Series or Classes thereof)) into a greater or lesser number[,] ((;)) (((c))) to classify or reclassify any issued Shares into one or more Series ((or Classes)) of Shares[,]((;)) (((d))) to abolish any one or more Series ((or Classes)) of Shares[,]((;)) and (((e))) to take such other action with respect to the Shares as the Trustees may deem desirable.


ESTABLISHMENT OF SERIES AND CLASSES


      SECTION 2. The establishment of any Series ((or Class thereof)) shall be effective upon the adoption of a resolution by a majority of the then Trustees setting forth such establishment and designation and the relative rights and preferences of the Shares of such Series ((or Class)). At any time that there are no Shares outstanding of any particular Series ((or Class)) previously established and designated, the Trustees may by a majority vote abolish [that] ((such)) Series ((or Class)) and the establishment and designation thereof.


OWNERSHIP OF SHARES


      SECTION 3. The ownership of Shares shall be recorded in the books of the Trust ((or a transfer or similar agent)). The Trustees may make such rules as they consider appropriate for the transfer of Shares and similar matters. The record books of the Trust ((as kept by the Trust or by any transfer or similar agent, as the case may be,)) shall be conclusive as to who are the holders of Shares and as to the number of Shares held from time to time by each Shareholder.


INVESTMENT IN THE TRUST


      SECTION 4. The Trustees shall accept investments in the Trust from such persons and on such terms as they may, from time to time, authorize. Such investments may be in the form of cash, [or] securities((, or other property)) in which the appropriate Series is authorized to invest, valued as provided in
Article X, Section 3. After the date of the initial contribution of capital, the number of Shares to represent the initial contribution may in the Trustees' discretion be considered as outstanding, and the amount received by the Trustees on account of the contribution shall be treated as an asset of the Trust. Subsequent investments in the Trust shall be credited to each Shareholder's account in the form of full Shares at the Net Asset Value per Share next determined after the investment is received; provided, however, that the Trustees may, in their sole discretion[,] (a) impose a sales charge ((or other fee)) upon investments in the Trust ((or Series or any Classes thereof,)) and
(b) issue fractional Shares.

[ASSETS AND LIABILITIES OF SERIES]

((ASSETS AND LIABILITIES OF SERIES AND CLASSES))

      SECTION 5. All consideration received by the Trust for the issue or sale of Shares of a particular Series, together with all assets in which such consideration is invested or reinvested, all income, earnings, profits, and proceeds thereof, including any proceeds derived from the sale, exchange, or liquidation of such assets, and any funds or payments derived from any reinvestment of such proceeds in whatever form the same may be, shall be referred to as "assets belonging to" that Series. In addition, any assets, income, earnings, profits, and proceeds thereof, funds, or payments [which] ((that)) are not readily identifiable as belonging to any particular Series ((or Class)), shall be allocated by the Trustees between and among one or more of the Series ((or Classes)) in such manner as they, in their sole discretion, deem fair and equitable. Each such allocation shall be conclusive and binding upon the Shareholders of all Series ((or Classes)) for all purposes[,] and shall be referred to as assets belonging to that Series ((or Class)). The assets belonging to a particular Series shall be so recorded upon the books of the Trust[,] ((or of its agent or agents)) and shall be held by the Trustees in trust for the benefit of the holders of Shares of that Series.

      The assets belonging to each particular Series shall be charged with the liabilities of that Series and all expenses, costs, charges, and reserves attributable to that Series((, except that liabilities and expenses may, in the Trustees' discretion, be allocated solely to a particular Class and, in which case, shall be borne by that Class.)) Any general liabilities, expenses, costs, charges((,)) or reserves of the Trust [which] ((that)) are not readily identifiable as belonging to any particular Series ((or Class)) shall be allocated and charged by the Trustees between or among any one or more of the Series ((or Classes)) in such manner as the Trustees((,)) in their sole discretion((,)) deem fair and equitable[,] ((and shall be referred to as "liabilities belonging to" that Series or Class)). Each such allocation shall be conclusive and binding upon the Shareholders of all Series ((or Classes)) for all purposes. Any creditor of any Series may look only to the assets of that Series to satisfy such creditor's debt. ((No Shareholder or former Shareholder of any Series shall have a claim on or any right to any assets allocated or belonging to any other Series.))

NO PREEMPTIVE RIGHTS

      SECTION 6. Shareholders shall have no preemptive or other right to subscribe to any additional Shares or other securities issued by the Trust or the Trustees.




 [LIMITATION OF PERSONAL LIABILITY]

((STATUS OF SHARES AND LIMITATION OF PERSONAL LIABILITY))

      SECTION 7. ((Shares shall be deemed to be personal property giving only the rights provided in this instrument. Every shareholder by virtue of having become a shareholder shall be held to have expressly assented and agreed to be bound by the terms hereof. No Shareholder of the Trust and of each Series shall be personally liable for the debts, liabilities, obligations, and expenses incurred by, contracted for, or otherwise existing with respect to, the Trust or by or on behalf of any Series.)) The Trustees shall have no power to bind any Shareholder personally or to call upon any Shareholder for the payment of any sum of money or assessment whatsoever other than such as the Shareholder may((,)) at any time, personally agree to pay by way of subscription for any Shares or otherwise. Every note, bond, contract((,)) or other undertaking issued by or on behalf of the Trust or the Trustees relating to the Trust ((or to a Series)) shall include a recitation limiting the obligation represented thereby to the Trust ((or to one or more Series)) and its ((or their)) assets (but the omission of such a recitation shall not operate to bind any Shareholder ((or Trustee)).


                                   ARTICLE IV

                                  THE TRUSTEES

MANAGEMENT OF THE TRUST

      SECTION 1. The business and affairs of the Trust shall be managed by the Trustees, and they shall have all powers necessary and desirable to carry out that responsibility.


[ELECTION: INITIAL TRUSTEES]

((INITIAL TRUSTEES; ELECTION))

      SECTION 2. ((The initial Trustees shall be at least three individuals who shall affix their signatures hereto.)) On a date fixed by the Trustees, the Shareholders shall elect not less than three Trustees. A Trustee shall not be required to be a Shareholder of the Trust. [The initial Trustees shall be Edward
C. Johnson 3d, Caleb Loring, Jr. and Frank Nesvet and such other individuals as the Board of Trustees shall appoint pursuant to Section 4 of the Article IV.]


TERM OF OFFICE OF TRUSTEES


      SECTION 3. The Trustees shall hold office during the lifetime of this Trust, and until its termination as hereinafter provided; except (a) that any Trustee may resign his trust by written instrument signed by him and delivered to the other Trustees, which shall take effect upon such delivery or upon such later date as is specified therein; (b) that any Trustee may be removed at any time by written instrument, signed by at least two-thirds (((2/3))) of the number of Trustees prior to such removal, specifying the date when such removal shall become effective; (c) that any Trustee who requests in writing to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees, specifying the date of his retirement; and (d) a Trustee may be removed at any [S]((s))pecial [M]((m))eeting of the Trust by a vote of two-thirds (((2/3))) of the outstanding Shares.

RESIGNATION AND APPOINTMENT OF TRUSTEES


      SECTION 4. In case of the declination, death, resignation, retirement, ((or)) removal [, incapacity, or inability] of any of the Trustees, ((or)) in case a vacancy shall, by reason of an increase in number ((of the Trustees)), or for any other reason, exist, the remaining Trustees shall fill such vacancy by appointing such other person as they in their discretion shall see fit consistent with the limitations under the [Investment Company Act of] 1940 ((Act)). Such appointment shall be evidenced by a written instrument signed by a majority of the Trustees in office or by recording in the records of the Trust, whereupon the appointment shall take effect. [Within three months of such appointment the Trustees shall cause notice of such appointment to be mailed to each Shareholder at his address as recorded on the books of the Trust.] An appointment of a Trustee may be made by the Trustees then in office [and notice thereof mailed to Shareholders as aforesaid] in anticipation of a vacancy to occur by reason of retirement, resignation((,)) or increase in number of Trustees effective at a later date, provided that said appointment shall become effective only at or after the effective date of said retirement, resignation, or increase in number of Trustees. As soon as any Trustee so appointed shall have accepted this [t]((T))rust, the [t]((T))rust estate shall vest in the new Trustee or Trustees, together with the continuing Trustees, without any further act or conveyance, and he shall be deemed a Trustee hereunder. The ((foregoing)) power of appointment is subject to the provisions of Section 16(a) of the 1940 Act((, as modified by or interpreted by any applicable order or orders of the Commission or any rules or regulations adopted or interpretative releases of the Commission.))

[TEMPORARY ABSENCE OF TRUSTEE]

((TEMPORARY ABSENCE OF TRUSTEES))

      SECTION 5. Any Trustee may, by power of attorney, delegate his power for a period not exceeding six (((6))) months at any one time to any other Trustee or Trustees, provided that in no case shall less than two Trustees personally exercise the other powers hereunder except as herein otherwise expressly provided.


NUMBER OF TRUSTEES

      SECTION 6. The number of Trustees, not less than three (3) nor more than twelve (12), serving hereunder at any time shall be determined by the Trustees themselves.


      Whenever a vacancy in the Board of Trustees shall occur, until such vacancy is filled, or while any Trustee [is absent from the Commonwealth of Massachusetts or, if not a domiciliary of Massachusetts, is absent from his state of domicile, or] is physically or mentally incapacitated by reason of disease or otherwise, the other Trustees shall have all the powers hereunder and the certificate of the other Trustees of such vacancy[, absence] or incapacity[,] shall be conclusive[, provided, however, that no vacancy shall remain unfilled for a period longer than six calendar months].


EFFECT OF DEATH, RESIGNATION, ETC. OF A TRUSTEE

      SECTION 7. The death, declination, resignation, retirement, removal, incapacity, or inability of the Trustees, or any one of them, shall not operate to annul the Trust or to revoke any existing agency created pursuant to the terms of this Declaration of Trust.

OWNERSHIP OF ASSETS OF THE TRUST

      SECTION 8. The assets of the Trust shall be held separate and apart from any assets now or hereafter held in any capacity other than as Trustee hereunder by the Trustees or any successor Trustees. All of the assets of the Trust shall at all times be considered as vested in the Trustees. No Shareholder shall be deemed to have a severable ownership in any individual asset of the Trust or any right of partition or possession thereof, but each Shareholder shall have a proportionate undivided beneficial interest in the Trust.

                                    ARTICLE V

                             POWERS OF THE TRUSTEES
POWERS


      SECTION 1. The Trustees, in all instances((,)) shall act as principals[,] and are and shall be free from the control of the Shareholders. The Trustees shall have full power and authority to do any and all acts and to make and execute any and all contracts and instruments that they may consider necessary or appropriate in connection with the management of the Trust. ((Except as otherwise provided herein or in the 1940 Act,)) [T]((t))he Trustees shall not in any way be bound or limited by present or future laws or customs in regard to trust investments, but shall have full authority and power to make any and all investments [which] ((that)) they, in their [uncontrolled] discretion, shall deem proper to accomplish the purpose of this Trust. Subject to any applicable limitation in [the] ((this)) Declaration of Trust or the Bylaws of the Trust, ((if any,)) the Trustees shall have power and authority:

      (a) To invest and reinvest cash and other property, and to hold cash or other property uninvested[,] without((,)) in any event((,)) being bound or limited by any present or future law or custom in regard to investments by Trustees, and to sell, exchange, lend, pledge, mortgage, hypothecate, write options on((,)) and lease any or all of the assets of the Trust.


      (b) To adopt Bylaws not inconsistent with this Declaration of Trust providing for the conduct of the business of the Trust and to amend and repeal them to the extent that they do not reserve that right to the Shareholders.

      (c) To elect and remove such officers and appoint and terminate such agents as they consider appropriate.


      (d) To employ [a] ((one or more)) bank((s,)) [or] trust [company] ((companies, companies that are members of a national securities exchange, or other entities permitted under the 1940 Act, as modified by or interpreted by any applicable order or orders of the Commission or any rules or regulations adopted or interpretative releases of the Commission thereunder,)) as custodian((s)) of any assets of the Trust subject to any conditions set forth in this Declaration of Trust or in the Bylaws, if any.


      (e) To retain a transfer agent and Shareholder servicing agent, or both.


      (f) To provide for the distribution of interests of the Trust either through a [p]((P))rincipal [u]((U))nderwriter in the manner hereinafter provided for or by the Trust itself, or both.


      (g) To set record dates in the manner hereinafter provided for.


      (h) To delegate such authority as they consider desirable to any officers of the Trust and to any [agent] ((investment adviser, manager,)) custodian((,)) [or] underwriter, ((or other agent or independent contractor)).


      (i) To sell or exchange any or all of the assets of the Trust, subject to the provisions of Article XII, Section 4[(b)] hereof.


      (j) To vote or give assent[,] or exercise any rights of ownership[,] with respect to stock or other securities or property; and to execute and deliver powers of attorney to such person or persons as the Trustees shall deem proper, granting to such person or persons such power and discretion with relation to securities or property as the Trustees shall deem proper.


      (k) To exercise powers and rights of subscription or otherwise which in any manner arise out of ownership of securities.


      (l) To hold any security or property in a form not indicating any trust, whether in bearer, unregistered, or other negotiable form; or either in its own name or in the name of a custodian or a nominee or nominees[, subject in either case to proper safeguards according to the usual practice of Massachusetts trust companies or investment companies].

      (m) To establish separate and distinct Series with separately defined investment objectives and policies and distinct investment purposes in accordance with the provisions of Article III ((and to establish Classes of such Series having relative rights, powers, and duties as the Trustees may provide consistent with applicable laws)).

      (n) To allocate assets, liabilities, and expenses of the Trust to a particular Series ((or Class, as appropriate,)) or to apportion the same between or among two or more Series ((or Classes, as appropriate)), provided that any liabilities or expenses incurred by a particular Series ((or Class)) shall be payable solely out of the assets belonging to that Series as provided for in
Article III.

      (o) To consent to or participate in any plan for the reorganization, consolidation((,)) or merger of any corporation or concern, any security of which is held in the Trust; to consent to any contract, lease, mortgage, purchase, or sale of property by such corporation or concern, and to pay calls or subscriptions with respect to any security held in the Trust.


      (p) To compromise, arbitrate, or otherwise adjust claims in favor of or against the Trust or any matter in controversy, including, but not limited to, claims for taxes.

      (q) To make distributions of income and of capital gains to Shareholders in the manner hereinafter provided for.


      (r) To borrow money and to pledge, mortgage ((,)) [and] ((or)) hypothecate the assets of the Trust subject to ((the)) applicable requirements of the 1940 Act.

      (s) To establish, from time to time, a minimum total investment for Shareholders[,] and to require the redemption of the Shares of any Shareholders whose investment is less than such minimum upon giving notice to such Shareholder.

      (((t) To operate as and carry on the business of an investment company and to exercise all the powers necessary and appropriate to the conduct of such operations.))

      (((u) To interpret the investment policies, practices or limitations of any Series.))

      (((v) In general to carry on any other business in connection with or incidental to any of the foregoing powers, to do everything necessary, suitable or proper for the accomplishment of any purpose or the attainment of any object or the furtherance of any power hereinbefore set forth, either alone or in association with others, and to do every other act or thing incidental or appurtenant to or growing out of or connected with the aforesaid business or purposes, objects or powers.))

      (((w) Notwithstanding any other provision hereof, to invest all of the assets of any Series in a single open-end investment company, including investment by means of transfer of such assets in exchange for an interest or interests in such investment company.))

      ((The foregoing clauses shall be construed both as objects and powers, and the foregoing enumeration of specific powers shall not be held to limit or restrict in any manner the general powers of the Trustees. Any action by one or more of the Trustees in their capacity as such hereunder shall be deemed an action on behalf of the Trust or the applicable Series and not an action in an individual capacity.))

      ((The Trustees shall not be limited to investing in obligations maturing before the possible termination of the Trust or any Series or Class thereof.))


      No one dealing with the Trustees shall be under any obligation to make any inquiry concerning the authority of the Trustees, or to see to the application of any payments made or property transferred to the Trustees or upon their order.

TRUSTEES AND OFFICERS AS SHAREHOLDERS


      SECTION 2. Any Trustee, officer or other agent of the Trust may acquire, own and dispose of Shares to the same extent as if he were not a Trustee, officer or agent; and the Trustees may issue and sell or cause to be issued and sold Shares to and buy such Shares from any such person of any firm or company in which he is interested, subject only to the general limitations herein contained as to the sale and purchase of such Shares; and all subject to any restrictions which may be contained in the Bylaws((, if any)).


ACTION BY THE TRUSTEES


      SECTION 3. ((Except as otherwise provided herein or in the 1940 Act,)) [T]((t))he Trustees shall act by majority vote at a meeting duly called or by unanimous written consent without a meeting or by telephone consent provided a quorum of Trustees participate in any such telephonic meeting, unless the 1940 Act requires that a particular action be taken only at a meeting ((at which)) [of] the Trustees ((are present in person)). At any meeting of the Trustees, a majority of the Trustees shall constitute a quorum. Meetings of the Trustees may be called orally or in writing by the Chairman of the Trustees or by any two other Trustees. Notice of the time, date, and place of all meetings of the Trustees shall be given by the party calling the meeting to each Trustee by telephone((,)) ((telefax,)) [or] telegram((, or other electro-mechanical means)) sent to his home or business address at least twenty-four (((24))) hours in advance of the meeting or by written notice mailed to his home or business address at least seventy-two (((72)) hours in advance of the meeting. Notice need not be given to any Trustee who attends the meeting without objecting to the lack of notice or who executes a written waiver of notice with respect to the meeting. Subject to the requirements of the 1940 Act, the Trustees by majority vote may delegate to any one of their number their authority to approve particular matters or take particular actions on behalf of the Trust. ((Written consents or waivers of Trustees may be executed in one or more counterparts. Execution of a written consent or waiver and delivery thereof to the Trust may be accomplished by telefax or other electro-mechanical means.))


CHAIRMAN OF THE TRUSTEES

      SECTION 4. The Trustees may appoint one of their number to be Chairman of the Board of Trustees. The Chairman shall preside at all meetings of the Trustees, shall be responsible for the execution of policies established by the Trustees and the administration of the Trust, and may be the chief executive, financial and accounting officer of the Trust.

                                   ARTICLE VI

                              EXPENSES OF THE TRUST

TRUSTEE REIMBURSEMENT


      SECTION 1. Subject to the provisions of Article III, Section 5, the Trustees shall be reimbursed from the Trust estate or the assets belonging to the appropriate Series for their expenses and disbursements, including, without limitation, fees and expenses of Trustees who are not Interested Persons of the Trust[,]((;)) interest expense, taxes, fees and commissions of every kind[,]((;)) expenses of pricing Trust portfolio securities[,]((;)) expenses of issue, repurchase and redemption of shares including expenses attributable to a program of periodic repurchases or redemptions, expenses of registering and qualifying the Trust and its Shares under Federal and [S]((s))tate laws and regulations[,]((;)) charges of custodians, transfer agents, and registrars[,]((;)) expenses of preparing and setting up in type [P]((p))rospectuses and [S]((s))tatements of [A]((a))dditional [I]((i))nformation[,]((;)) expenses of printing and distributing prospectuses sent to existing Shareholders[,]((;)) auditing and legal expenses[,]((;)) reports to Shareholders[,]((;)) expenses of meetings of Shareholders and proxy solicitations therefor[,]((;)) insurance expense[,]((;)) association membership dues((;)) and for such non-recurring items as may arise, including litigation to which the Trust is a party[,]((;)) and for all losses and liabilities by them incurred in administering the Trust, and for the payment of such expenses, disbursements, losses((,)) and liabilities the Trustees shall have a lien on the assets belonging to the appropriate Series prior to any rights or interests of the Shareholders thereto. This section shall not preclude the Trust from directly paying any of the aforementioned fees and expenses.

                                   ARTICLE VII

          INVESTMENT ADVISER, PRINCIPAL UNDERWRITER, AND TRANSFER AGENT


INVESTMENT ADVISER


      SECTION 1. Subject to a Majority Shareholder Vote, the Trustees may((,)) in their discretion ((and)) from time to time((,)) enter into an investment advisory or management contract(s) with respect to the Trust or any Series thereof whereby the other party(ies) to such contract(s) shall undertake to furnish the Trustees such management, investment advisory, statistical((,)) and research facilities and services and such other facilities and services, if any, and all upon such terms and conditions, as the Trustees may((,)) in their discretion((,)) determine. Notwithstanding any provisions of this Declaration of Trust, the Trustees may authorize the investment adviser(s) (subject to such general or specific instructions as the Trustees may from time to time adopt) to effect purchases, sales or exchanges of portfolio securities and other investment instruments of the Trust on behalf of the Trustees or may authorize any officer, agent, or Trustee to effect such purchases, sales((,)) or exchanges pursuant to recommendations of the investment adviser (and all without further action by the Trustees). Any such purchases, sales((,)) and exchanges shall be deemed to have been authorized by all of the Trustees.

      The Trustees may, subject to applicable requirements of the 1940 Act, ((as modified by or interpreted by any applicable order or orders of the Commission or any rules or regulations adopted or interpretative releases of the Commission thereunder,)) including those relating to Shareholder approval, authorize the investment adviser to employ one or more sub-advisers from time to time to perform such of the acts and services of the investment adviser, and upon such terms and conditions, as may be agreed upon between the investment adviser and sub-adviser.


PRINCIPAL UNDERWRITER


      SECTION 2. The Trustees may in their discretion from time to time enter into [a] ((an exclusive or non-exclusive)) contract(s) ((on behalf of the Trust or any Series or Class thereof)) providing for the sale of the Shares, whereby the Trust may either agree to sell the Shares to the other party to the contract or appoint such other party its sales agent for such Shares. In either case, the contract shall be on such terms and conditions as may be prescribed in the Bylaws, if any, and such further terms and conditions as the Trustees may((,)) in their discretion((,)) determine not inconsistent with the provisions of this
Article VII[,] or of the Bylaws, if any[;]((.)) [and] [s]((S))uch contract may also provide for the repurchase or sale of Shares by such other party as principal or as agent of the Trust.


TRANSFER AGENT


      SECTION 3. The Trustees may, in their discretion ((and)) from time to time((,)) enter into ((one or more)) [a] transfer agency and Shareholder service contract((s)) whereby the other party shall undertake to furnish the Trustees with transfer agency and Shareholder services. [The] ((Such)) contract((s)) shall be on such terms and conditions as the Trustees may((,)) in their discretion((,)) determine not inconsistent with the provisions of this Declaration of Trust or of the Bylaws, if any. Such services may be provided by one or more entities.


PARTIES TO CONTRACT

      SECTION 4. Any contract of the character described in Sections 1, 2 and 3 of this Article VII or in Article IX hereof may be entered into with any corporation, firm, partnership, trust or association, although one or more of the Trustees or officers of the Trust may be an officer, director, trustee, shareholder, or member of such other party to the contract, and no such contract shall be invalidated or rendered voidable by reason of the existence of any relationship, nor shall any person holding such relationship be liable merely by reason of such relationship for any loss or expense to the Trust under or by reason of said contract or accountable for any profit realized directly or indirectly therefrom, provided that the contract when entered into was reasonable and fair and not inconsistent with the provisions of this Article VII or the Bylaws, if any. The same person (including a firm, corporation, partnership, trust, or association) may be the other party to contracts entered into pursuant to Sections 1, 2 and 3 above or Article IX, and any individual may be financially interested or otherwise affiliated with persons who are parties to any or all of the contracts mentioned in this Section 4.

PROVISIONS AND AMENDMENTS


      SECTION 5. Any contract  entered into pursuant to Sections 1 and 2 of this
Article VII shall be consistent with and subject to the requirements of Section 15 of the 1940 Act((, as modified by or interpreted by any applicable order or orders of the Commission or any rules or regulations adopted or interpretative releases of the Commission)) ([including any amendments thereof] or other applicable Act of Congress hereafter enacted)((,)) with respect to its continuance in effect, ((its amendment,)) its termination, and the method of authorization and approval of such contract or renewal thereof[, and no amendment to any contract, entered into pursuant to Section 1 shall be effective unless assented to by a Majority Shareholder Vote].


                                  ARTICLE VIII

                    SHAREHOLDERS' VOTING POWERS AND MEETINGS

VOTING POWERS


      SECTION 1. The Shareholders shall have power to vote [(i)](((a))) for the election of Trustees as provided in Article IV, Section 2[, (ii)]((; (b))) for the removal of Trustees as provided in Article IV, Section 3(d)[, (iii)]((; (c) )) with respect to any investment advisory or management contract as provided in
Article VII, Section((s)) 1 ((and 5))[, (iv)]((; (d) with respect to any termination, merger, consolidation, reorganization, or sale of assets of the Trust or any of its Series or Classes as provided in Article XII, Section 4;
(e))) with respect to the amendment of this  Declaration of Trust as provided in
Article XII, Section 7[, (v)]((; (f))) to the same extent as the shareholders of a Massachusetts business corporation, as to whether or not a court action, proceeding or claim should be brought or maintained derivatively or as a class action on behalf of the Trust or the Shareholders, provided, however, that a Shareholder of a particular Series shall not be entitled to bring any derivative or class action on behalf of any other Series of the Trust[,]((;)) and [(vi)](((g))) with respect to such additional matters relating to the Trust as may be required or authorized by law, by this Declaration of Trust, or the Bylaws of the Trust, if any, or any registration of the Trust with the [Securities and Exchange] Commission [(the "Commission")] or any [S]((s))tate, as the Trustees may consider desirable.

      On any matter submitted to a vote of the Shareholders, all [s]((S))hares shall be voted by individual Series, ((except as provided in the following sentence and)) except [(i)](((a))) when required by the 1940 Act, Shares shall be voted in the aggregate and not by individual Series; and [(ii)](((b))) when the Trustees have determined that the matter affects only the interests of one or more Series, then only the Shareholders of such Series shall be entitled to vote thereon. ((The Trustees may also determine that a matter affects only the interests of one or more Classes of a Series, in which case, any such matter shall be voted on by such Class or Classes.)) A [s]((S))hareholder of each Series ((or Class thereof)) shall be entitled to one vote for each dollar of net asset value (number of Shares owned times net asset value per [S]((s))hare) [share] of such [s]((S))eries, ((or Class thereof)) on any matter on which such Shareholder is entitled to vote, and each fractional dollar amount shall be entitled to a proportionate fractional vote. There shall be no cumulative voting in the election of Trustees. Shares may be voted in person or by proxy. Until Shares are issued, the Trustees may exercise all rights of Shareholders and may take any action required or permitted by law, this Declaration of Trust or any Bylaws of the Trust((, if any,)) to be taken by Shareholders.


MEETINGS


      SECTION 2. The first  Shareholders'  meeting shall be held as specified in
Section 2 of Article IV at the principal office of the Trust or such other place as the Trustees may designate. Special meetings of the Shareholders of any Series may be called by the Trustees and shall be called by the Trustees upon the written request of Shareholders owning at least one-tenth (((1/10))) of the outstanding Shares entitled to vote. Whenever ten or more Shareholders meeting the qualifications set forth in Section 16(c) of the 1940 Act, as ((modified by or interpreted by) ANY APPLICABLE ORDER OR ORDERS OF THE COMMISSION OR ANY RULES OR REGULATIONS ADOPTED OR INTERPRETATIVE RELEASES (of the Commission,)) [the same may be amended from time to time,] seek the opportunity of furnishing materials to the other Shareholders with a view to obtaining signatures on such a request for a meeting, the Trustees shall comply with the provisions of said
Section 16(c) with respect to providing such Shareholders access to the list of the Shareholders of record of the Trust or the mailing of such materials to such Shareholders of record. Shareholders shall be entitled to at least fifteen (((15))) days' notice of any meeting.


QUORUM AND REQUIRED VOTE


      SECTION 3. A majority of Shares entitled to vote in person or by proxy shall be a quorum for the transaction of business at a Shareholders' meeting, except that where any provision of law or of this Declaration of Trust permits or requires that holders of any Series ((or Class)) shall vote as a Series ((or Class))[,] then a majority of the aggregate number of Shares of that Series ((or Class)) entitled to vote shall be necessary to constitute a quorum for the transaction of business by that Series ((or Class)). Any lesser number shall be sufficient for adjournments. Any adjourned session or sessions may be held, within a reasonable time after the date set for the original meeting, without the necessity of further notice. Except when a larger vote is required ((by applicable law or)) by any provision of this Declaration of Trust or the Bylaws, ((if any,)) a majority of the Shares voted in person or by proxy shall decide any questions and a plurality shall elect a Trustee, provided that where any provision of law or of this Declaration of Trust permits or requires that the holders of any Series ((or Class)) shall vote as a Series ((or Class)), then a majority of the Shares of that Series ((or Class)) voted on the matter shall decide that matter insofar as that Series ((or Class)) is concerned. ((Shareholders may act by unanimous written consent. Actions taken by a Series or Class may be consented to unanimously in writing by Shareholders of that Series or Class.))


                                   ARTICLE IX

                                    CUSTODIAN

APPOINTMENT AND DUTIES


      SECTION 1. The Trustees shall at all times employ a bank((,)) [or] ((a company that is a member of a national securities exchange,)) trust company, ((or other entity permitted under the 1940 Act, as modified by or interpreted by any applicable order or orders of the Commission or any rules or regulations adopted or interpretative releases of the Commission thereunder,)) having capital, surplus((,)) and undivided profits of at least two million dollars ($2,000,000), or such other amount [or such other entity] as shall be allowed by the Commission or by the 1940 Act, as custodian with authority as its agent, but subject to such restrictions, limitations and other requirements, if any, as may be contained in the Bylaws of the Trust((, if any)):


      (1) to hold the securities owned by the Trust and deliver the same upon written order or oral order, if confirmed in writing, or by such electro-mechanical or electronic devices as are agreed to by the Trust and the custodian, if such procedures have been authorized in writing by the Trust;

      (2) to receive and receipt for any moneys due to the Trust and deposit the same in its own banking department or elsewhere as the Trustees may direct; and

      (3) to disburse such funds upon orders or vouchers;

      and the Trust may also employ such custodian as its agent:

      (1) to keep the books and accounts of the Trust and furnish clerical and accounting services; and


      (2) to compute, if authorized to do so [by the Trustees], the Net Asset Value of any Series ((or Class thereof)) in accordance with the provisions hereof; all upon such basis of compensation as may be agreed upon between the Trustees and the custodian. [If so directed by a Majority Shareholder Vote, the custodian shall deliver and pay over all property of the Trust held by it as specified in such vote.]

      The Trustees may also authorize the custodian to employ one or more sub-custodians from time to time to perform such of the acts and services of the custodian, and upon such terms and conditions, as may be agreed upon between the custodian and such sub-custodian and approved by the Trustees, provided that in every case such sub-custodian shall be a bank((,)) [or] ((a company that is a member of a national securities exchange,)) trust company [organized under the laws of the United States or one of the states thereof and]((, or other entity permitted under the 1940 Act, as modified by or interpreted by any applicable order or orders of the Commission or any rules or regulations adopted or interpretative releases of the Commission thereunder,)) having capital, surplus((,)) and undivided profits of at least two million dollars ($2,000,000)((,)) or such other [person] ((amount)) as [may] ((shall)) be [permitted] ((allowed)) by the Commission[, or otherwise in accordance with] ((or by)) the 1940 Act [as from time to time amended].

[CENTRAL CERTIFICATE SYSTEM]

((CENTRAL DEPOSITORY SYSTEM))

      SECTION 2. Subject to such rules, regulations and orders as the Commission may adopt, the Trustees may direct the custodian to deposit all or any part of the securities owned by the Trust in a system for the central handling of securities established by a national securities exchange or a national securities association registered with the Commission under the Securities Exchange Act of 1934[,] or such other person as may be permitted by the Commission[,] or otherwise in accordance with the 1940 Act [as from time to time amended], pursuant to which system all securities of any particular class or series of any issuer deposited within the system are treated as fungible and may be transferred or pledged by bookkeeping entry without physical delivery of such securities[,]((;)) provided that all such deposits shall be subject to withdrawal only upon the order of the Trust ((or its custodian, subcustodians, or other authorized agents)).


                                    ARTICLE X


                         [DISTRIBUTIONS AND REDEMPTIONS]

            ((DISTRIBUTIONS, REDEMPTIONS AND DETERMINATION OF NET ASSET VALUE))


DISTRIBUTIONS

      SECTION 1.

            (a) The Trustees may from time to time declare and pay dividends. The amount of such dividends and the payment of them shall be wholly in the discretion of the Trustees.


            (b) The Trustees shall have the power, to the fullest extent permitted by the laws of Massachusetts, at any time to declare and cause to be paid dividends on Shares of a particular Series, from the assets belonging to that Series, which dividends, at the election of the Trustees, may be paid daily or otherwise pursuant to a standing resolution or resolutions adopted only once or with such frequency as the Trustees may determine, and may be payable in Shares of that Series((, or Classes thereof,)) at the election of each Shareholder of that Series.

            ((The Trustees may adopt and offer to Shareholders such dividend reinvestment plans, cash dividend payout plans, or related plans as the Trustees shall deem appropriate.))

            (c) Anything in this instrument to the contrary notwithstanding, the Trustees may at any time declare and distribute ((a stock dividend)) pro rata among the Shareholders of a particular Series((, or Class thereof,)) as of the record date of that Series ((or Class)) fixed as provided in ((Article XII,)) Section 3[hereof a "stock dividend"].

REDEMPTIONS


      SECTION 2. In case any holder of record of Shares of a particular Series ((or Class of a Series)) desires to dispose of his Shares, he may deposit at the office of the transfer agent or other authorized agent of that Series a written request or such other form of request as the Trustees may, from time to time, authorize, requesting that the Series purchase the Shares in accordance with this Section 2; and the Shareholder so requesting shall be entitled to require the Series to purchase, and the Series or the principal underwriter of the Series shall purchase his said Shares, but only at the Net Asset Value thereof (as described in Section 3 hereof). The Series shall make payment for any such Shares to be redeemed, as aforesaid, in cash or property from the assets of that Series, and payment for such Shares ((less any applicable deferred sales charges and/or fees)) shall be made by the Series or the principal underwriter of the Series to the Shareholder of record within seven (7) days after the date upon which the request is effective.


DETERMINATION OF NET ASSET VALUE AND VALUATION OF PORTFOLIO ASSETS


              SECTION 3. The term "Net Asset Value" of any Series ((or Class)) shall mean that amount by which the assets of that Series[,] ((or Class)) exceed its liabilities, all as determined by or under the direction of the Trustees. Such value per Share shall be determined separately for each Series ((or Class)) of Shares and shall be determined on such days and at such times as the Trustees may determine. Such determination shall be made with respect to securities for which market quotations are readily available, at the market value of such securities; and with respect to other securities and assets, at the fair value as determined in good faith by the Trustees, provided, however, that the Trustees, without Shareholder approval, may alter the method of appraising portfolio securities insofar as permitted under the 1940 Act and the rules, regulations, and interpretations thereof promulgated or issued by the Commission or insofar as permitted by any [O]((o))rder of the Commission applicable to the Series. The Trustees may delegate any of its powers and duties under this
Section 3 with respect to appraisal of assets and liabilities. At any time((,)) the Trustees may cause the value [par] per Share last determined to be determined again in ((a)) similar manner and may fix the time when such redetermined value shall become effective.


SUSPENSION OF THE RIGHT OF REDEMPTION


      SECTION 4. The Trustees may declare a suspension of the right of redemption or postpone the date of payment as permitted under the 1940 Act. Such suspension shall take effect at such time as the Trustees shall specify((,)) but not later than the close of business on the business day next following the declaration of suspension, and thereafter there shall be no right of redemption or payment until the Trustees shall declare the suspension at an end. In the case of a suspension of the right of redemption, a Shareholder may either withdraw his request for redemption or receive payment based on the Net Asset Value per Share existing after the termination of the suspension. ((In the event that any Series is divided into Classes, the provisions of this Section, to the extent applicable as determined in the discretion of the Trustees and consistent with applicable law, may be equally applied to each such Class.))


                                   ARTICLE XI

                   LIMITATION OF LIABILITY AND INDEMNIFICATION

LIMITATION OF LIABILITY

      SECTION 1. Provided they have exercised reasonable care and have acted under the reasonable belief that their actions are in the best interest of the Trust, the Trustees shall not be responsible for or liable in any event for neglect or wrongdoing of them or any officer, agent, employee((,)) or investment adviser of the Trust, but nothing contained herein shall protect any Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

[INDEMNIFICATION]

((INDEMNIFICATION OF COVERED PERSONS))


      SECTION 2.

            (a) Subject to the exceptions and  limitations  contained in Section
(b) below:


                  (i) every  person who is, or has been, a Trustee or officer of the Trust (hereinafter referred to as "Covered Person") shall be indemnified by the appropriate Series to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit((,)) or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been a Trustee or officer and against amounts paid or incurred by him in the settlement thereof;


                  (ii) the words  "claim,"  "action,"  "suit,"  or  "proceeding"
            shall apply to all claims, actions, suits or proceedings (civil, criminal or other, including appeals), actual or threatened while in office or thereafter, and the words "liability" and "expenses" shall include, without limitation, attorneys' fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

            (b) No  indemnification  shall be  provided  hereunder  to a Covered
            Person:

                  (i) who shall have been  adjudicated by a court or body before which the proceeding was brought (A) to be liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office; or (B) not to have acted in good faith in the reasonable belief that his action was in the best interest of the Trust; or


                  (ii) in the  event of a  settlement,  unless  there has been a determination that such Trustee or officer did not engage in willful misfeasance, bad faith, gross negligence((,)) or reckless disregard of the duties involved in the conduct of his office,


                  (A) by the court or other body approving the settlement;


                  (B) by at least a majority of those  Trustees  who are neither
            [i]((I))nterested [p]((P))ersons of the Trust nor are parties to the matter based upon a review of readily available facts (as opposed to a full trial-type inquiry); or


                  (C) by written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry);

      provided,   however,  that  any  Shareholder  may,  by  appropriate  legal proceedings, challenge any such determination by the Trustees, or by independent counsel.


            (c) The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not be exclusive of or affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be such Trustee or officer((,)) and shall inure to the benefit of the heirs, executors((,)) and administrators of such a person. Nothing contained herein shall affect any rights to indemnification to which Trust personnel, other than Trustees and officers, and other persons may be entitled by contract or otherwise under law.

            (d) Expenses in connection with the preparation and presentation of a defense to any claim, action, suit, or proceeding of the character described in [p]((P))aragraph (a) of this Section 2 may be paid by the applicable Series from time to time prior to final disposition thereof upon receipt of an undertaking by or on behalf of such Covered Person that such amount will be paid over by him to the applicable Series if it is ultimately determined that he is not entitled to indemnification under this Section 2; provided, however, that either [a](((i))) such Covered Person shall have provided appropriate security for such undertaking[,
      (b)]((;)) (((ii))) the Trust is insured against losses arising out of any such advance payments((;)) or [(c)](((iii))) either a majority of the Trustees who are neither interested persons of the Trust nor parties to the matter, or independent legal counsel in a written opinion, shall have determined, based upon a review of readily available facts (as opposed to a trial-type inquiry or full investigation), that there is reason to believe that such Covered Person will be found entitled to indemnification under this Section 2.


                                      14A

[SHAREHOLDERS]

((INDEMNIFICATION OF SHAREHOLDERS))

      SECTION 3. In case any Shareholder or former Shareholder of any Series of the Trust shall be held to be personally liable solely by reason of his being or having been a Shareholder and not because of his acts or omissions or for some other reason, the Shareholder or former Shareholder (or his heirs, executors, administrators((,)) or other legal representatives or((,)) in the case of a corporation or other entity, its corporate or other general successor) shall be entitled out of the assets belonging to the applicable Series to be held harmless from and indemnified against all loss and expense arising from such liability. The Series shall, upon request by the Shareholder, assume the defense of any claim made against the Shareholder for any act or obligation of the Series and satisfy any judgment thereon.


                                   ARTICLE XII

                                  MISCELLANEOUS


[TRUST NOT A PARTNERSHIP]

((TRUST NOT A PARTNERSHIP, ETC.))

      SECTION 1. It is hereby expressly declared that a trust [and not partnership] is created hereby ((and not a partnership, joint stock association, corporation, bailment, or any form of a legal relationship other than a trust.)) No Trustee hereunder shall have any power to personally bind either the Trust's officers or any Shareholder. All persons extending credit to, contracting with((,)) or having any claim against the Trust or the Trustees shall look only to the assets of the appropriate Series for payment under such credit, contract((,)) or claim; and neither the Shareholders nor the Trustees, nor any of their agents, whether past, present, or future, shall be personally liable therefor. Nothing in this Declaration of Trust shall protect a Trustee against any liability to which the Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence((,)) or reckless disregard of the duties involved in the conduct of the office of Trustee hereunder.


TRUSTEES' GOOD FAITH ACTION, EXPERT ADVICE, NO BOND OR SURETY

      SECTION 2. The exercise by the Trustees of their powers and discretions hereunder in good faith and with reasonable care under the circumstances then prevailing, shall be binding upon everyone interested. Subject to the provisions of Section 1 of this Article XII and to Article XI, the Trustees shall not be liable for errors of judgment or mistakes of fact or law. The Trustees may take advice of counsel or other experts with respect to the meaning and operation of this Declaration of Trust, and subject to the provisions of Section 1 of this
Article XII and to Article XI, shall be under no liability for any act or omission in accordance with such advice or for failing to follow such advice. The Trustees shall not be required to give any bond as such, nor any surety if a bond is obtained.

ESTABLISHMENT OF RECORD DATES


      SECTION 3. The Trustees may close the stock transfer books of the Trust for a period not exceeding sixty (60) days preceding the date of any meeting of Shareholders, or the date for the payment of any dividends, or the date for the allotment of rights, or the date when any change or conversion or exchange of Shares shall go into effect; or in lieu of closing the stock transfer books as aforesaid, the Trustees may fix in advance a date not exceeding sixty (60) days preceding the date of any meeting of Shareholders, or the date for payment of any dividend((s)), or the date for the allotment of rights, or the date when any change or conversion or exchange of Shares shall go into effect, as a record date for the determination of the Shareholders entitled to notice of, and to vote at, any such meeting, or entitled to receive payment of any such dividend, or to any such allotment of rights, or to exercise the rights in respect of any such change, conversion or exchange of Shares, and in such case such Shareholders and only such Shareholders as shall be Shareholders of record on the date so fixed shall be entitled to such notice of, and to vote at, such meeting, or to receive payment of such dividend, or to receive such allotment or rights, or to exercise such rights, as the case may be, notwithstanding any transfer of any Shares on the books of the Trust after any such record date fixed or aforesaid.

[TERMINATION OF TRUST]

((DURATION; TERMINATION OF TRUST, A SERIES OR A CLASS; MERGERS, ETC.))

      SECTION 4.((1.)) ((DURATION.)) [(a) This] ((The)) Trust shall continue without limitation of time((,)) but subject to the provisions of [sub-section
(b) of] this [Section 4] ((Article XII.))

      [(b) Subject to a Majority Shareholder Vote of each Series affected by the matter or, if applicable, to a Majority Shareholder Vote of the Trust, the Trustees may]

      ((SECTION 4.2. TERMINATION OF THE TRUST, A SERIES OR A CLASS. (a) Subject to applicable Federal and state law, the Trust or any Series or Class thereof may be terminated (i) by Majority Shareholder Vote of the Trust, each Series affected, or each Class affected, as the case may be; or (ii) without the vote or consent of Shareholders by a majority of the Trustees either at a meeting or by written consent. The Trustees shall provide written notice to the affected Shareholders of a termination effected under clause (ii) above. Upon the termination of the Trust or the Series or Class,))


            (((i) the Trust or the Series or Class shall carry on no business except for the purpose of winding up its affairs;))

            [(i) sell and convey the assets of the Trust or any affected Series to another trust, partnership, association or corporation organized under the laws of any state which is a diversified open-end management investment company as defined in the 1940 Act, for adequate consideration which may include the assumption of all outstanding obligations, taxes and other liabilities, accrued or contingent, of the Trust or any affected Series, and which may include shares of beneficial interest or stock of such trust, partnership, association or corporation; or]

            (((ii) the Trustees shall proceed to wind up the affairs of the Trust or the Series or Class, and all of the powers of the Trustees under this Declaration of Trust shall continue until the affairs of the Trust shall have been wound up, including the power to fulfill or discharge the contracts of the Trust or the Series or Class thereof; collect its assets; sell, convey, assign, exchange, transfer, or otherwise dispose of all or any part of the remaining Trust property or Trust property allocated or belonging to such Series or Class to one or more persons at public or private sale for consideration that may consist in whole or in part of cash, securities, or other property of any kind; discharge or pay its liabilities; and do all other acts appropriate to liquidate its business; provided that any sale, conveyance, assignment, exchange, transfer, or other disposition of all or substantially all the Trust property or Trust property allocated or belonging to such Series or Class (other than as provided in (iii) below) shall require Shareholder approval in accordance with Section 4.3 below; and))

            [(ii) at any time sell and convert into money all of the assets of the Trust or any affected Series.]

            [Upon making provision for the payment of all such liabilities in either (i) or (ii), by such assumption or otherwise, the Trustees shall distribute the remaining proceeds or assets (as the case may be) ratably among the holders of the Shares of the Trust or any affected Series then outstanding.]

            [(c) Upon completion of the distribution of the remaining proceeds or the remaining assets as provided in sub-section (b), the Trust or any affected Series shall terminate and the Trustees shall be discharged of any and all further liabilities and duties hereunder and the right, title and interest of all parties shall be cancelled and discharged.]

            (((iii) after paying or adequately providing for the payment of all liabilities, and upon receipt of such releases, indemnities, and refunding agreements as they deem necessary for their protection, the Trustees may distribute the remaining Trust property or the remaining property of the terminated Series or Class, in cash or in kind or partly each, among the Shareholders of the Trust or the Series or Class according to their respective rights; and))

      (((b) after termination of the Trust or the Series or Class and distribution to the Shareholders as herein provided, a majority of the Trustees shall execute and lodge among the records of the Trust and file with the Secretary of The Commonwealth of Massachusetts, as appropriate, an instrument in writing setting forth the fact of such termination, and the Trustees shall thereupon be discharged from all further liabilities and duties with respect to the Trust or the terminated Series or Class, and the rights and interests of all Shareholders of the Trust or the terminated Series or Class shall thereupon cease.))

      ((SECTION 4.3. MERGER, CONSOLIDATION, AND SALE OF ASSETS. Subject to applicable Federal and state law and except as otherwise provided in Section 4.4 below, the Trust or any Series thereof may merge or consolidate with any other corporation, association, trust, or other organization or may sell, lease, or exchange all or substantially all of the Trust property or Trust property allocated or belonging to such Series, including its good will, upon such terms and conditions and for such consideration when and as authorized at any meeting of Shareholders called for such purpose by a Majority Shareholder Vote of the Trust or affected Series, as the case may be. Any such merger, consolidation, sale, lease, or exchange shall be deemed for all purposes to have been accomplished under and pursuant to Massachusetts law.))

      ((SECTION 4.4. INCORPORATION; REORGANIZATION. Subject to applicable Federal and state law, the Trustees may without the vote or consent of
Shareholders cause to be organized or assist in organizing a corporation or corporations under the laws of any jurisdiction or any other trust, partnership, limited liability company, association, or other organization to take over all of the Trust property or the Trust property allocated or belonging to such Series or to carry on any business in which the Trust shall directly or indirectly have any interest, and to sell, convey and transfer the Trust property or the Trust property allocated or belonging to such Series to any such corporation, trust, limited liability company, partnership, association, or organization in exchange for the shares or securities thereof or otherwise, and to lend money to, subscribe for the shares or securities of, and enter into any contracts with any such corporation, trust, partnership, limited liability company, association, or organization, or any corporation, partnership, limited liability company, trust, association, or organization in which the Trust or such Series holds or is about to acquire shares or any other interest. Subject to applicable Federal and state law, the Trustees may also cause a merger or consolidation between the Trust or any successor thereto and any such corporation, trust, partnership, limited liability company, association, or other organization. Nothing contained herein shall be construed as requiring approval of Shareholders for the Trustees to organize or assist in organizing one or more corporations, trusts, partnerships, limited liability companies, associations, or other organizations and selling, conveying, or transferring the Trust property or a portion of the Trust property to such organization or entities; provided, however, that the Trustees shall provide written notice to the affected Shareholders of any transaction whereby, pursuant to this Section 4.4, the Trust or any Series thereof sells, conveys, or transfers substantially all of its assets to another entity or merges or consolidates with another entity.))


FILING OF COPIES, REFERENCES, AND HEADINGS


      SECTION 5. The original or a copy of this instrument and of each [d]((D))eclaration of [t]((T))rust supplemental hereto shall be kept at the office of the Trust where it may be inspected by any Shareholder. A copy of this instrument and of each supplemental [d]((D))eclaration of [t]((T))rust shall be filed by the Trustees with the Secretary of [t]((T))he Commonwealth of Massachusetts and the Boston City Clerk, as well as any other governmental office where such filing may from time to time be required. Anyone dealing with the Trust may rely on a certificate by an officer or Trustee of the Trust as to whether or not any such supplemental [d]((D))eclarations of [t]((T))rust have been made and as to any matters in connection with the Trust hereunder, and with the same effect as if it were the original, may rely on a copy certified by an officer or Trustee of the Trust to be a copy of this instrument or of any such supplemental [d]((D))eclaration of [t]((T))rust. In this instrument or in any such supplemental [d]((D))eclaration of [t]((T))rust, references to this instrument and all expressions like "herein," "hereof" and "hereunder," shall be deemed to refer to this instrument as amended or affected by any such supplemental [d]((D))eclaration of [t]((T))rust. Headings are placed herein for convenience of reference only and in case of any conflict, the text of this instrument, rather than the headings, shall control. This instrument may be executed in any number of counterparts each of which shall be deemed an original.


APPLICABLE LAW


      SECTION 6. The Trust set forth in this instrument is made in [t]((T))he Commonwealth of Massachusetts, and it is created under and is to be governed by and construed and administered according to the laws of said Commonwealth. The Trust shall be of the type commonly called a Massachusetts business trust, and without limiting the provisions hereof, the Trust may exercise all powers which are ordinarily exercised by such a trust((, and the absence of a specific reference herein to any such power, privilege, or action shall not imply that the Trust may not exercise such power or privilege or take such actions)).


AMENDMENTS


      SECTION 7. [If authorized by votes of the Trustees and a Majority Shareholder Vote, or by any larger vote which may be required by applicable law or this Declaration of Trust in any particular case,] ((Except as specifically provided herein,)) the Trustees [shall] ((may, without shareholder vote,)) amend or otherwise supplement this [instrument,] ((Declaration of Trust)) by making ((an amendment,)) a [d]((D))eclaration of [t]((T))rust supplemental hereto[, which thereafter shall form apart hereof, except that an amendment which shall affect the Shareholders of one or more Series but not the Shareholders of all outstanding Series shall be authorized by vote of the Shareholders holding a majority of the Shares entitled to vote of each Series affected and no vote of Shareholders of a Series not affected shall be required. Amendments having the purpose of changing the name of the Trust or of supplying any omission, curing any ambiguity or curing, correcting or supplementing any defective or inconsistent provision contained herein shall not require authorization by Shareholder vote. Copies of the supplemental declaration of trust shall be filed as specified in Section 5 of this Article XII.] ((or an amended and restated Declaration of Trust. Shareholders shall have the right to vote (a) on any amendment that would affect their right to vote granted in Section 1 of Article VIII; (b) on any amendment that would alter the maximum number of Trustees permitted under Section 6 of Article IV; (c) on any amendment to this Section 7;
(d) on any amendment as may be required by law or by the Trust's registration statement filed with the Commission; and (e) on any amendment submitted to them by the Trustees. Any amendment required or permitted to be submitted to Shareholders that, as the Trustees determine, shall affect the Shareholders of one or more Series or Classes shall be authorized by vote of the Shareholders of each Series or Class affected and no vote of shareholders of a Series or Class not affected shall be required. Notwithstanding anything else herein, any amendment to Article XI shall not limit the rights to indemnification or insurance provided therein with respect to action or omission of Covered Persons prior to such amendment.))


FISCAL YEAR


      SECTION 8. The fiscal year of the Trust shall end on a specified date as set forth in the Bylaws, ((if any,)) provided, however, that the Trustees may, without Shareholder approval, change the fiscal year of the Trust.


USE OF THE WORD "FIDELITY"


      SECTION 9. Fidelity Management & Research Company ("FMR") has consented to the use by any Series of the Trust of the identifying word "Fidelity" in the name of any Series of the Trust at some future date. Such consent is conditioned upon the employment of FMR ((or a subsidiary or affiliate thereof)) as investment adviser of each Series of the Trust. As between the Trust and itself, FMR controls the use of the name of the Trust insofar as such name contains the identifying word "Fidelity((.))"[.] FMR may from time to time use the identifying word "Fidelity" in other connections and for other purposes, including, without limitation, in the names of other investment companies, corporations, or businesses [which] ((that)) it may manage, advise, sponsor or own or in which it may have a financial interest. FMR may require the Trust or any Series thereof to cease using the identifying word "Fidelity" in the name of the Trust or any Series thereof if the Trust or any Series thereof ceases to employ FMR or a subsidiary or affiliate thereof as investment adviser.

PROVISIONS IN CONFLICT WITH LAW OR REGULATIONS.


      ((SECTION 10. (a) The provisions of this Declaration of Trust are severable, and, if the Trustees shall determine, with the advice of counsel, that any of such provisions is in conflict with the 1940 Act, the regulated investment company provisions of the Internal Revenue Code or with other applicable laws and regulations, the conflicting provision shall be deemed never to have constituted a part of this Declaration of Trust; provided, however, that such determination shall not affect any of the remaining provisions of this Declaration of Trust or render invalid or improper any action taken or omitted prior to such determination.))

      (((b) If any provision of this Declaration Trust shall be held invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall attach only to such provision in such jurisdiction and shall not in any manner affect such provisions in any other jurisdiction or any other provision of this Declaration of Trust in any jurisdiction.))


      IN WITNESS WHEREOF, the undersigned, being all of the [initial] Trustees of the Trust, have executed this instrument this [20th day] ((day of))
                         , 1999 [of June, 1994].



                                           [SIGNATURE LINES OMITTED]

EXHIBIT 2

                                                          May 19, 1994
                                     BYLAWS
                                       of
                     FIDELITY MASSACHUSETTS BUSINESS TRUSTS

      These Bylaws of Fidelity Massachusetts business trusts (individually the "Trust") are subject to the Declaration of Trust of the Trust, as from time to time amended, supplemented or restated (the "Declaration of Trust"). Capitalized terms used herein which are defined in the Declaration of Trust are used as therein defined.

                                    ARTICLE I
                                PRINCIPAL OFFICE

      The principal office of the Trust shall be located in Boston, Massachusetts, or such other location as the Trustees may, from time to time, determine. The Trust may establish and maintain such other offices and places of business as the Trustees may, from time to time, determine.

                                   ARTICLE II
                           OFFICERS AND THEIR ELECTION

OFFICERS

      SECTION 1. The officers of the Trust shall be a President, a Treasurer, a Secretary, and such other officers as the Trustees may from time to time elect. The Trustees may delegate to any officer or committee the power to appoint any subordinate officers or agents. It shall not be necessary for any Trustee or other officer to be a holder of Shares in the Trust.

ELECTION OF OFFICERS

      SECTION 2. The Treasurer and Secretary shall be chosen by the Trustees. The President shall be chosen by and from the Trustees. Two or more offices may be held by a single person except the offices of President and Secretary.
Subject to the provisions of Section 13 of Article III hereof, the President, the Treasurer and the Secretary shall each hold office until their successors are chosen and qualified and all other officers shall hold office at the pleasure of the Trustees.

RESIGNATIONS

      SECTION 3. Any officer of the Trust may resign, notwithstanding Section 2 hereof, by filing a written resignation with the President, the Trustees or the Secretary, which resignation shall take effect on being so filed or at such time as may be therein specified.

                                   ARTICLE III
                   POWERS AND DUTIES OF OFFICERS AND TRUSTEES

MANAGEMENT OF THE TRUST-GENERAL

      SECTION 1. The business and affairs of the Trust shall be managed by, or under the direction of, the Trustees, and they shall have all powers necessary and desirable to carry out their responsibilities, so far as such powers are not inconsistent with the laws of the Commonwealth of Massachusetts, the Declaration of Trust or with these Bylaws.

EXECUTIVE AND OTHER COMMITTEES

      SECTION 2. The Trustees may elect from their own number an executive committee, which shall have any or all the powers of the Trustees while the Trustees are not in session. The Trustees may also elect from their own number other committees from time to time. The number composing such committees and the powers conferred upon the same are to be determined by vote of a majority of the Trustees. All members of such committees shall hold such offices at the pleasure of the Trustees. The Trustees may abolish any such committee at any time. Any committee to which the Trustees delegate any of their powers or duties shall keep records of its meetings and shall report its actions to the Trustees. The Trustees shall have power to rescind any action of any committee, but no such rescission shall have retroactive effect.

COMPENSATION

      SECTION 3. Each Trustee and each committee member may receive such compensation for his services and reimbursement for his expenses as may be fixed from time to time by resolution of the Trustees.

CHAIRMAN OF THE TRUSTEES

      SECTION 4. The Trustees shall appoint from among their number a Chairman who shall serve as such at the pleasure of the Trustees. When present, he shall preside at all meetings of the Shareholders and the Trustees, and he may, subject to the approval of the Trustees, appoint a Trustee to preside at such meetings in his absence. He shall perform such other duties as the Trustees may from time to time designate.

PRESIDENT

      SECTION 5. The President shall be the chief executive officer of the Trust and, subject to the direction of the Trustees, shall have general administration of the business and policies of the Trust. Except as the Trustees may otherwise order, the President shall have the power to grant, issue, execute or sign such powers of attorney, proxies, agreements or other documents as may be deemed advisable or necessary in the furtherance of the interests of the Trust or any Series thereof. He shall also have the power to employ attorneys, accountants and other advisers and agents and counsel for the Trust. The President shall perform such duties additional to all of the foregoing as the Trustees may from time to time designate.

TREASURER

      SECTION 6. The Treasurer shall be the principal financial and accounting officer of the Trust. He shall deliver all funds and securities of the Trust which may come into his hands to such company as the Trustees shall employ as Custodian in accordance with the Declaration of Trust and applicable provisions of law. He shall make annual reports regarding the business and condition of the Trust, which reports shall be preserved in Trust records, and he shall furnish such other reports regarding the business and condition of the Trust as the Trustees may from time to time require. The Treasurer shall perform such additional duties as the Trustees may from time to time designate.

SECRETARY

      SECTION 7. The Secretary shall record in books kept for the purpose all votes and proceedings of the Trustees and the Shareholders at their respective meetings. He shall have the custody of the seal of the Trust. The Secretary shall perform such additional duties as the Trustees may from time to time designate.

VICE PRESIDENT

      SECTION 8. Any Vice President of the Trust shall perform such duties as the Trustees or the President may from time to time designate. At the request or in the absence or disability of the President, the Vice President (or, if there are two or more Vice Presidents, then the senior of the Vice Presidents present and able to act) may perform all the duties of the President and, when so acting, shall have all the powers of and be subject to all the restrictions upon the President.

ASSISTANT TREASURER

      SECTION 9. Any Assistant Treasurer of the Trust shall perform such duties as the Trustees or the Treasurer may from time to time designate, and, in the absence of the Treasurer, the senior Assistant Treasurer, present and able to act, may perform all the duties of the Treasurer.

ASSISTANT SECRETARY

      SECTION 10. Any Assistant Secretary of the Trust shall perform such duties as the Trustees or the Secretary may from time to time designate, and, in the absence of the Secretary, the senior Assistant Secretary, present and able to act, may perform all the duties of the Secretary.

SUBORDINATE OFFICERS

      SECTION 11. The Trustees from time to time may appoint such other officers or agents as they may deem advisable, each of whom shall have such title, hold office for such period, have such authority and perform such duties as the Trustees may determine. The Trustees from time to time may delegate to one or more officers or committees of Trustees the power to appoint any such subordinate officers or agents and to prescribe their respective terms of office, authorities and duties.

SURETY BONDS

      SECTION 12. The Trustees may require any officer or agent of the Trust to execute a bond (including, without limitation, any bond required by the Investment Company Act of 1940, as amended ("the 1940 Act") and the rules and regulations of the Securities and Exchange Commission ("Commission") to the Trust in such sum and with such surety or sureties as the Trustees may determine, conditioned upon the faithful performance of his duties to the Trust including responsibility for negligence and for the accounting of any of the Trust's property, funds or securities that may come into his hands.

REMOVAL

      SECTION 13. Any officer may be removed from office whenever in the judgment of the Trustees the best interest of the Trust will be served thereby, by the vote of a majority of the Trustees given at any regular meeting or any special meeting of the Trustees. In addition, any officer or agent appointed in accordance with the provisions of Section 11 hereof may be removed, either with or without cause, by any officer upon whom such power of removal shall have been conferred by the Trustees.

REMUNERATION

      SECTION 14. The salaries or other compensation, if any, of the officers of the Trust shall be fixed from time to time by resolution of the Trustees.


                                   ARTICLE IV
                             SHAREHOLDERS' MEETINGS

SPECIAL MEETINGS

      SECTION 1. A special meeting of the shareholders shall be called by the Secretary whenever (i) ordered by the Trustees or (ii) requested in writing by the holder or holders of at least 10% of the Outstanding Shares entitled to vote. If the Secretary, when so ordered or requested, refuses or neglects for more than 30 days to call such special meeting, the Trustees or the Shareholders so requesting, may, in the name of the Secretary, call the meeting by giving notice thereof in the manner required when notice is given by the Secretary. If the meeting is a meeting of the Shareholders of one or more Series or classes of Shares, but not a meeting of all Shareholders of the Trust, then only special meetings of the Shareholders of such one or more Series or Classes shall be called and only the shareholders of such one or more Series or Classes shall be entitled to notice of and to vote at such meeting.

NOTICES

      SECTION 2. Except as above provided, notices of any meeting of the Shareholders shall be given by the Secretary by delivering or mailing, postage prepaid, to each Shareholder entitled to vote at said meeting, written or printed notification of such meeting at least fifteen days before the meeting, to such address as may be registered with the Trust by the Shareholder. Notice of any Shareholder meeting need not be given to any Shareholder if a written waiver of notice, executed before or after such meeting, is filed with the record of such meeting, or to any Shareholder who shall attend such meeting in person or by proxy. Notice of adjournment of a Shareholders' meeting to another time or place need not be given, if such time and place are announced at the meeting or reasonable notice is given to persons present at the meeting and the adjourned meeting is held within a reasonable time after the date set for the original meeting.

VOTING-PROXIES

      SECTION 3. Subject to the provisions of the Declaration of Trust, shareholders entitled to vote may vote either in person or by proxy, provided that either (i) an instrument authorizing such proxy to act is executed in writing by the Shareholder and dated not more than eleven months before the meeting, unless the instrument specifically provides for a longer period or (ii) the Trustees adopt by resolution an electronic, telephonic, computerized or other alternative form of execution authorizing the proxy to act which authorization is received not more than eleven months before the meeting. Proxies shall be delivered to the Secretary of the Trust or other person responsible for recording the proceedings before being voted. A proxy with respect to Shares held in the name of two or more persons shall be valid if executed by one of them unless at or prior to exercise of such proxy the Trust receives a specific written notice to the contrary from any one of them. Unless otherwise specifically limited by their terms, proxies shall entitle the holder thereof to vote at any adjournment of a meeting. A proxy purporting to be exercised by or on behalf of a Shareholder shall be deemed valid unless challenged at or prior to its exercise and the burden or proving invalidity shall rest on the challenger. At all meetings of the Shareholders, unless the voting is conducted by inspectors, all questions relating to the qualifications of voters, the validity of proxies, and the acceptance or rejection of votes shall be decided by the Chairman of the meeting. Except as otherwise provided herein or in the Declaration of Trust, as these Bylaws or such Declaration of Trust may be amended or supplemented from time to time, all matters relating to the giving, voting or validity of proxies shall be governed by the General Corporation Law of the Commonwealth of Massachusetts relating to proxies, and judicial interpretations thereunder, as if the Trust were a Massachusetts
corporation  and  the   Shareholders   were   shareholders  of  a  Massachusetts
corporation.

PLACE OF MEETING

      SECTION 4. All special meetings of the Shareholders shall be held at the principal place of business of the Trust or at such other place in the United States as the Trustees may designate.

ACTION WITHOUT A MEETING

      SECTION 5. Any action to be taken by Shareholders may be taken without a meeting if all Shareholders entitled to vote on the matter consent to the action in writing and the written consents are filed with the records of meetings of Shareholders of the Trust. Such consent shall be treated for all purposes as a vote at a meeting of the Shareholders held at the principal place of business of the Trust.

                                    ARTICLE V
                               TRUSTEES' MEETINGS

SPECIAL MEETINGS

      SECTION 1. Special meetings of the Trustees may be called orally or in writing by the Chairman of the Board of Trustees or any two other Trustees.

REGULAR MEETINGS

      SECTION 2. Regular meetings of the Trustees may be held at such places and at such times as the Trustees may from time to time determine; each Trustee present at such determination shall be deemed a party calling the meeting and no call or notice will be required to such Trustee provided that any Trustee who is absent when such determination is made shall be given notice of the determination by the Chairman or any two other Trustees, as provided for in the Declaration of Trust.

QUORUM

      SECTION 3. A majority of the Trustees shall constitute a quorum for the transaction of business and an action of a majority of the quorum shall constitute action of the Trustees.

NOTICE

      SECTION 4. Except as otherwise provided, notice of any special meeting of the Trustees shall be given by the party calling the meeting to each Trustee, as provided for in the Declaration of Trust. A written notice may be mailed, postage prepaid, addressed to him at his address as registered on the books of the Trust or, if not so registered, at his last known address.

PLACE OF MEETING

      SECTION 5. All special meetings of the Trustees shall be held at the principal place of business of the Trust or such other place as the Trustees may designate. Any meeting may adjourn to any place.

SPECIAL ACTION

      SECTION 6. When all the Trustees shall be present at any meeting, however called or wherever held, or shall assent to the holding of the meeting without notice, or shall sign a written assent thereto filed with the record of such meeting, the acts of such meeting shall be valid as if such meeting had been regularly held.

ACTION BY CONSENT

      SECTION 7. Any action by the Trustees may be taken without a meeting if a written consent thereto is signed by all the Trustees and filed with the records of the Trustees' meeting. Such consent shall be treated, for all purposes, as a vote at a meeting of the Trustees held at the principal place of business of the Trustees.

PARTICIPATION IN MEETINGS BY CONFERENCE TELEPHONE

      SECTION 8. Trustees may participate in a meeting of Trustees by conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and such participation shall constitute presence in person at such meeting. Any meeting conducted by telephone shall be deemed to take place at and from the principal office of the Trust.

                                   ARTICLE VI
                          SHARES OF BENEFICIAL INTEREST

BENEFICIAL INTEREST

      SECTION 1. The beneficial interest in the Trust shall at all times be divided into such transferable Shares of one or more separate and distinct Series, or classes thereof, as the Trustees shall from time to time create and establish. The number of Shares is unlimited, and each Share of each Series or class thereof shall be without par value and shall represent an equal proportionate interest with each other Share in the Series, none having priority or preference over another, except to the extent that such priorities or preferences are established with respect to one or more classes of shares consistent with applicable law and any rule or order of the Commission.

TRANSFER OF SHARES

      SECTION 2. The Shares of the Trust shall be transferable, so as to affect the rights of the Trust, only by transfer recorded on the books of the Trust, in person or by attorney.

EQUITABLE INTEREST NOT RECOGNIZED

      SECTION 3. The Trust shall be entitled to treat the holder of record of any Share or Shares of beneficial interest as the holder in fact thereof, and shall not be bound to recognize any equitable or other claim or interest in such Share or Shares on the part of any other person except as may be otherwise expressly provided by law.

SHARE CERTIFICATE

      SECTION 4. No certificates certifying the ownership of Shares shall be issued except as the Trustees may otherwise authorize. The Trustees may issue certificates to a Shareholder of any Series or class thereof for any purpose and the issuance of a certificate to one or more Shareholders shall not require the issuance of certificates generally. In the event that the Trustees authorize the issuance of Share certificates, such certificate shall be in the form proscribed from time to time by the Trustees and shall be signed by the President or a Vice President and by the Treasurer, Assistant Treasurer, Secretary or Assistant Secretary. Such signatures may be facsimiles if the certificate is signed by a transfer or shareholder services agent or by a registrar, other than a Trustee, officer or employee of the Trust. In case any officer who has signed or whose facsimile signature has been placed on such certificate shall have ceased to be such officer before such certificate is issued, it may be issued by the Trust with the same effect as if he or she were such officer at the time of its issue.

      In lieu of issuing certificates for Shares, the Trustees or the transfer or shareholder services agent may either issue receipts therefor or may keep accounts upon the books of the Trust for the record holders of such Shares, who shall in either case be deemed, for all purposes hereunder, to be the holders of certificates for such Shares as if they had accepted such certificates and shall be held to have expressly assented and agreed to the terms hereof.

LOSS OF CERTIFICATE

      SECTION 5. In the case of the alleged loss or destruction or the mutilation of a Share certificate, a duplicate certificate may be issued in place thereof, upon such terms as the Trustees may prescribe.

DISCONTINUANCE OF ISSUANCE OF CERTIFICATES

      SECTION 6. The Trustees may at any time discontinue the issuance of Share certificates and may, by written notice to each Shareholder, require the surrender of Share certificates to the Trust for cancellation. Such surrender and cancellation shall not affect the ownership or transferability of Shares in the Trust.

                                   ARTICLE VII
                        OWNERSHIP OF ASSETS OF THE TRUST

      The Trustees, acting for and on behalf of the Trust, shall be deemed to hold legal and beneficial ownership of any income earned on securities held by the Trust issued by any business entity formed, organized or existing under the laws of any jurisdiction other than a state, commonwealth, possession or colony of the United States or the laws of the United States.

                                  ARTICLE VIII
                               INSPECTION OF BOOKS

      The Trustees shall from time to time determine whether and to what extent, and at what times and places, and under what conditions and regulations the accounts and books of the Trust or any of them shall be open to the inspection of the Shareholders; and no Shareholder shall have any right to inspect any account or book or document of the Trust except as conferred by law or otherwise by the Trustees or by resolution of the Shareholders.

                                   ARTICLE IX
                 INSURANCE OF OFFICERS, TRUSTEES, AND EMPLOYEES

      The Trust may purchase and maintain insurance on behalf of any Covered Person or employee of the Trust, including any Covered Person or employee of the Trust who is or was serving at the request of the Trust as a Trustee, officer or employee of a corporation, partnership, joint venture, trust or other enterprise against any liability asserted against him and incurred by him in any such capacity or arising out of his status as such, whether or not the Trustees would have the power to indemnify him against such liability.

      The Trust may not acquire or obtain a contract for insurance that protects or purports to protect any Trustee or officer of the Trust against any liability to the Trust or its Shareholders to which he would otherwise be subject by reason or willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

                                    ARTICLE X
                                      SEAL

      The seal of the Trust shall be circular in form and bear the name of the trust and the year of its organization. The form of the seal shall be subject to alteration by the Trustees and the seal may be used by causing it or a facsimile to be impressed or affixed or printed or otherwise reproduced.

      Any officer or Trustee of the Trust shall have authority to affix the seal of the Trust to any document, instrument or other paper executed and delivered by or on behalf of the Trust; however, unless otherwise required by the Trustees, the seal shall not be necessary to be placed on and its absence shall not impair the validity of any document, instrument, or other paper executed by or on behalf of the Trust.

                                   ARTICLE XI
                                   FISCAL YEAR

      The fiscal year of each Series of the Trust shall end on such date as the Trustees shall from time to time determine.

                                   ARTICLE XII
                                   AMENDMENTS

      These Bylaws may be amended at any meeting of the Trustees of the Trust by a majority vote.

                                  ARTICLE XIII
                             REPORTS TO SHAREHOLDERS

      The Trustees shall at least semi-annually submit to the Shareholders a written financial report of the Trust including financial statements which shall be certified at least annually by independent public accountants.

                                       XIV
                                    HEADINGS

      Headings are placed in these Bylaws for convenience of reference only and in case of any conflict, the text of these Bylaws rather than the headings shall control.

                                                                     EXHIBIT 3

                    COMPARISON OF STAND ALONE FUND STRUCTURE
                                       TO
                          MASTER FEEDER FUND STRUCTURE


                           STAND ALONE FUND STRUCTURE


           Retail                Institutional              Retirement
          Investors               Investors                 Investors


         Individual              Individual                 Individual
         Fund A-1                Fund A-2                   Fund A-3
         (Managed                (Managed                   (Managed by
          by FMR)                 by FMR)                      FMR)



                          MASTER FEEDER FUND STRUCTURE

                                     Retail
                                    Investors


                                     Feeder
                                      Fund
                                       A-1

                                   Master Fund
                                   (Managed by
                                      FMR)

                       Feeder                       Feeder
                      Fund A-3                     Fund A-2


           Retirement                             Institutional
           Investors                               Investors

EDGAR DESCRIPTION NO. 1 - FOR STAND ALONE FUND STRUCTURE
The "Stand Alone Fund Structure" diagram contains three circles labeled "Individual Fund A-1 (Managed by FMR)," "Individual Fund A-2 (Managed by FMR)," and "Individual Fund A-3 (Managed by FMR)," respectively. Above each circle attached by a line is a single rectangular box. The three rectangular boxes are labeled "Retail Investors," "Institutional Investors," and "Retirement Investors," respectively.

EDGAR DESCRIPTION NO. 2 - FOR MASTER FEEDER FUND STRUCTURE
The "Master Feeder Fund Structure" diagram contains a single circle labeled "Master Fund (Managed by FMR)." Surrounding the circle attached by lines are three square boxes labeled "Feeder Fund A-1," "Feeder Fund A-2," and "Feeder Fund A-3," respectively. Attached to each square box by a line is a single rectangular box. The three rectangular boxes are labeled "Retail Investors," "Institutional Investors," and Retirement Investors," respectively.

                                                                       EXHIBIT 4
                      ((UNDERLINED)) LANGUAGE WILL BE ADDED
                      [BRACKETED] LANGUAGE WILL BE DELETED



                                     FORM OF

                               MANAGEMENT CONTRACT
                                     between
                          FIDELITY DESTINY PORTFOLIOS:
                                    DESTINY I
                                       and
                    FIDELITY MANAGEMENT & RESEARCH COMPANY

     [MODIFICATION] ((AMENDMENT)) made ((as of)) this [1st] __ day of _____ [November 1993] 1999, by and between Fidelity Destiny Portfolios, a Massachusetts business trust which may issue one or more series of shares of beneficial interest (hereinafter called the "Fund"), on behalf of Destiny I (hereinafter called the "Portfolio"), and Fidelity Management & Research Company, a Massachusetts corporation (hereinafter called the "Adviser") ((as set forth in its entirety below)).

     Required authorization and approval by shareholders and Trustees having been obtained, the Fund, on behalf of the Portfolio, and the Adviser hereby consent, pursuant to Paragraph 6 of the existing Management Contract dated [modified January 1, 1989] ((November 1, 1993)), to a modification of said Contract in the manner set forth below. The [Modified] ((Amended)) Management Contract shall[,] when executed by duly authorized officers of the Fund and the Adviser, take effect on [the later of November 1, 1993 or the first day of the month following approval]((__, 1999)).

     1. (a) Investment Advisory Services. The Adviser undertakes to act as investment adviser of the Portfolio and shall, subject to the supervision of the Fund's Board of Trustees, direct the investments of the Portfolio in accordance with the investment objective, policies and limitations as provided in the Portfolio's Prospectus or other governing instruments, as amended from time to time, the Investment Company Act of 1940 and rules thereunder, as amended from time to time (the "1940 Act"), and such other limitations as the Portfolio may impose by notice in writing to the Adviser. The Adviser shall also furnish for the use of the Portfolio office space and all necessary office facilities, equipment and personnel for servicing the investments of the Portfolio[,]((;)) and shall pay the salaries and fees of all officers of the Fund, of all Trustees of the Fund who are "interested persons" of the Fund or of the Adviser and of all personnel of the Fund or the Adviser performing services relating to research, statistical and investment activities. The Adviser is authorized, in its discretion and without prior consultation with the Portfolio, to buy, sell, lend and otherwise trade in any stocks, bonds and other securities and investment instruments on behalf of the Portfolio. The investment policies and all other actions of the Portfolio are and shall at all times be subject to the control and direction of the Fund's Board of Trustees.

         (b) Management Services. The Adviser shall perform (or arrange for the performance by its affiliates of) the management and administrative services necessary for the operation of the Fund. The Adviser shall, subject to the supervision of the Board of Trustees, perform various services for the Portfolio, including but not limited to[;]((:)) (i) providing the Portfolio with office space, equipment and facilities (which may be its own) for maintaining its organization; (ii) on behalf of the Portfolio, supervising relations with, and monitoring the performance of((,)) custodians, depositories, transfer and pricing agents, accountants, attorneys, underwriters, brokers and dealers, insurers and other persons in any capacity deemed to be necessary or desirable;
(iii) preparing all general shareholder communications, including shareholder reports; (iv) conducting shareholder relations; (v) maintaining the Fund's existence and its records; (vi) during such times as shares are publicly offered, maintaining the registration and qualification of the Portfolio's shares under federal and state law; and (vii) investigating the development of and developing and implementing, if appropriate, management and shareholder services designed to enhance the value or convenience of the Portfolio as an investment vehicle.

     The Adviser shall also furnish such reports, evaluations, information or analyses to the Fund as the Fund's Board of Trustees may request from time to time or as the Adviser may deem to be desirable. The Adviser shall make recommendations to the Fund's Board of Trustees with respect to Fund policies, and shall carry out such policies as are adopted by the Trustees. The Adviser shall, subject to review by the Board of Trustees, furnish such other services as the Adviser shall from time to time determine to be necessary or useful to perform its obligations under this Contract.

         (c) The Adviser [, at its own expense,] shall place all orders for the purchase and sale of portfolio securities for the Portfolio's account with brokers or dealers selected by the Adviser, which may include brokers or dealers affiliated with the Adviser. The Adviser shall use its best efforts to seek to execute portfolio transactions at prices which are advantageous to the Portfolio and at commission rates which are reasonable in relation to the benefits received. In selecting brokers or dealers qualified to execute a particular transaction, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) to the Portfolio and/or the other accounts over which the Adviser or its affiliates exercise investment discretion. The Adviser is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Portfolio which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the Adviser and its affiliates have with respect to accounts over which they exercise investment discretion. The Trustees of the Fund shall periodically review the commissions paid by the Portfolio to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits to the Portfolio.

     The Adviser shall, in acting hereunder, be an independent contractor. The Adviser shall not be an agent of the Portfolio.

     2. It is understood that the Trustees, officers and shareholders of the Fund are or may be or become interested in the Adviser as directors, officers or otherwise and that directors, officers and stockholders of the Adviser are or may be or become similarly interested in the Fund, and that the Adviser may be or become interested in the Fund as a shareholder or otherwise.

     3. The Adviser will be compensated on the following basis for the services and facilities to be furnished hereunder. The Adviser shall receive a monthly management fee, payable monthly as soon as practicable after the last day of each month, composed of a Basic Fee and((, while in effect,)) a Performance Adjustment to the Basic Fee based upon the investment performance ((of Class O)) of the Portfolio in relation to the Standard & Poor's Daily Stock Price Index of 500 Common Stocks (the "Index"). ((The Performance Adjustment will be in effect only through the last calendar day of the 18 month period beginning on the date that this amended Contract takes effect. After that date, the management fee will be composed of a Basic Fee only.)) The Basic Fee and((, while in effect,)) and the Performance Adjustment will be [compared] ((computed)) as follows:

     (a) Basic Fee Rate: The [A]((a))nnual Basic Fee Rate shall be the sum of the Group Fee Rate and the Individual Fund Fee Rate calculated to the nearest millionth decimal place as follows:

         (i) Group Fee Rate. The [g]((G))roup [f]((F))ee [r]((R))ate shall be based upon the monthly average of the net assets of the registered investment companies having Advisory and Service or Management Contracts with the Adviser (computed in the manner set forth in the [charter of each investment company] ((Fund's Declaration of Trust or other organizational document))) determined as of the close of business on each business day throughout the month. The [g]((G))roup [f]((F))ee [r]((R))ate shall be determined on a cumulative basis pursuant to the following schedule:


Average Net Assets            Annualized Fee Rate ([F]for each level)
------------------            ---------------------------------------
0            -   $ 3 billion               .52((00))%
3            -   6                         .49((00))
6            -   9                         .46((00))

9            -   12                        .43((00))
12           -   15                        .40((00))
15           -   18                        .385((0))
18           -   21                        .37((00))
21           -   24                        .36((00))
24           -   30                        .35((00))
30           -   36                        .345((0))
36           -   42                        .34((00))
42           -   48                        .335((0))
48           -   66                        .325((0))
66           -   84                        .32((00))
84           -   102                       .315((0))
102          -   138                       .310((0))
138          -   174                       .305((0))
[Over            174]                      .300((0))
((174))      ((-))((210))
((210))      ((-))((246))                  ((.2950))
((246))      ((-))((282))                  ((.2900))
((282))      ((-))((318))                  ((.2850))
((318))      ((-))((354))                  ((.2800))
((354))      ((-))((390))                  ((.2750))
((390))      ((-))((426))                  ((.2700))
((426))      ((-))((462))                  ((.2650))
((462))      ((-))((498))                  ((.2600))
((498))      ((-))((534))                  ((.2550))
((Over))     ((-))((534))                  ((.2500))

         (ii) Individual Fund Fee Rate. The Individual Fund Fee Rate shall be .17%.

     (b) Basic Fee. One-twelfth of the Basic Fee Rate shall be applied to the average of the net assets of the Portfolio (computed in the manner set forth in the Fund's Declaration of Trust ((or other organizational document))) determined as of the close of business on each business day throughout the month. The resulting dollar amount comprises the Basic Fee. [The Basic Fee will be subject to upward and downward adjustment on the basis of the Portfolio's investment performance as follows:]

     (c) Performance Adjustment ((Rate)): ((This sub-paragraph (c) will be in effect only through the last calendar day of the 18 calendar month period beginning on the date that this amended Contract takes effect and will have no force and effect thereafter. The Performance Adjustment Rate for the Portfolio will be determined by reference only to the Portfolio's Class O investment performance. The Basic Fee will be subject to downward adjustment on the basis of the Portfolio's Class O investment performance as follows:)) An adjustment to the monthly basic fee will be made by applying a performance adjustment rate to the average net assets of the Portfolio over the performance period. The resulting dollar figure will be [added to or] subtracted from the basic fee [depending on whether] ((if Class O of)) the Portfolio experienced [better or] worse performance than the performance Index. [The amount of the basic fee payable to the Adviser by the Portfolio will be increased by an amount determined by (i) computing an annual rate of 0.02% for each percentage point, rounded to the nearer point, that the Portfolio's investment performance for the performance period ending on the last day of such month exceeds the record of the Index, for such performance period, and (ii) multiplying 1/12 of this rate by the average net assets for the performance period, with the maximum such increase in fee being at the annual rate of 0.24% of the average net assets up to and including $100,000,000 and at the annual rate of 0.2% of the average net assets in excess of $100,000,000.]

     The amount of the basic fee payable to the Adviser by the Portfolio will be reduced by an amount determined by (i) computing an annual rate of 0.02% for each percentage point, rounded to the nearer point, that the record of the Index for said performance period exceeds the investment performance of ((Class O of)) the Portfolio, and (ii) multiplying 1/12 of this rate by the average net assets for the performance period, with the maximum such reduction in fee being at the annual rate of .24% of the average net assets up to and including $100,000,000 and at the annual rate of 0.2% of the average net assets in excess of $100,000,000.

     The performance period will [be a 12-month rolling period through July 31, 1985, consisting of the current month and the preceding 11 months. Commencing with the month of August, 1985, the 12-month period will be extended by adding each new month to the period until the period covers 36 months. Thereafter, as each new month is added, the oldest month will be dropped producing a 36-month rolling performance period.] ((commence with the first day of the first full month following the Portfolio's commencement of operations. During the first eleven months of the performance period for the Portfolio, there will be no performance adjustment. Starting with the twelfth month of the performance period, the performance adjustment will take effect. Following the twelfth month a new month will be added to the performance period until the performance period equals 36 months. Thereafter the performance period will consist of the current month plus the previous 35 months.))

     The Portfolio's investment performance will be measured by comparing (i) the opening net asset value of one share ((of Class O ))of the Portfolio on the first business day of the performance period with (ii) the closing net asset value of one share ((of Class O)) of the Portfolio as of the last business day of such period. In computing the investment performance ((of Class O)) of the Portfolio and the investment record of the Index, distributions of realized capital gains, the value of capital gains taxes per share paid or payable on undistributed realized long-term capital gains accumulated to the end of such period and dividends paid out of investment income on the part ((of Class O)) of the Portfolio, and all cash distributions of the [companies whose stocks comprise] ((securities included in)) the Index, will be treated as reinvested in accordance with Rule 205-1 or any other applicable rules under the Investment Advisers Act of 1940, as the same from time to time may be amended. The basic fee and the [upward or] downward adjustment of the fee for investment performance will be accrued throughout the month for the purpose of determining the net asset value of the shares of the fund.

     The adjustment of the Basic Fee will not be cumulative. A[n increased fee will result even though the performance of the Portfolio over some period of time shorter than the performance period has been behind that of the Index, and, conversely, a] reduction in fee will be made for that month even though the performance of the Portfolio over some period of time shorter than the performance period has been ahead of that of the Index.

     (d) ((Performance Adjustment.)) One-twelfth of the annual [p]((P))erformance [a]((A))djustment [r]((R))ate [shall] ((will)) be applied to the average of the net assets of the Portfolio (computed in the manner set forth in the Fund's Declaration of Trust ((or other organizational document))) determined as of the close of business on each business day throughout the month and the performance period. The resulting dollar amount is [added to or] deducted from the basic fee. ((No Performance Adjustment will be made after [December 31, 2000/ the last calendar day of the 18 calendar month period beginning on the date that this amended Contract takes effect].))

     (e) In case of termination of this Contract during any month, the fee for that month [will] ((shall)) be reduced proportionately on the basis of the number of business days during which it is in effect for that month. The Basic Fee Rate will be computed [upon the average net assets for the performance period] ((on the basis of and applied to net assets averaged over that month)) ending on the last business day on which this Contract is in effect. ((While the Performance Adjustment is in effect,)) [T]((t))he amount of [this] ((the)) [p]((P))erformance [a]((A))djustment to the Basic Fee will be computed on the basis of and applied to net assets averaged over the 36-month period ending on the last business day on which this Contract is in effect.

     4. It is understood that the Portfolio will pay all its expenses [other than those expressly stated to be payable by the Adviser hereunder], which expenses payable by the Portfolio shall include, without limitation, (i) interest and taxes; (ii) brokerage commissions and other costs in connection with the purchase or sale of securities and other investment instruments; (iii) fees and expenses of the Fund's Trustees other than those who are "interested persons" of the Fund or the Adviser; (iv) legal and audit expenses; (v) custodian, registrar and transfer agent fees and expenses; (vi) fees and expenses [relating] ((related)) to the registration and qualification of the Fund and the Portfolio's shares for distribution under state and federal securities laws; (vii) expenses of printing and mailing reports and notices and proxy material to shareholders of the Portfolio; (viii) all other expenses incidental to holding meetings of the Portfolio's shareholders, including proxy solicitation((s)) therefor; (ix) a pro rata share, based on relative net assets of the Portfolio and other registered investment companies having Advisory and

Service or Management Contracts with the Adviser, of 50% of insurance premiums for fidelity and other coverage; (x) its proportionate share of association membership dues; (xi) expenses of typesetting for printing Prospectuses and Statements of Additional Information and supplements thereto; (xii) expenses of printing and mailing Prospectuses and Statements of Additional Information and supplements thereto sent to existing shareholders; and (xiii) such non-recurring or extraordinary expenses as may arise, including those relating to actions, suits or proceedings to which the Portfolio is a party and the legal obligation which the Portfolio may have to indemnify the Fund's Trustees and officers with respect thereto.

     5. The services of the Adviser to the Portfolio are not to be deemed exclusive, the Adviser being free to render services to others and engage in other activities, provided, however, that such other services and activities do not, during the term of this Contract, interfere, in a material manner, with the Adviser's ability to meet all of its obligations with respect to rendering services to the Portfolio hereunder. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Adviser, the Adviser shall not be subject to liability to the Portfolio or to any shareholder of the Portfolio for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security ((or other investment instrument.))

     6. (a) Subject to prior termination as provided in sub-paragraph (d) of this paragraph 6, this Contract shall continue in force until July 31, [1994]((2000)) and indefinitely thereafter, but only so long as the continuance after such date shall be specifically approved at least annually by vote of the Trustees of the Fund or by vote of a majority of the outstanding voting securities of the Portfolio.

     (b) This Contract may be modified by mutual consent[, such consent on the part of the Fund to be authorized by vote of a majority of the outstanding voting securities of the Portfolio] ((subject to the provisions of Section 15 of the 1940 Act, as modified by or interpreted by any applicable order or orders of the Securities and Exchange Commission (the "Commission") or any rules or regulations adopted by, or interpretative releases of, the Commission)).

     (c) In addition to the requirements of sub-paragraphs (a) and (b) of this paragraph 6, the terms of any continuance or modification of this Contract must have been approved by the vote of a majority of those Trustees of the Fund who are not parties to the Contract or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval.

     (d) Either party hereto may, at any time on sixty (60) days' prior written notice to the other, terminate this Contract, without payment of any penalty, by action of its Trustees or Board of Directors, as the case may be, or with respect to the Portfolio by vote of a majority of the outstanding voting securities of the Portfolio. [The] ((This)) Contract shall terminate automatically in the event of its assignment.

     7. The Adviser is hereby expressly put on notice of the limitation of shareholder liability as set forth in the Fund's Declaration of Trust ((or other organizational document)) and agrees that the obligations assumed by the Fund pursuant to this Contract shall be limited in all cases to the Portfolio and its assets, and the Adviser shall not seek satisfaction of any such obligation from the shareholders or any shareholder of the Portfolio or any other Portfolios of the Fund. In addition, the Adviser shall not seek satisfaction of any such obligations from the Trustees or any individual Trustee. The Adviser understands that the rights and obligations of any Portfolio under the Declaration of Trust or other organizational document are separate and distinct from those of any and all other Portfolios.

     8. This Agreement shall be governed by, and construed in accordance with, the laws of the Commonwealth of Massachusetts((, without giving effect to the choice of laws provisions thereof)).

     The terms "vote of a majority of the outstanding voting securities," "assignment," and "interested persons," when used herein, shall have the respective meanings specified in the 1940 Act, as now in effect or as hereafter amended, and subject to such orders as may be granted by the [Securities and Exchange] Commission.

     IN WITNESS WHEREOF the parties have caused this instrument to be signed in their behalf by their respective officers thereunto duly authorized, and their respective seals to be hereunto affixed, all as of the date written above.


                                   [SIGNATURE LINES OMITTED]

                                                                       EXHIBIT 5
                      ((UNDERLINED)) LANGUAGE WILL BE ADDED
                      [BRACKETED] LANGUAGE WILL BE DELETED



                                     FORM OF

                               MANAGEMENT CONTRACT
                                     between
                          FIDELITY DESTINY PORTFOLIOS:
                                    DESTINY II
                                       and
                    FIDELITY MANAGEMENT & RESEARCH COMPANY

     [MODIFICATION] ((AMENDMENT)) made ((as of)) this [1st] __ day of _____ [November 1993] 1999, by and between Fidelity Destiny Portfolios, a Massachusetts business trust which may issue one or more series of shares of beneficial interest (hereinafter called the "Fund"), on behalf of Destiny II (hereinafter called the "Portfolio"), and Fidelity Management & Research Company, a Massachusetts corporation (hereinafter called the "Adviser") ((as set forth in its entirety below)).

     Required authorization and approval by shareholders and Trustees having been obtained, the Fund, on behalf of the Portfolio, and the Adviser hereby consent, pursuant to Paragraph 6 of the existing Management Contract dated [modified January 1, 1989] ((November 1, 1993)), to a modification of said Contract in the manner set forth below. The [Modified] ((Amended)) Management Contract shall[,] when executed by duly authorized officers of the Fund and the Adviser, take effect on [the later of November 1, 1993 or the first day of the month following approval] ((__, 1999)).

     1. (a) Investment Advisory Services. The Adviser undertakes to act as investment adviser of the Portfolio and shall, subject to the supervision of the Fund's Board of Trustees, direct the investments of the Portfolio in accordance with the investment objective, policies and limitations as provided in the Portfolio's Prospectus or other governing instruments, as amended from time to time, the Investment Company Act of 1940 and rules thereunder, as amended from time to time (the "1940 Act"), and such other limitations as the Portfolio may impose by notice in writing to the Adviser. The Adviser shall also furnish for the use of the Portfolio office space and all necessary office facilities, equipment and personnel for servicing the investments of the Portfolio[,]((;)) and shall pay the salaries and fees of all officers of the Fund, of all Trustees of the Fund who are "interested persons" of the Fund or of the Adviser and of all personnel of the Fund or the Adviser performing services relating to research, statistical and investment activities. The Adviser is authorized, in its discretion and without prior consultation with the Portfolio, to buy, sell, lend and otherwise trade in any stocks, bonds and other securities and investment instruments on behalf of the Portfolio. The investment policies and all other actions of the Portfolio are and shall at all times be subject to the control and direction of the Fund's Board of Trustees.

         (b) Management Services. The Adviser shall perform (or arrange for the performance by its affiliates of) the management and administrative services necessary for the operation of the Fund. The Adviser shall, subject to the supervision of the Board of Trustees, perform various services for the Portfolio, including but not limited to[;]((:)) (i) providing the Portfolio with office space, equipment and facilities (which may be its own) for maintaining its organization; (ii) on behalf of the Portfolio, supervising relations with, and monitoring the performance of((,)) custodians, depositories, transfer and pricing agents, accountants, attorneys, underwriters, brokers and dealers, insurers and other persons in any capacity deemed to be necessary or desirable;
(iii) preparing all general shareholder communications, including shareholder reports; (iv) conducting shareholder relations; (v) maintaining the Fund's existence and its records; (vi) during such times as shares are publicly offered, maintaining the registration and qualification of the Portfolio's shares under federal and state law; and (vii) investigating the development of and developing and implementing, if appropriate, management and shareholder services designed to enhance the value or convenience of the Portfolio as an investment vehicle.

     The Adviser shall also furnish such reports, evaluations, information or analyses to the Fund as the Fund's Board of Trustees may request from time to time or as the Adviser may deem to be desirable. The Adviser shall make recommendations to the Fund's Board of Trustees with respect to Fund policies, and shall carry out such policies as are adopted by the Trustees. The Adviser shall, subject to review by the Board of Trustees, furnish such other services as the Adviser shall from time to time determine to be necessary or useful to perform its obligations under this Contract.

         (c) The Adviser [, at its own expense,] shall place all orders for the purchase and sale of portfolio securities for the Portfolio's account with brokers or dealers selected by the Adviser, which may include brokers or dealers affiliated with the Adviser. The Adviser shall use its best efforts to seek to execute portfolio transactions at prices which are advantageous to the Portfolio and at commission rates which are reasonable in relation to the benefits received. In selecting brokers or dealers qualified to execute a particular transaction, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) to the Portfolio and/or the other accounts over which the Adviser or its affiliates exercise investment discretion. The Adviser is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Portfolio which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the Adviser and its affiliates have with respect to accounts over which they exercise investment discretion. The Trustees of the Fund shall periodically review the commissions paid by the Portfolio to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits to the Portfolio.

     The Adviser shall, in acting hereunder, be an independent contractor. The Adviser shall not be an agent of the Portfolio.

     2. It is understood that the Trustees, officers and shareholders of the Fund are or may be or become interested in the Adviser as directors, officers or otherwise and that directors, officers and stockholders of the Adviser are or may be or become similarly interested in the Fund, and that the Adviser may be or become interested in the Fund as a shareholder or otherwise.

     3. The Adviser will be compensated on the following basis for the services and facilities to be furnished hereunder. The Adviser shall receive a monthly management fee, payable monthly as soon as practicable after the last day of each month, composed of a Basic Fee and((, while in effect,)) a Performance Adjustment to the Basic Fee based upon the investment performance ((of Class O)) of the Portfolio in relation to the Standard & Poor's Daily Stock Price Index of 500 Common Stocks (the "Index"). ((The Performance Adjustment will be in effect only through the last calendar day of the 18 month period beginning on the date that this amended Contract takes effect. After that date, the management fee will be composed of a Basic Fee only.)) The Basic Fee and((, while in effect,)) and the Performance Adjustment will be [compared] ((computed)) as follows:

     (a) Basic Fee Rate: The [A]((a))nnual Basic Fee Rate shall be the sum of the Group Fee Rate and the Individual Fund Fee Rate calculated to the nearest millionth decimal place as follows:

         (i) Group Fee Rate. The [g]((G))roup [f]((F))ee [r]((R))ate shall be based upon the monthly average of the net assets of the registered investment companies having Advisory and Service or Management Contracts with the Adviser (computed in the manner set forth in the [charter of each investment company] ((Fund's Declaration of Trust or other organizational document))) determined as of the close of business on each business day throughout the month. The [g]((G))roup [f]((F))ee [r]((R))ate shall be determined on a cumulative basis pursuant to the following schedule:


Average Net Assets            Annualized Fee Rate ([F]for each level)
------------------            ---------------------------------------
0            -   $ 3 billion               .52((00))%
3            -   6                         .49((00))
6            -   9                         .46((00))

9            -   12                        .43((00))
12           -   15                        .40((00))
15           -   18                        .385((0))
18           -   21                        .37((00))
21           -   24                        .36((00))
24           -   30                        .35((00))
30           -   36                        .345((0))
36           -   42                        .34((00))
42           -   48                        .335((0))
48           -   66                        .325((0))
66           -   84                        .32((00))
84           -   102                       .315((0))
102          -   138                       .310((0))
138          -   174                       .305((0))
[Over            174]                      .300((0))
((174))      ((-))((210))
((210))      ((-))((246))                  ((.2950))
((246))      ((-))((282))                  ((.2900))
((282))      ((-))((318))                  ((.2850))
((318))      ((-))((354))                  ((.2800))
((354))      ((-))((390))                  ((.2750))
((390))      ((-))((426))                  ((.2700))
((426))      ((-))((462))                  ((.2650))
((462))      ((-))((498))                  ((.2600))
((498))      ((-))((534))                  ((.2550))
((Over))     ((-))((534))                  ((.2500))

         (ii) Individual Fund Fee Rate. The Individual Fund Fee Rate shall be .30%.

     (b) Basic Fee. One-twelfth of the Basic Fee Rate shall be applied to the average of the net assets of the Portfolio (computed in the manner set forth in the Fund's Declaration of Trust ((or other organizational document))) determined as of the close of business on each business day throughout the month. The resulting dollar amount comprises the Basic Fee. [The Basic Fee will be subject to upward and downward adjustment on the basis of the Portfolio's investment performance as follows:]

     (c) Performance Adjustment ((Rate)): ((This sub-paragraph (c) will be in effect only through the last calendar day of the 18 calendar month period beginning on the date that this amended Contract takes effect and will have no force and effect thereafter. The Performance Adjustment Rate for the Portfolio will be determined by reference only to the Portfolio's Class O investment performance. The Basic Fee will be subject to downward adjustment on the basis of the Portfolio's Class O investment performance as follows:)) An adjustment to the monthly basic fee will be made by applying a performance adjustment rate to the average net assets of the Portfolio over the performance period. The resulting dollar figure will be [added to or] subtracted from the basic fee [depending on whether] ((if Class O of)) the Portfolio experienced [better or] worse performance than the performance Index. [The amount of the basic fee payable to the Adviser by the Portfolio will be increased by an amount determined by (i) computing an annual rate of 0.02% for each percentage point, rounded to the nearer point, that the Portfolio's investment performance for the performance period ending on the last day of such month exceeds the record of the Index, for such performance period, and (ii) multiplying 1/12 of this rate by the average net assets for the performance period, with the maximum such increase in fee being at the annual rate of 0.24% of the average net assets up to and including $100,000,000 and at the annual rate of 0.2% of the average net assets in excess of $100,000,000.]

     The amount of the basic fee payable to the Adviser by the Portfolio will be reduced by an amount determined by (i) computing an annual rate of 0.02% for each percentage point, rounded to the nearer point, that the record of the Index for said performance period exceeds the investment performance of ((Class O of)) the Portfolio, and (ii) multiplying 1/12 of this rate by the average net assets for the performance period, with the maximum such reduction in fee being at the annual rate of .24% of the average net assets up to and including $100,000,000 and at the annual rate of 0.2% of the average net assets in excess of $100,000,000.

     The performance period will [be a 12-month rolling period through July 31, 1985, consisting of the current month and the preceding 11 months. Commencing with the month of August, 1985, the 12-month period will be extended by adding each new month to the period until the period covers 36 months. Thereafter, as each new month is added, the oldest month will be dropped producing a 36-month rolling performance period.] ((commence with the first day of the first full month following the Portfolio's commencement of operations. During the first eleven months of the performance period for the Portfolio, there will be no performance adjustment. Starting with the twelfth month of the performance period, the performance adjustment will take effect. Following the twelfth month a new month will be added to the performance period until the performance period equals 36 months. Thereafter the performance period will consist of the current month plus the previous 35 months.))

     The Portfolio's investment performance will be measured by comparing (i) the opening net asset value of one share ((of Class O ))of the Portfolio on the first business day of the performance period with (ii) the closing net asset value of one share ((of Class O)) of the Portfolio as of the last business day of such period. In computing the investment performance ((of Class O)) of the Portfolio and the investment record of the Index, distributions of realized capital gains, the value of capital gains taxes per share paid or payable on undistributed realized long-term capital gains accumulated to the end of such period and dividends paid out of investment income on the part ((of Class O)) of the Portfolio, and all cash distributions of the [companies whose stocks comprise] ((securities included in)) the Index, will be treated as reinvested in accordance with Rule 205-1 or any other applicable rules under the Investment Advisers Act of 1940, as the same from time to time may be amended. The basic fee and the [upward or] downward adjustment of the fee for investment performance will be accrued throughout the month for the purpose of determining the net asset value of the shares of the fund.

     The adjustment of the Basic Fee will not be cumulative. A[n increased fee will result even though the performance of the Portfolio over some period of time shorter than the performance period has been behind that of the Index, and, conversely, a] reduction in fee will be made for that month even though the performance of the Portfolio over some period of time shorter than the performance period has been ahead of that of the Index.

     (d) ((Performance Adjustment.)) One-twelfth of the annual [p]((P))erformance [a]((A))djustment [r]((R))ate [shall] ((will)) be applied to the average of the net assets of the Portfolio (computed in the manner set forth in the Fund's Declaration of Trust ((or other organizational document))) determined as of the close of business on each business day throughout the month and the performance period. The resulting dollar amount is [added to or] deducted from the basic fee. ((No Performance Adjustment will be made after [December 31, 2000/ the last calendar day of the 18 calendar month period beginning on the date that this amended Contract takes effect].))

     (e) In case of termination of this Contract during any month, the fee for that month [will] ((shall)) be reduced proportionately on the basis of the number of business days during which it is in effect for that month. The Basic Fee Rate will be computed [upon the average net assets for the performance period] ((on the basis of and applied to net assets averaged over that month)) ending on the last business day on which this Contract is in effect. ((While the Performance Adjustment is in effect,)) [T]((t))he amount of [this] ((the)) [p]((P))erformance [a]((A))djustment to the Basic Fee will be computed on the basis of and applied to net assets averaged over the 36-month period ending on the last business day on which this Contract is in effect.

     4. It is understood that the Portfolio will pay all its expenses [other than those expressly stated to be payable by the Adviser hereunder], which expenses payable by the Portfolio shall include, without limitation, (i) interest and taxes; (ii) brokerage commissions and other costs in connection with the purchase or sale of securities and other investment instruments; (iii) fees and expenses of the Fund's Trustees other than those who are "interested persons" of the Fund or the Adviser; (iv) legal and audit expenses; (v) custodian, registrar and transfer agent fees and expenses; (vi) fees and expenses [relating] ((related)) to the registration and qualification of the Fund and the Portfolio's shares for distribution under state and federal securities laws; (vii) expenses of printing and mailing reports and notices and proxy material to shareholders of the Portfolio; (viii) all other expenses incidental to holding meetings of the Portfolio's shareholders, including proxy solicitation((s)) therefor; (ix) a pro rata share, based on relative net assets of the Portfolio and other registered investment companies having Advisory and

Service or Management Contracts with the Adviser, of 50% of insurance premiums for fidelity and other coverage; (x) its proportionate share of association membership dues; (xi) expenses of typesetting for printing Prospectuses and Statements of Additional Information and supplements thereto; (xii) expenses of printing and mailing Prospectuses and Statements of Additional Information and supplements thereto sent to existing shareholders; and (xiii) such non-recurring or extraordinary expenses as may arise, including those relating to actions, suits or proceedings to which the Portfolio is a party and the legal obligation which the Portfolio may have to indemnify the Fund's Trustees and officers with respect thereto.

     5. The services of the Adviser to the Portfolio are not to be deemed exclusive, the Adviser being free to render services to others and engage in other activities, provided, however, that such other services and activities do not, during the term of this Contract, interfere, in a material manner, with the Adviser's ability to meet all of its obligations with respect to rendering services to the Portfolio hereunder. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Adviser, the Adviser shall not be subject to liability to the Portfolio or to any shareholder of the Portfolio for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security ((or other investment instrument.))

     6. (a) Subject to prior termination as provided in sub-paragraph (d) of this paragraph 6, this Contract shall continue in force until July 31, [1994]((2000)) and indefinitely thereafter, but only so long as the continuance after such date shall be specifically approved at least annually by vote of the Trustees of the Fund or by vote of a majority of the outstanding voting securities of the Portfolio.

     (b) This Contract may be modified by mutual consent[, such consent on the part of the Fund to be authorized by vote of a majority of the outstanding voting securities of the Portfolio] ((subject to the provisions of Section 15 of the 1940 Act, as modified by or interpreted by any applicable order or orders of the Securities and Exchange Commission (the "Commission") or any rules or regulations adopted by, or interpretative releases of, the Commission)).

     (c) In addition to the requirements of sub-paragraphs (a) and (b) of this paragraph 6, the terms of any continuance or modification of this Contract must have been approved by the vote of a majority of those Trustees of the Fund who are not parties to the Contract or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval.

     (d) Either party hereto may, at any time on sixty (60) days' prior written notice to the other, terminate this Contract, without payment of any penalty, by action of its Trustees or Board of Directors, as the case may be, or with respect to the Portfolio by vote of a majority of the outstanding voting securities of the Portfolio. [The] ((This)) Contract shall terminate automatically in the event of its assignment.

     7. The Adviser is hereby expressly put on notice of the limitation of shareholder liability as set forth in the Fund's Declaration of Trust ((or other organizational document)) and agrees that the obligations assumed by the Fund pursuant to this Contract shall be limited in all cases to the Portfolio and its assets, and the Adviser shall not seek satisfaction of any such obligation from the shareholders or any shareholder of the Portfolio or any other Portfolios of the Fund. In addition, the Adviser shall not seek satisfaction of any such obligations from the Trustees or any individual Trustee. The Adviser understands that the rights and obligations of any Portfolio under the Declaration of Trust or other organizational document are separate and distinct from those of any and all other Portfolios.

     8. This Agreement shall be governed by, and construed in accordance with, the laws of the Commonwealth of Massachusetts((, without giving effect to the choice of laws provisions thereof)).

     The terms "vote of a majority of the outstanding voting securities," "assignment," and "interested persons," when used herein, shall have the respective meanings specified in the 1940 Act, as now in effect or as hereafter amended, and subject to such orders as may be granted by the [Securities and Exchange] Commission.

     IN WITNESS WHEREOF the parties have caused this instrument to be signed in their behalf by their respective officers thereunto duly authorized, and their respective seals to be hereunto affixed, all as of the date written above.


                                   [SIGNATURE LINES OMITTED]

                                                                     EXHIBIT 6


((Underlined)) language will be added, [bracketed] language will be deleted.

The proper name of each Fund, Destiny I and Destiny II, will be inserted in each respective fund's contract where indicated by (Name of Portfolio).

                         FORM OF SUB-ADVISORY AGREEMENT
                                     BETWEEN
                     FIDELITY MANAGEMENT & RESEARCH COMPANY
                                       AND
                   FIDELITY MANAGEMENT & RESEARCH (U.K.) INC.
                                       AND
                    FIDELITY DESTINY PORTFOLIOS ON BEHALF OF
                               (NAME OF PORTFOLIO)


     ((AMENDMENT)) [AGREEMENT] made this [1st]___ day of [November, 1993] ______, ((1999)), by and between [Fidelity Management & Research (U.K.) Inc., a Massachusetts Corporation with principal offices at 82 Devonshire Street, Boston, Massachusetts (hereinafter called the "Sub-Adviser" and Fidelity Management & Research Company, a Massachusetts corporation with principal offices at 82 Devonshire Street, Boston, Massachusetts (hereinafter called the "Adviser")]((Fidelity Management & Research Company, a Massachusetts corporation with principal offices at 82 Devonshire Street, Boston, Massachusetts (hereinafter called the "Advisor"); Fidelity Management & Research (U.K.) Inc. (hereinafter called the "Sub-Advisor"); and Fidelity Destiny Portfolios, a Massachusetts business trust which may issue one or more series of shares of beneficial interest (hereinafter called the "Trust") on behalf of (Name of Portfolio) (hereinafter called the "Portfolio"))).

     ((Required authorization and approval by shareholders and Trustees having been obtained, the Fund, on behalf of the Portfolio, the Adviser and the Sub-Advisor hereby consent, pursuant to Paragraph 6 of the existing Sub-Advisory Agreement dated November 1, 1993, to a modification of said Agreement in the manner set below. The Amended Sub-Advisory Agreement shall, when executed by duly authorized officers of the Fund, the Adviser and the Sub-Advisor, take effect on ,1999.))

     WHEREAS ((the Trust and)) the [Adviser]((Advisor)) [has]((have)) entered into a Management Contract [with Fidelity Destiny Portfolios, a Massachusetts business trust which may issue one or more series of shares of beneficial interest (hereinafter called the "Fund")] on behalf of [(Name of Portfolio) (hereinafter called the "Portfolio")] ((the Portfolio)), pursuant to which the [Adviser] ((Advisor)) is to act as investment manager of the Portfolio; and

     WHEREAS the Sub-[Adviser]((Advisor)) [has personnel in Western Europe and was formed for the purpose of researching and compiling information and recommendations with respect to the economies of various countries and issuers located outside of North America, principally in Western Europe] ((and its subsidiaries and other affiliated persons have personnel in various locations throughout the world and have been formed in part for the purpose of researching and compiling information and recommendations with respect to the economies of various countries, and securities of issuers located in such countries, and providing investment advisory services in connection therewith;))

     NOW,  THEREFORE,  in  consideration of the premises and the mutual promises
hereinafter  set  forth,  the  ((Trust,  the))   [Adviser]((Advisor))   and  the
Sub-[Adviser]((Advisor)) agree as follows:

     1. ((Duties: The Advisor may, in its discretion, appoint the Sub-Advisor to perform one or more of the following services with respect to all or a portion of the investments of the Portfolio. The services and the portion of the investments of the Portfolio to be advised or managed by the Sub-Advisor shall be as agreed upon from time to time by the Advisor and the Sub-Advisor. The Sub-Advisor shall pay the salaries and fees of all personnel of the Sub-Advisor performing services for the Portfolio relating to research, statistical and investment activities.))

     [1.](((a) INVESTMENT ADVICE: If and to the extent requested by the Advisor,))[T]((t))he Sub-[Adviser]((Advisor)) shall [act as investment consultant] ((provide investment advice to the Portfolio and)) [to]the [Adviser]((Advisor with respect to all or a portion of the investments of the Portfolio, and in connection with such advice)) [and] shall furnish ((the Portfolio and)) the [Adviser]((Advisor such)) factual information, research reports and investment recommendations [relating to non-U.S. issuers of securities located in, and the economies of, various countries outside the U.S., all] as the [Adviser] ((Advisor)) may reasonably require. Such information may include written and oral reports and analyses.

     (((b) INVESTMENT MANAGEMENT: If and to the extent requested by the Advisor, the Sub-Advisor shall, subject to the supervision of the Advisor, manage all or a portion of the investments of the Portfolio in accordance with the investment objective, policies and limitations provided in the Portfolio's Prospectus or other governing instruments, as amended from time to time, the Investment Company Act of 1940 (the "1940 Act") and rules thereunder, as amended from time to time, and such other limitations as the Trust or Advisor may impose with respect to the Portfolio by notice to the Sub-Advisor. With respect to the portion of the investments of the Portfolio under its management, the Sub-Advisor is authorized to make investment decisions on behalf of the Portfolio with regard to any stock, bond, other security or investment instrument, and to place orders for the purchase and sale of such securities through such broker-dealers as the Sub-Advisor may select. The Sub-Advisor may also be authorized, but only to the extent such duties are delegated in writing by the Advisor, to provide additional investment management services to the Portfolio, including but not limited to services such as managing foreign currency investments, purchasing and selling or writing futures and options contracts, borrowing money or lending securities on behalf of the Portfolio. All investment management and any other activities of the Sub-Advisor shall at all times be subject to the control and direction of the Advisor and the Trust's Board of Trustees.))

     (((c) SUBSIDIARIES AND AFFILIATES: The Sub-Advisor may perform any or all of the services contemplated by this Agreement directly or through such of its subsidiaries or other affiliated persons as the Sub-Advisor shall determine; provided, however, that performance of such services through such subsidiaries or other affiliated persons shall have been approved by the Trust to the extent required pursuant to the 1940 Act and rules thereunder.))

     ((2. Information to be Provided to the Trust and the Advisor: The Sub-Advisor shall furnish such reports, evaluations, information or analyses to the Trust and the Advisor as the Trust's Board of Trustees or the Advisor may reasonably request from time to time, or as the Sub-Advisor may deem to be desirable.))

     ((3. Brokerage: In connection with the services provided under subparagraph
(b) of paragraph 1 of this Agreement, the Sub-Advisor shall place all orders for the purchase and sale of portfolio securities for the Portfolio's account with brokers or dealers selected by the Sub-Advisor, which may include brokers or dealers affiliated with the Advisor or Sub-Advisor. The Sub-Advisor shall use its best efforts to seek to execute portfolio transactions at prices which are advantageous to the Portfolio and at commission rates which are reasonable in relation to the benefits received. In selecting brokers or dealers qualified to execute a particular transaction, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of l934) to the Portfolio and/or to the other accounts over which the Sub-Advisor or Advisor exercise investment discretion. The Sub-Advisor is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Portfolio which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Sub-Advisor determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the Sub-Advisor has with respect to accounts over which it exercises investment discretion. The Trustees of the Trust shall periodically review the commissions paid by the Portfolio to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits to the Portfolio.))

     [2.]((4. Compensation)): The [Sub-Adviser will be compensated by the Adviser] ((Advisor shall compensate the Sub-))[Adviser]((Advisor)) on the following basis for the services to be furnished hereunder[: the Adviser agrees to pay the Sub-Adviser a monthly fee equal to 110% of the Sub-Adviser's costs incurred in connection with the agreement, said costs to be determined in relation to the assets of the Portfolio that benefits from the services of the sub-adviser].

     (((a) INVESTMENT ADVISORY FEE: For services provided under subparagraph (a) of paragraph 1 of this Agreement, the Advisor agrees to pay the Sub-Advisor a monthly Sub-Advisory Fee. The Sub-Advisory Fee shall be equal to 110% of the Sub-Advisor's costs incurred in connection with rendering the services referred to in subparagraph (a) of paragraph 1 of this Agreement. The Sub-Advisory Fee shall not be reduced to reflect expense reimbursements or fee waivers by the Advisor, if any, in effect from time to time.))

     (((b) INVESTMENT  MANAGEMENT FEE: For services provided under  subparagraph
     (b) of paragraph 1 of this Agreement, the Advisor agrees to pay the Sub-Advisor a monthly Investment Management Fee. The Investment Management Fee shall be equal to: (i) 50% of the monthly management fee rate (including performance adjustments, if any) that the Portfolio is obligated to pay the Advisor under its Management Contract with the Advisor, multiplied by: (ii) the fraction equal to the net assets of the Portfolio as to which the Sub-Advisor shall have provided investment management services divided by the net assets of the Portfolio for that month. If in any fiscal year the aggregate expenses of the Portfolio exceed any applicable expense limitation imposed by any state or federal securities laws or regulations, and the Advisor waives all or a portion of its management fee or reimburses the Portfolio for expenses to the extent required to satisfy such limitation, the Investment Management Fee paid to the Sub-Advisor will be reduced by 50% of the amount of such waivers or reimbursements multiplied by the fraction determined in (ii). If the Sub-Advisor reduces its fees to reflect such waivers or reimbursements and the Advisor subsequently recovers all or any portion of such waivers or reimbursements, then the Sub-Advisor shall be entitled to receive from the Advisor a proportionate share of the amount recovered. To the extent that waivers and reimbursements by the Advisor required by such limitations are in excess of the Advisor's management fee, the Investment Management Fee paid to the Sub-Advisor will be reduced to zero for that month, but in no event shall the Sub-Advisor be required to reimburse the Advisor for all or a portion of such excess reimbursements.))

     (((c) PROVISION OF MULTIPLE SERVICES: If the Sub-Advisor shall have provided both investment advisory services under subparagraph (a) and investment management services under subparagraph (b) of paragraph (1) for the same portion of the investments of the Portfolio for the same period, the fees paid to the Sub-Advisor with respect to such investments shall be calculated exclusively under subparagraph (b) of this paragraph 4.))

     ((5.  Expenses:  It is understood  that the  Portfolio  will pay all of its expenses other than those expressly stated to be payable by the Sub-Advisor hereunder or by the Advisor under the Management Contract with the Portfolio, which expenses payable by the Portfolio shall include, without limitation, (i) interest and taxes; (ii) brokerage commissions and other costs in connection with the purchase or sale of securities and other investment instruments; (iii) fees and expenses of the Trust's Trustees other than those who are "interested persons" of the Trust, the Sub-Advisor or the Advisor; (iv) legal and audit expenses; (v) custodian, registrar and transfer agent fees and expenses; (vi) fees and expenses related to the registration and qualification of the Trust and the Portfolio's shares for distribution under state and federal securities laws;
(vii) expenses of printing and mailing reports and notices and proxy material to shareholders of the Portfolio; (viii) all other expenses incidental to holding meetings of the Portfolio's shareholders, including proxy solicitations therefore; (ix) a pro rata share, based on relative net assets of the Portfolio and other registered investment companies having Advisory and Service or Management Contracts with the Advisor, of 50% of insurance premiums for fidelity and other coverage; (x) its proportionate share of association membership dues;
(xi) expenses of typesetting for printing Prospectuses and Statements of Additional Information and supplements thereto; (xii) expenses of printing and mailing Prospectuses and Statements of Additional Information and supplements thereto sent to existing shareholders; and (xiii) such non-recurring or extraordinary expenses as may arise, including those relating to actions, suits or proceedings to which the Portfolio is a party and the legal obligation which the Portfolio may have to indemnify the Trust's Trustees and officers with respect thereto.))

     [3.]((6.)) ((Interested Persons)): It is understood that Trustees, officers, and shareholders of the [Fund] ((Trust)) are or may be or become interested in the [Adviser] ((Advisor)) [and]((or)) the Sub-[Adviser]((Advisor)) as directors, officers or otherwise and that directors, officers and stockholders of the [Adviser] ((Advisor)) or the Sub-[Adviser]((Advisor)) are or may be or become similarly interested in the [Fund](( Trust)), and that the [Adviser]((Advisor)) or the Sub-[Adviser]((Advisor)) may be or become interested in the [Fund]((Trust)) as a shareholder or otherwise.

     [4. The Sub-Adviser shall for all purposes be an independent contractor and not an agent or employee of the Adviser or the Fund. The Sub-Adviser shall have no authority to act for, represent, bind or obligate the Adviser or the Fund, and shall in no event have discretion to invest or reinvest assets held by the Portfolio.]

     [5.]((7. Services to Other Companies or Accounts)): The [S]((s))ervices of the Sub-[Adviser]((Advisor)) to the [Adviser]((Advisor)) are not to be deemed to be exclusive, the Sub-[Adviser]((Advisor)) being free to render services to others and engage in other activities, provided, however, that such other services and activities do not, during the term of this Agreement, interfere, in a material manner, with the Sub-[Adviser]((Advisor))'s ability to meet all of its obligations [with respect to rendering investment advice] hereunder. ((The Sub-Advisor shall for all purposes be an independent contractor and not an agent or employee of the Advisor or the Trust.))

     ((8. Standard of Care)): In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Sub-[Adviser]((Advisor)), the Sub-[Adviser]((Advisor)) shall not be subject to liability to the [Adviser]((Advisor)), the [Fund]((Trust)) or to any shareholder of the Portfolio for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security.

     ((9.  Duration and Termination of Agreement; Amendments)):

     [6.](a) Subject to prior termination as provided in sub[-]paragraph (d) of this paragraph [6]((9)), this Agreement shall continue in force until July 31, [1994]((1999)) and indefinitely thereafter, but only so long as the continuance after such period shall be specifically approved at least annually by vote of the [Fund]((Trust))'s Board of Trustees or by vote of a majority of the outstanding voting securities of the Portfolio.

     (b) This Agreement may be modified by mutual consent of the [Adviser]((Advisor)), the Sub-[Adviser]((Advisor)) and the Portfolio[, such consent on the part of the Portfolio to be authorized by vote of a majority of the outstanding voting securities of the Portfolio] ((subject to the provisions of Section 15 of the 1940 Act, as modified by or interpreted by any applicable order or orders of the Securities and Exchange Commission (the "Commission") or any rules or regulations adopted by, or interpretative releases of, the Commission)).

     (c) In addition to the requirements of subparagraphs (a) and (b) of this paragraph [6]((9)), the terms of any continuance or modification of [the]((this)) Agreement must have been approved by the vote of a majority of those Trustees of the [Fund]((Trust)) who are not parties to [such]((this)) Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval.

     (d) Either the [Adviser]((Advisor)), the Sub-[Adviser]((Advisor)) or the Portfolio may, at any time on sixty (60) days((')) prior written notice to the other parties, terminate this Agreement, without payment of any penalty, by action of its Board of Trustees or Directors, or ((with respect to the Portfolio)) by vote of a majority of its outstanding voting securities. This Agreement shall terminate automatically in the event of its assignment.

     [7.]((10. Limitation of Liability)): The Sub-[Adviser]((Advisor)) is hereby expressly put on notice of the limitation of shareholder liability as set forth in the Declaration of Trust [of the Fund]((or other organizational document of the Trust)) and agrees that any obligations of the [Fund]((Trust)) or the Portfolio arising in connection with this Agreement shall be limited in all cases to the Portfolio and its assets, and the Sub-[Adviser]((Advisor)) shall not seek satisfaction of any such obligation from the shareholders or any shareholder of the Portfolio. Nor shall the Sub-[Adviser]((Advisor)) seek satisfaction of any such obligation from the [shareholders or any shareholder of the Portfolio. Nor shall the Sub-Adviser seek satisfaction of any such obligation from the] Trustees or any individual Trustee.

     11. GOVERNING LAW: This Agreement shall be governed by, and construed in accordance with, the laws of the Commonwealth of Massachusetts, without giving effect to the choice of laws provisions thereof.


     The terms "registered investment company," "vote of a majority of the outstanding voting securities," "assignment," and "interested persons," when used herein, shall have the respective meanings specified in the [Investment Company Act of] 1940 ((Act)) as now in effect or as hereafter amended.


     IN WITNESS WHEREOF the parties hereto have caused this instrument to be signed in their behalf by their respective officers thereunto duly authorized, and their respective seals to be hereunto affixed, all as of the date written above.


[SIGNATURE LINES OMITTED]

                                                                    EXHIBIT 7

((Underlined)) language will be added, [bracketed] language will be deleted.

The proper name of each fund, Destiny I and Destiny II, will be inserted in each respective fund's contract where indicated by (Name of Portfolio).

                         FORM OF SUB-ADVISORY AGREEMENT
                                     BETWEEN
                     FIDELITY MANAGEMENT & RESEARCH COMPANY
                                       AND
                       FIDELITY MANAGEMENT & RESEARCH (FAR EAST) INC.
                                       AND
                    FIDELITY DESTINY PORTFOLIOS ON BEHALF OF
                               (NAME OF PORTFOLIO)


     ((AMENDMENT)) [AGREEMENT] made this [1st]___ day of [November, 1993] ______, ((1999)), by and between [Fidelity Management & Research (Far East) Inc., a Massachusetts Corporation with principal offices at 82 Devonshire Street, Boston, Massachusetts (hereinafter called the "Sub-Adviser" and Fidelity Management & Research Company, a Massachusetts corporation with principal offices at 82 Devonshire Street, Boston, Massachusetts (hereinafter called the "Adviser")]((Fidelity Management & Research Company, a Massachusetts corporation with principal offices at 82 Devonshire Street, Boston, Massachusetts (hereinafter called the "Advisor"); Fidelity Management & Research (Far East) Inc. (hereinafter called the "Sub-Advisor"); and Fidelity Destiny Portfolios, a Massachusetts business trust which may issue one or more series of shares of beneficial interest (hereinafter called the "Trust") on behalf of (Name of Portfolio) (hereinafter called the "Portfolio"))).

     ((Required authorization and approval by shareholders and Trustees having been obtained, the Fund, on behalf of the Portfolio, the Adviser and the Sub-Advisor hereby consent, pursuant to Paragraph 6 of the existing Sub-Advisory Agreement dated November 1, 1993, to a modification of said Agreement in the manner set below. The Amended Sub-Advisory Agreement shall, when executed by duly authorized officers of the Fund, the Adviser and the Sub-Advisor, take effect on ,1999.))

     WHEREAS ((the Trust and)) the [Adviser]((Advisor)) [has]((have)) entered into a Management Contract [with Fidelity Destiny Portfolios, a Massachusetts business trust which may issue one or more series of shares of beneficial interest (hereinafter called the "Fund")] on behalf of [(Name of Portfolio) (hereinafter called the "Portfolio")] ((the Portfolio)), pursuant to which the [Adviser] ((Advisor)) is to act as investment manager of the Portfolio; and

     WHEREAS the Sub-[Adviser]((Advisor)) [has personnel in Asia and the Pacific Basin and was formed for the purpose of researching and compiling information and recommendations with respect to the economies of various countries and issuers located outside of North America, principally in Asia and the Pacific Basin] ((and its subsidiaries and other affiliated persons have personnel in various locations throughout the world and have been formed in part for the purpose of researching and compiling information and recommendations with respect to the economies of various countries, and securities of issuers located in such countries, and providing investment advisory services in connection therewith));

     NOW,  THEREFORE,  in  consideration of the premises and the mutual promises
hereinafter  set  forth,  the  ((Trust,  the))   [Adviser]((Advisor))   and  the
Sub-[Adviser]((Advisor)) agree as follows:

     1. ((Duties: The Advisor may, in its discretion, appoint the Sub-Advisor to perform one or more of the following services with respect to all or a portion of the investments of the Portfolio. The services and the portion of the investments of the Portfolio to be advised or managed by the Sub-Advisor shall be as agreed upon from time to time by the Advisor and the Sub-Advisor. The Sub-Advisor shall pay the salaries and fees of all personnel of the Sub-Advisor performing services for the Portfolio relating to research, statistical and investment activities.))

     [1.](((a) INVESTMENT ADVICE: If and to the extent requested by the Advisor,)) [T]((t))he Sub-[Adviser]((Advisor)) shall [act as investment consultant] ((provide investment advice to the Portfolio and)) [to]the [Adviser]((Advisor with respect to all or a portion of the investments of the Portfolio, and in connection with such advice)) [and] shall furnish ((the Portfolio and)) the [Adviser]((Advisor such)) factual information, research reports and investment recommendations [relating to non-U.S. issuers of securities located in, and the economies of, various countries outside the U.S., all] as the [Adviser] ((Advisor)) may reasonably require. Such information may include written and oral reports and analyses.

     (((b) INVESTMENT MANAGEMENT: If and to the extent requested by the Advisor, the Sub-Advisor shall, subject to the supervision of the Advisor, manage all or a portion of the investments of the Portfolio in accordance with the investment objective, policies and limitations provided in the Portfolio's Prospectus or other governing instruments, as amended from time to time, the Investment Company Act of 1940 (the "1940 Act") and rules thereunder, as amended from time to time, and such other limitations as the Trust or Advisor may impose with respect to the Portfolio by notice to the Sub-Advisor. With respect to the portion of the investments of the Portfolio under its management, the Sub-Advisor is authorized to make investment decisions on behalf of the Portfolio with regard to any stock, bond, other security or investment instrument, and to place orders for the purchase and sale of such securities through such broker-dealers as the Sub-Advisor may select. The Sub-Advisor may also be authorized, but only to the extent such duties are delegated in writing by the Advisor, to provide additional investment management services to the Portfolio, including but not limited to services such as managing foreign currency investments, purchasing and selling or writing futures and options contracts, borrowing money or lending securities on behalf of the Portfolio. All investment management and any other activities of the Sub-Advisor shall at all times be subject to the control and direction of the Advisor and the Trust's Board of Trustees.))

     (((c) SUBSIDIARIES AND AFFILIATES: The Sub-Advisor may perform any or all of the services contemplated by this Agreement directly or through such of its subsidiaries or other affiliated persons as the Sub-Advisor shall determine; provided, however, that performance of such services through such subsidiaries or other affiliated persons shall have been approved by the Trust to the extent required pursuant to the 1940 Act and rules thereunder.))

     ((2. Information to be Provided to the Trust and the Advisor: The Sub-Advisor shall furnish such reports, evaluations, information or analyses to the Trust and the Advisor as the Trust's Board of Trustees or the Advisor may reasonably request from time to time, or as the Sub-Advisor may deem to be desirable.))

     ((3. Brokerage: In connection with the services provided under subparagraph
(b) of paragraph 1 of this Agreement, the Sub-Advisor shall place all orders for the purchase and sale of portfolio securities for the Portfolio's account with brokers or dealers selected by the Sub-Advisor, which may include brokers or dealers affiliated with the Advisor or Sub-Advisor. The Sub-Advisor shall use its best efforts to seek to execute portfolio transactions at prices which are advantageous to the Portfolio and at commission rates which are reasonable in relation to the benefits received. In selecting brokers or dealers qualified to execute a particular transaction, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of l934) to the Portfolio and/or to the other accounts over which the Sub-Advisor or Advisor exercise investment discretion. The Sub-Advisor is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Portfolio which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Sub-Advisor determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the Sub-Advisor has with respect to accounts over which it exercises investment discretion. The Trustees of the Trust shall periodically review the commissions paid by the Portfolio to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits to the Portfolio.))

     [2.]((4.)) COMPENSATION: The [Sub-Adviser will be compensated by the Adviser] ((Advisor shall compensate the Sub-))[Adviser]((Advisor)) on the following basis for the services to be furnished hereunder[: the Adviser agrees to pay the Sub-Adviser a monthly fee equal to 105% of the Sub-Adviser's costs incurred in connection with the agreement, said costs to be determined in relation to the assets of the Portfolio that benefits from the services of the sub-adviser].

     (((a) INVESTMENT ADVISORY FEE: For services provided under subparagraph (a) of paragraph 1 of this Agreement, the Advisor agrees to pay the Sub-Advisor a monthly Sub-Advisory Fee. The Sub-Advisory Fee shall be equal to 105% of the Sub-Advisor's costs incurred in connection with rendering the services referred to in subparagraph (a) of paragraph 1 of this Agreement. The Sub-Advisory Fee shall not be reduced to reflect expense reimbursements or fee waivers by the Advisor, if any, in effect from time to time.))

     (((b) INVESTMENT  MANAGEMENT FEE: For services provided under  subparagraph
     (b) of paragraph 1 of this Agreement, the Advisor agrees to pay the Sub-Advisor a monthly Investment Management Fee. The Investment Management Fee shall be equal to: (i) 50% of the monthly management fee rate (including performance adjustments, if any) that the Portfolio is obligated to pay the Advisor under its Management Contract with the Advisor, multiplied by: (ii) the fraction equal to the net assets of the Portfolio as to which the Sub-Advisor shall have provided investment management services divided by the net assets of the Portfolio for that month. If in any fiscal year the aggregate expenses of the Portfolio exceed any applicable expense limitation imposed by any state or federal securities laws or regulations, and the Advisor waives all or a portion of its management fee or reimburses the Portfolio for expenses to the extent required to satisfy such limitation, the Investment Management Fee paid to the Sub-Advisor will be reduced by 50% of the amount of such waivers or reimbursements multiplied by the fraction determined in (ii). If the Sub-Advisor reduces its fees to reflect such waivers or reimbursements and the Advisor subsequently recovers all or any portion of such waivers or reimbursements, then the Sub-Advisor shall be entitled to receive from the Advisor a proportionate share of the amount recovered. To the extent that waivers and reimbursements by the Advisor required by such limitations are in excess of the Advisor's management fee, the Investment Management Fee paid to the Sub-Advisor will be reduced to zero for that month, but in no event shall the Sub-Advisor be required to reimburse the Advisor for all or a portion of such excess reimbursements.))

     (((c) PROVISION OF MULTIPLE SERVICES: If the Sub-Advisor shall have provided both investment advisory services under subparagraph (a) and investment management services under subparagraph (b) of paragraph (1) for the same portion of the investments of the Portfolio for the same period, the fees paid to the Sub-Advisor with respect to such investments shall be calculated exclusively under subparagraph (b) of this paragraph 4.))

     ((5.  Expenses:  It is understood  that the  Portfolio  will pay all of its expenses other than those expressly stated to be payable by the Sub-Advisor hereunder or by the Advisor under the Management Contract with the Portfolio, which expenses payable by the Portfolio shall include, without limitation, (i) interest and taxes; (ii) brokerage commissions and other costs in connection with the purchase or sale of securities and other investment instruments; (iii) fees and expenses of the Trust's Trustees other than those who are "interested persons" of the Trust, the Sub-Advisor or the Advisor; (iv) legal and audit expenses; (v) custodian, registrar and transfer agent fees and expenses; (vi) fees and expenses related to the registration and qualification of the Trust and the Portfolio's shares for distribution under state and federal securities laws;
(vii) expenses of printing and mailing reports and notices and proxy material to shareholders of the Portfolio; (viii) all other expenses incidental to holding meetings of the Portfolio's shareholders, including proxy solicitations therefore; (ix) a pro rata share, based on relative net assets of the Portfolio and other registered investment companies having Advisory and Service or Management Contracts with the Advisor, of 50% of insurance premiums for fidelity and other coverage; (x) its proportionate share of association membership dues;
(xi) expenses of typesetting for printing Prospectuses and Statements of Additional Information and supplements thereto; (xii) expenses of printing and mailing Prospectuses and Statements of Additional Information and supplements thereto sent to existing shareholders; and (xiii) such non-recurring or extraordinary expenses as may arise, including those relating to actions, suits or proceedings to which the Portfolio is a party and the legal obligation which the Portfolio may have to indemnify the Trust's Trustees and officers with respect thereto.))

     [3.]((6.)) INTERESTED PERSONS: It is understood that Trustees, officers, and shareholders of the [Fund] ((Trust)) are or may be or become interested in the [Adviser] ((Advisor)) [and]((or)) the Sub-[Adviser]((Advisor)) as directors, officers or otherwise and that directors, officers and stockholders of the [Adviser] ((Advisor)) or the Sub-[Adviser]((Advisor)) are or may be or become similarly interested in the [Fund](( Trust)), and that the [Adviser]((Advisor)) or the Sub-[Adviser]((Advisor)) may be or become interested in the [Fund]((Trust)) as a shareholder or otherwise.

     [4. The Sub-Adviser shall for all purposes be an independent contractor and not an agent or employee of the Adviser or the Fund. The Sub-Adviser shall have no authority to act for, represent, bind or obligate the Adviser or the Fund, and shall in no event have discretion to invest or reinvest assets held by the Portfolio.]

     [5.]((7.)) SERVICES TO OTHER COMPANIES OR ACCOUNTS: The [S]((s))ervices of the Sub-[Adviser]((Advisor)) to the [Adviser]((Advisor)) are not to be deemed to be exclusive, the Sub-[Adviser]((Advisor)) being free to render services to others and engage in other activities, provided, however, that such other services and activities do not, during the term of this Agreement, interfere, in a material manner, with the Sub-[Adviser]((Advisor))'s ability to meet all of its obligations [with respect to rendering investment advice] hereunder. ((The Sub-Advisor shall for all purposes be an independent contractor and not an agent or employee of the Advisor or the Trust.))

     ((8.)) STANDARD OF CARE: In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Sub-[Adviser]((Advisor)), the Sub-[Adviser]((Advisor)) shall not be subject to liability to the [Adviser]((Advisor)), the [Fund]((Trust)) or to any shareholder of the Portfolio for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security.

     ((9.  Duration and Termination of Agreement; Amendments)):

     [6.](a) Subject to prior termination as provided in sub[-]paragraph (d) of this paragraph [6]((9)), this Agreement shall continue in force until July 31, [1994]((1999)) and indefinitely thereafter, but only so long as the continuance after such period shall be specifically approved at least annually by vote of the [Fund]((Trust))'s Board of Trustees or by vote of a majority of the outstanding voting securities of the Portfolio.

     (b) This Agreement may be modified by mutual consent of the [Adviser]((Advisor)), the Sub-[Adviser]((Advisor)) and the Portfolio[, such consent on the part of the Portfolio to be authorized by vote of a majority of the outstanding voting securities of the Portfolio] ((subject to the provisions of Section 15 of the 1940 Act, as modified by or interpreted by any applicable order or orders of the Securities and Exchange Commission (the "Commission") or any rules or regulations adopted by, or interpretative releases of, the Commission)).

     (c) In addition to the requirements of subparagraphs (a) and (b) of this paragraph [6]((9)), the terms of any continuance or modification of [the]((this)) Agreement must have been approved by the vote of a majority of those Trustees of the [Fund]((Trust))who are not parties to [such]((this)) Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval.

     (d) Either the [Adviser]((Advisor)), the Sub-[Adviser]((Advisor)) or the Portfolio may, at any time on sixty (60) days((')) prior written notice to the other parties, terminate this Agreement, without payment of any penalty, by action of its Board of Trustees or Directors, or ((with respect to the Portfolio)) by vote of a majority of its outstanding voting securities. This Agreement shall terminate automatically in the event of its assignment.

     [7.]((10. Limitation of Liability)): The Sub-[Adviser]((Advisor)) is hereby expressly put on notice of the limitation of shareholder liability as set forth in the Declaration of Trust [of the Fund]((or other organizational document of the Trust)) and agrees that any obligations of the [Fund]((Trust)) or the Portfolio arising in connection with this Agreement shall be limited in all cases to the Portfolio and its assets, and the Sub-[Adviser]((Advisor)) shall not seek satisfaction of any such obligation from the shareholders or any shareholder of the Portfolio. Nor shall the Sub-[Adviser]((Advisor)) seek satisfaction of any such obligation from the [shareholders or any shareholder of the Portfolio. Nor shall the Sub-Adviser seek satisfaction of any such obligation from the] Trustees or any individual Trustee.

     11. GOVERNING LAW: This Agreement shall be governed by, and construed in accordance with, the laws of the Commonwealth of Massachusetts, without giving effect to the choice of laws provisions thereof.


     The terms "registered investment company," "vote of a majority of the outstanding voting securities," "assignment," and "interested persons," when used herein, shall have the respective meanings specified in the [Investment Company Act of] 1940 ((Act)) as now in effect or as hereafter amended.


     IN WITNESS WHEREOF the parties hereto have caused this instrument to be signed in their behalf by their respective officers thereunto duly authorized, and their respective seals to be hereunto affixed, all as of the date written above.

[SIGNATURE LINES OMITTED]

                                                                       EXHIBIT 8
                                     FORM OF
                          DISTRIBUTION AND SERVICE PLAN
                    FIDELITY DESTINY PORTFOLIOS: [FUND NAME]
                                 Class O Shares

The proper name of each fund, Destiny I and Destiny II, will be inserted in each fund's plan where indicated by [Fund Name].

        1. This Distribution and Service Plan (the "Plan "), when effective in accordance with its terms, shall be the written plan contemplated by Rule 12b-1 under the Investment Company Act of 1940, as amended (the "Act") for Class O shares ("Class O") of [Fund Name], a class of shares of [Fund Name] (the "Fund"), a series of Fidelity Destiny Portfolios (the "Trust").

        2. The Trust has entered into a General Distribution Agreement on behalf of the Fund with Fidelity Distributors Corporation (the "Distributor"), a wholly-owned subsidiary of Fidelity Management & Research Company (the "Adviser"), under which the Distributor uses all reasonable efforts, consistent with its other business, to secure purchasers for the Fund's shares of beneficial interest ("Shares"). Under the agreement, the Distributor pays the expenses of printing and distributing any prospectuses, reports and other literature used by the Distributor, advertising, and other promotional activities in connection with the offering of Shares for sale to the public. It is recognized that the Adviser may use its management fee revenues as well as past profits or its resources from any other source, to make payment to the Distributor with respect to any expenses incurred in connection with the distribution of Class O shares, including the activities referred to above.

        3. The Adviser directly, or through the Distributor, may, subject to the approval of the Trustees, make payments to securities dealers and other third parties who engage in the sale of Class O shares or who render shareholder support services, including but not limited to providing office space, equipment and telephone facilities, answering routine inquiries regarding the Fund, processing shareholder transactions and providing such other shareholder services as the Trust may reasonably request.

        4. Class O will not make separate payments as a result of this Plan to the Adviser, Distributor or any other party, it being recognized that the Fund presently pays, and will continue to pay, a management fee to the Adviser. To the extent that any payments made by the Fund to the Adviser, including payment of management fees, should be deemed to be indirect financing of any activity primarily intended to result in the sale of Class O shares within the context of Rule 12b-1 under the Act, then such payments shall be deemed to be authorized by this Plan.

        5. This Plan shall become effective upon the approval by a vote of at least a "majority of the outstanding voting securities" (as defined in the Act) of the Class O, plan having been approved by a vote of a majority of the Trustees of the Trust, including a majority of Trustees who are not "interested persons" of the Trust (as defined in the Act) and who have no direct or indirect financial interest in the operation of this Plan or in any agreements related to this Plan (the "Independent Trustees"), cast in person at a meeting called for the purpose of voting on this Plan.

        6. This Plan shall, unless terminated as hereinafter provided, remain in effect from the date specified above until April 30, 2000 and from year to year thereafter, provided, however, that such continuance is subject to approval annually by a vote of a majority of the Trustees of the Fund, including a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on this Plan. This Plan may be amended at any time by the Board of Trustees, provided that (a) any amendment to authorize direct payments by the Class O to finance any activity primarily intended to result in the sale of Class O shares, to increase materially the amount spent by the Class O for distribution, or any amendment of the Management Contract to increase the amount to be paid by the Fund thereunder shall be effective only upon approval by a vote of a majority of the outstanding voting securities the Fund, and (b) any material amendments of this Plan shall be effective only upon approval in the manner provided in the first sentence in this paragraph 6.

        7. This Plan may be terminated at any time, without the payment of any penalty, by vote of a majority of the Independent Trustees or by a vote of a majority of the outstanding voting securities of the Class O.

        8. During the existence of this Plan, the Trust shall require the Adviser and/or Distributor to provide the Trust, for review by the Board of Trustees, and the Trustees shall review, at least quarterly, a written report of the amounts expended in connection with financing any activity primarily intended to result in the sale of Class O shares (making estimates of such costs where necessary or desirable) and the purposes for which such expenditures were made.

        9. This Plan does not require the Adviser or Distributor to perform any specific type or level of distribution activities or to incur any specific level of expenses for activities primarily intended to result in the sale of Class O Shares.

        10. Consistent with the limitation of shareholder liability as set forth in the Trust's Declaration of Trust or other organizational document, any obligations assumed by Class O pursuant to this Plan and any agreements related to this Plan shall be limited in all cases to Class O and its assets, and shall not constitute an obligation of any shareholder of the Trust or of any other class of the Fund, series of the Trust or class of such series.

        11. If any provision of this Plan shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of the Plan shall not be affected thereby.

                                                                       EXHIBIT 9
"TO BE UPDATED"
FUNDS ADVISED BY FMR - TABLE OF AVERAGE NET ASSETS AND EXPENSE RATIOS (A)

                                                                              RATIO OF NET
                                                                             ADVISORY FEES
                                                                               TO AVERAGE
                                                            AVERAGE            NET ASSETS
INVESTMENT                                 FISCAL          NET ASSETS             PAID
OBJECTIVE AND FUND                       YEAR END (a)     (MILLIONS)(b)        TO FMR (c)
------------------                       ------------     -------------        ----------

GROWTH
Contrafund (POUND)                         12/31/97         $27,817.1            0.48%
Trend (POUND)                              12/31/97           1,442.4            0.42
Variable Insurance Products:
   Growth
      Initial Class                        12/31/97           6,937.2            0.60
      Service Class                        12/31/97               0.6            0.60
   Overseas (SIGMA)
      Initial Class                        12/31/97           1,917.4            0.75
      Service Class                        12/31/97               0.3            0.75
Variable Insurance Products II:
   Asset Manager: Growth (POUND)
      Initial Class                        12/31/97             389.5             .60
      Service Class (#)                    12/31/97               0.0             .60
   Contrafund (POUND)
      Initial Class                        12/31/97           3,294.9            0.60
      Service Class                        12/31/97               1.4            0.60
Variable Insurance Products III:
   Growth Opportunities (POUND)
      Initial Class                        12/31/97             703.1            0.60
      Service Class                        12/31/97               0.7            0.60
Select Portfolios:
   Air Transportation (POUND)               2/28/98              62.7            0.60
   American Gold                            2/28/98             279.5            0.60
   Automotive (POUND)                       2/28/98              62.2            0.59
   Biotechnology (POUND)                    2/28/98             577.4            0.60
   Brokerage and Investment
     Management (POUND)                     2/28/98             416.4            0.60
   Business Services and
     Outsourcing (POUND)**                  2/28/98              53.8            0.60(BETA)
   Chemicals (POUND)                        2/28/98              83.4            0.60
   Computers (POUND)                        2/28/98             658.0            0.60
   Construction and
     Housing (POUND)                        2/28/98              26.0            0.60
   Consumer Industries (POUND)              2/28/98              26.5            0.61
   Cyclical Industries (POUND)              2/28/98               3.6            0.00*

                                                                              RATIO OF NET
                                                                             ADVISORY FEES
                                                                               TO AVERAGE
                                                            AVERAGE            NET ASSETS
INVESTMENT                                 FISCAL          NET ASSETS             PAID
OBJECTIVE AND FUND                       YEAR END (a)     (MILLIONS)(b)        TO FMR (c)
------------------                       ------------     -------------        ----------

   Defense and Aerospace (POUND)            2/28/98              63.9            0.60
Select Portfolios (continued)
   Developing
     Communications (POUND)                 2/28/98          $  238.7            0.60%
   Electronics (POUND)                      2/28/98           2,374.6            0.60
   Energy (POUND)                           2/28/98             191.3            0.59
   Energy Service (POUND)                   2/28/98             964.1            0.59
   Environmental Services (POUND)           2/28/98              27.8            0.60
   Financial Services (POUND)               2/28/98             468.5            0.60
   Food and Agriculture (POUND)             2/28/98             247.0            0.60
   Health Care (POUND)                      2/28/98           1,590.8            0.60
   Home Finance (POUND)                     2/28/98           1,334.7            0.60
   Industrial Equipment (POUND)             2/28/98              60.1            0.60
   Industrial Materials (POUND)             2/28/98              29.9            0.60
   Insurance (POUND)                        2/28/98             110.4            0.60
   Leisure (POUND)                          2/28/98             142.1            0.60
   Medical Delivery (POUND)                 2/28/98             159.1            0.60
   Medical Equipment and
     Systems (POUND)**                      2/28/98              11.9            0.60(BETA)
   Multimedia (POUND)                       2/28/98              59.1            0.60
   Natural Gas (POUND)                      2/28/98              82.3            0.59
   Natural Resources (POUND)                2/28/98               6.4            0.00*
   Paper and Forest
     Products (POUND)                       2/28/98              24.2            0.60
   Precious Metals and
     Minerals (POUND)                       2/28/98             194.7            0.60
   Regional Banks (POUND)                   2/28/98           1,035.6            0.60
   Retailing (POUND)                        2/28/98             152.9            0.60
   Software and Computer
     Services (POUND)                       2/28/98             434.9            0.60
   Technology (POUND)                       2/28/98             552.2            0.60
   Telecommunications (POUND)               2/28/98             413.4            0.60
   Transportation (POUND)                   2/28/98              57.4            0.59
   Utilities Growth (POUND)                 2/28/98             273.5            0.60
Magellan (POUND)                            3/31/98          61,521.2            0.43
Large Cap Stock (POUND)                     4/30/98             133.9            0.45
Mid Cap Stock (POUND)                       4/30/98           1,579.2            0.60
Small Cap Selector (POUND)                  4/30/98             727.3            0.67

Small Cap Stock (POUND)**                   4/30/98             383.2            0.69*(BETA)


                                                                              RATIO OF NET
                                                                             ADVISORY FEES
                                                                               TO AVERAGE
                                                            AVERAGE            NET ASSETS
INVESTMENT                                 FISCAL          NET ASSETS             PAID
OBJECTIVE AND FUND                       YEAR END (a)     (MILLIONS)(b)        TO FMR (c)
------------------                       ------------     -------------        ----------

ContraFund II (POUND)                       6/30/98             226.3            0.59
Fidelity Fifty (POUND)                      6/30/98             180.5            0.43
Advisor Focus Funds:
   Consumer Industries: (POUND)
      Class A                               7/31/98            $  1.3            0.59%
      Class T                               7/31/98              10.7            0.59
      Class B                               7/31/98               2.2            0.59
      Class C                               7/31/98               0.5            0.59
      Institutional Class                   7/31/98               2.7            0.59
   Cyclical Industries: (POUND)
      Class A                               7/31/98               0.4            0.59
      Class T                               7/31/98               2.7            0.59
      Class B                               7/31/98               0.5            0.59
      Class C                               7/31/98               0.1            0.59
      Institutional Class                   7/31/98               1.5            0.59
   Financial Services: (POUND)
      Class A                               7/31/98              12.6            0.59
      Class T                               7/31/98              82.7            0.59
      Class B                               7/31/98              30.1            0.59
      Class C                               7/31/98               8.3            0.59
      Institutional Class                   7/31/98               3.9            0.59
   Health Care: (POUND)
      Class A                               7/31/98              10.5            0.59
      Class T                               7/31/98              79.2            0.59
      Class B                               7/31/98              22.1            0.59
      Class C                               7/31/98               6.5            0.59
      Institutional Class                   7/31/98               7.1            0.59
   Natural Resources: (POUND)
      Class A                               7/31/98               6.9            0.59
      Class T                               7/31/98             499.5            0.59
      Class B                               7/31/98              54.7            0.59
      Class C                               7/31/98               1.6            0.59
      Institutional Class                   7/31/98               6.2            0.59
   Technology: (POUND)

      Class A                               7/31/98              11.7            0.59
      Class T                               7/31/98              76.3            0.59
      Class B                               7/31/98              17.6            0.59
      Class C                               7/31/98               3.0            0.59
      Institutional Class                   7/31/98               5.2            0.59


                                                                              RATIO OF NET
                                                                             ADVISORY FEES
                                                                               TO AVERAGE
                                                            AVERAGE            NET ASSETS
INVESTMENT                                 FISCAL          NET ASSETS             PAID
OBJECTIVE AND FUND                       YEAR END (a)     (MILLIONS)(b)        TO FMR (c)
------------------                       ------------     -------------        ----------

   Advisor Focus Funds
     (continued)
   Utilities Growth: (POUND)
      Class A                               7/31/98            $  1.7            0.59%
      Class T                               7/31/98              13.9            0.59
      Class B                               7/31/98               5.9            0.59
      Class C                               7/31/98               1.6            0.59
      Institutional Class                   7/31/98               3.7            0.59
Blue Chip Growth (POUND)                    7/31/98          14,487.5            0.47
Dividend Growth (POUND)                     7/31/98           5,316.4            0.65
Low-Priced Stock (POUND)                    7/31/98          10,834.5            0.74
OTC Portfolio (POUND)                       7/31/98           4,213.9            0.50
Export and Multinational
  Fund (POUND)                              8/31/98             468.9            0.59
Destiny I (POUND)                           9/30/98           6,399.7            0.31
Destiny II(POUND)                           9/30/98           4,058.8            0.45
Advisor International Capital
  Appreciation: (RX)**
      Class A                             10/31/98                0.6            0.73(+)
      Class T                             10/31/98                6.9            0.73(+)
      Class B                             10/31/98                2.3            0.73(+)
      Class C                             10/31/98                1.3            0.73(+)
      Institutional Class                 10/31/98                5.0            0.73(+)
Advisor Overseas (SIGMA)
      Class A                             10/31/98                8.5            0.89
      Class T                             10/31/98            1,159.5            0.89
      Class B                             10/31/98               51.9            0.89
      Class C                             10/31/98                6.1            0.89
      Institutional Class                 10/31/98               47.3            0.89
Canada (SIGMA)                            10/31/98               71.9            0.30
Capital Appreciation (POUND)              10/31/98            2,379.7            0.44
Disciplined Equity (POUND)                10/31/98            2,857.4            0.43
Diversified International                 10/31/98            1,849.8            0.83
(SIGMA)
Emerging Markets (SIGMA)                  10/31/98              390.9            0.74
Europe (SIGMA)                            10/31/98            1,399.6            0.73%
Europe Capital Appreciation               10/31/98              594.4            0.72
(SIGMA)
France (SIGMA)                            10/31/98               12.5            0.73
Germany (SIGMA)                           10/31/98               23.7            0.73
Hong Kong and China (RX)                  10/31/98              154.3            0.74
International Value (RX)                  10/31/98              454.5            0.82

                                                                              RATIO OF NET
                                                                             ADVISORY FEES
                                                                               TO AVERAGE
                                                            AVERAGE            NET ASSETS
INVESTMENT                                 FISCAL          NET ASSETS             PAID
OBJECTIVE AND FUND                       YEAR END (a)     (MILLIONS)(b)        TO FMR (c)
------------------                       ------------     -------------        ----------

Japan (RX)                                10/31/98              238.4            1.01
Japan Small Companies (RX)                10/31/98               95.1            0.74
Latin America (SIGMA)                     10/31/98              594.2            0.75
Nordic (SIGMA)                            10/31/98              104.3            0.74
Overseas (SIGMA)                          10/31/98            3,862.7            0.90
Pacific Basin (RX)                        10/31/98              206.8            1.11
Southeast Asia (RX)                       10/31/98              235.6            1.16
Stock Selector (POUND)                    10/31/98            1,885.4            0.43
TechnoQuant Growth                        10/31/98               67.4            0.39
United Kingdom (SIGMA)                    10/31/98                7.5            0.74
Value                                     10/31/98            7,451.9            0.41
Worldwide (SIGMA)                         10/31/98            1,169.1            0.74
Advisor Equity Growth: (POUND)
      Class A                             11/30/98               56.8            0.59
      Class T                             11/30/98            4,568.3            0.59
      Class B                             11/30/98              166.9            0.59
      Class C                             11/30/98               26.0            0.59
      Institutional Class                 11/30/98            1,004.7            0.59
Advisor Growth Opportunities: (POUND)
      Class A                             11/30/98              255.0            0.46
      Class T                             11/30/98           22,748.7            0.46
      Class B                             11/30/98              925.6            0.46
      Class C                             11/30/98              146.1            0.46
      Institutional Class                 11/30/98              493.0            0.46
Advisor Large Cap: (POUND)
      Class A                             11/30/98                3.1            0.59
      Class T                             11/30/98               59.5            0.59
      Class B                             11/30/98               27.5            0.59
      Class C                             11/30/98                1.5            0.59
      Institutional Class                 11/30/98                7.7            0.59
Advisor Mid Cap: (POUND)
      Class A                             11/30/98                8.2            0.59
      Class T                             11/30/98              357.3            0.59
      Class B                             11/30/98               73.2            0.59
      Class C                             11/30/98                6.5            0.59
      Institutional Class                 11/30/98               35.4            0.59
Advisor Small Cap: (POUND)**
      Class A                             11/30/98             $  4.2            0.74(BETA)
      Class T                             11/30/98               30.2            0.74(BETA)
      Class B                             11/30/98                9.5            0.74(BETA)


                                                                              RATIO OF NET
                                                                             ADVISORY FEES
                                                                               TO AVERAGE
                                                            AVERAGE            NET ASSETS
INVESTMENT                                 FISCAL          NET ASSETS             PAID
OBJECTIVE AND FUND                       YEAR END (a)     (MILLIONS)(b)        TO FMR (c)
------------------                       ------------     -------------        ----------

      Class C                             11/30/98                9.4            0.74(BETA)
      Institutional Class                 11/30/98                8.2            0.74(BETA)
Advisor Strategic
Opportunities: (POUND)
      Class A                             11/30/98                3.5            0.38
      Class T                             11/30/98              491.8            0.38
      Class B                             11/30/98              109.5            0.38
      Initial Class                       11/30/98               20.2            0.38
      Institutional Class                 11/30/98                4.7            0.38
Advisor TechnoQuant
Growth: (POUND)
      Class A                             11/30/98                3.8            0.59
      Class T                             11/30/98               18.3            0.59
      Class B                             11/30/98               11.6            0.59
      Class C                             11/30/98                 .3            0.59
      Institutional Class                 11/30/98                1.3            0.59
Emerging Growth (POUND)                   11/30/98            2,172.0            0.79
Growth Company (POUND)                    11/30/98           10,377.6            0.42
New Millennium (POUND)                    11/30/98            1,525.9            0.62
Retirement Growth (POUND)                 11/30/98            4,376.5            0.40


(a) All fund data are as of the fiscal year end noted in the chart or as of November 30, 1998, if fiscal year end figures are not yet available.
(b) Average net assets are computed on the basis of average net assets of each fund at the close of business on each business day throughout its fiscal period.
(c) Reflects reductions for any expense reimbursement paid by or due form FMR pursuant to voluntary or state expenses limitations. Funds so affected are indicated by an (*). The ratio for certain multi-class funds is presented gross of expense reductions.
(+)     Annualized.
#       Average net assets for the period shown were less than $100,000.
**      Less than a complete fiscal year.
(BETA)  Based on estimated expenses for the first year.
(RX) Fidelity Management & Research Company has entered into sub-advisory agreements with the following affiliates: Fidelity Management & Research (U.K.) Inc. (FMR U.K.), Fidelity Management & Research (Far East) Inc. (FMR Far East), Fidelity Investments Japan Ltd. (RJ), Fidelity International Investment Advisors (FIIA), and Fidelity International Investment Advisors (U.K.) Limited (FIIA (U.K.)L), with respect to the fund.

(SIGMA) Fidelity Management & Research Company has entered into sub-advisory agreements with the following affiliates: FMR U.K., FMR Far East, FIIA, and FIIA (U.K.) L, with respect to the fund.
(POUND) Fidelity Management & Research Company has entered into sub-advisory agreements with FMR U.K. and FMR Far East, with respect to the fund.

           Vote this proxy card TODAY! Your prompt response will save your fund the expense of additional mailings.

           Return the proxy card in the enclosed envelope or mail to:

                              FIDELITY INVESTMENTS
                                Proxy Department
                                  P.O. Box 9107
                             Hingham, MA 02043-9848


                  PLEASE DETACH AT PERFORATION BEFORE MAILING.
-----------------------------------------------------------
FIDELITY DESTINY PORTFOLIOS:  DESTINY I
PROXY SOLICITED BY THE TRUSTEES

The undersigned, revoking previous proxies, hereby appoint(s) Edward C. Johnson 3d, Thomas R. Williams and Eric D. Roiter, or any one or more of them, attorneys, with full power of substitution, to vote all shares of FIDELITY DESTINY PORTFOLIOS: DESTINY I which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at the office of the trust at 82 Devonshire St., Boston, MA 02109, on June 16, 1999 at 9:00 a.m. and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.

                                        NOTE:  Please sign exactly as  your name
                                        appears  on this Proxy.  When signing in
                                        a  fiduciary capacity, such as executor,
                                        administrator,    trustee,    attorney,
                                        guardian,  etc.,  please   so  indicate.
                                        Corporate and partnership proxies should
                                        be  signed  by   an  authorized  person
                                        indicating the person's title.

                                        Date                      , 1999


                                        ________________________________________

                                        ________________________________________

                                         Signature(s) (Title(s),  if applicable)
                                         PLEASE SIGN, DATE, AND RETURN
                                         PROMPTLY IN ENCLOSED ENVELOPE


                                                   cusip  # 316127109/fund #006

Please refer to the Proxy Statement discussion of each of these matters.
IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSALS.
As to any other matter, said attorneys shall vote in accordance with their best judgment.
THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:
---------------------------------------------------------------

1.   To elect the twelve nominees      []FOR all nominees   [] WITHHOLD      1.
     specified below as Trustees:      listed (except as       authority
     Ralph F. Cox, Phyllis Burke       marked to the           to vote
     Davis, Robert M. Gates, Edward    contrary below).        for all
     C. Johnson 3d, E. Bradley                                 nominees.
     Jones, Donald J. Kirk, Peter S.
     Lynch, William O. McCoy, Gerald
     C. McDonough, Marvin L. Mann,
     Robert C. Pozen, and Thomas R.
     Williams
     (INSTRUCTION:  TO WITHHOLD
     AUTHORITY TO VOTE FOR ANY
     INDIVIDUAL NOMINEE(S), WRITE
     THE NAME(S) OF THE NOMINEE(S)
     ON THE LINE BELOW.)

________________________________________________________________________________

2.   To    ratify    the    selection   of   FOR[ ] AGAINST[ ] ABSTAIN[ ]    2.
     PricewaterhouseCoopers   LLP       as
     independent accountants of the funds.
3.   To authorize the Trustees to adopt an   FOR[ ] AGAINST[ ] ABSTAIN[ ]    3.
     amended  and  restated Declaration of
     Trust.
4.   To amend the trust's Bylaws.            FOR[ ] AGAINST[ ] ABSTAIN[ ]    4.
5.   To   adopt  a  new fundamental policy   FOR[ ] AGAINST[ ] ABSTAIN[ ]    5.
     policy   for  the  fund   that  would
     permit  it  to   invest  all  of  its
     assets     in     another    open-end
     investment    company   managed    by
     FMR    or     an    affiliate    with
     substantially   the  same  investment
     objective and policies.
6.   To  approve  an   amended  management   FOR[ ] AGAINST[ ] ABSTAIN[ ]     6.
     contract for the  fund.
8.   To  approve  an  amended sub-advisory   FOR[ ] AGAINST[ ] ABSTAIN[ ]     8.
     agreement with FMR U.K. for the fund.
9.   To  approve an  amended  sub-advisory   FOR[ ] AGAINST[ ] ABSTAIN[ ]     9.
     agreement  with FMR Far  East for the
     fund.
10.  To approve a Distribution and Service   FOR[ ] AGAINST[ ] ABSTAIN [ ]   10.
     Plan for Class O shares of the fund.
11.  To eliminate a fundamental investment   FOR[ ] AGAINST[ ] ABSTAIN [ ]   11.
     policy for the fund.
12.  To amend  the  fund's diversification   FOR[ ] AGAINST[ ] ABSTAIN [ ]   12.
     limitation to exclude "securities  of
     other   investment  companies"   from
     issuer diversification limitations.


DEST-pxc-0499                                        cusip # 316127109/fund #006

           Vote this proxy card TODAY! Your prompt response will save your fund the expense of additional mailings.

           Return the proxy card in the enclosed envelope or mail to:

                              FIDELITY INVESTMENTS
                                Proxy Department
                                  P.O. Box 9107
                             Hingham, MA 02043-9848

                  PLEASE DETACH AT PERFORATION BEFORE MAILING.
------------------------------------------------------------
FIDELITY DESTINY PORTFOLIOS:  DESTINY II
PROXY SOLICITED BY THE TRUSTEES
The undersigned, revoking previous proxies, hereby appoint(s) Edward C. Johnson 3d, Thomas R. Williams and Eric D. Roiter, or any one or more of them, attorneys, with full power of substitution, to vote all shares of FIDELITY DESTINY PORTFOLIOS: DESTINY II which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at the office of the trust at 82 Devonshire St., Boston, MA 02109, on June 16, 1999 at 9:00 a.m. and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.


                                        NOTE:  Please sign exactly as  your name
                                        appears  on this Proxy.  When signing in
                                        a  fiduciary capacity, such as executor,
                                        administrator,    trustee,     attorney,
                                        guardian,  etc.,  please   so  indicate.
                                        Corporate and partnership proxies should
                                        be  signed  by   an  authorized  person
                                        indicating the person's title.

                                        Date                      , 1999

                                        ________________________________________

                                        ________________________________________

                                         Signature(s) (Title(s),  if applicable)
                                         PLEASE SIGN, DATE, AND RETURN
                                         PROMPTLY IN ENCLOSED ENVELOPE

                                                cusip # 316127208/fund# 306

Please refer to the Proxy Statement discussion of each of these matters.
IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSALS.
As to any other matter, said attorneys shall vote in accordance with their best judgment.
THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:
---------------------------------------------------------------

1.   To elect the twelve nominees      []FOR all nominees   [] WITHHOLD      1.
     specified below as Trustees:      listed (except as       authority
     Ralph F. Cox, Phyllis Burke       marked to the           to vote
     Davis, Robert M. Gates, Edward    contrary below).        for all
     C. Johnson 3d, E. Bradley                                 nominees.
     Jones, Donald J. Kirk, Peter S.
     Lynch, William O. McCoy, Gerald
     C. McDonough, Marvin L. Mann,
     Robert C. Pozen, and Thomas R.
     Williams
     (INSTRUCTION:  TO WITHHOLD
     AUTHORITY TO VOTE FOR ANY
     INDIVIDUAL NOMINEE(S), WRITE
     THE NAME(S) OF THE NOMINEE(S)
     ON THE LINE BELOW.)

________________________________________________________________________________

2.   To    ratify    the   selection    of   FOR[ ] AGAINST[ ] ABSTAIN[ ]    2.
     PricewaterhouseCoopers   LLP       as
     independent accountants of the funds.
3.   To authorize the Trustees to adopt an   FOR[ ] AGAINST[ ] ABSTAIN[ ]    3.
     amended  and  restated Declaration of
     Trust.
4.   To amend the trust's Bylaws.            FOR[ ] AGAINST[ ] ABSTAIN[ ]    4.
5.   To   adopt  a  new fundamental policy   FOR[ ] AGAINST[ ] ABSTAIN[ ]    5.
     policy   for  the  fund   that  would
     permit  it  to   invest  all  of  its
     assets     in     another    open-end
     investment    company   managed    by
     FMR    or     an    affiliate    with
     substantially   the  same  investment
     objective and policies.
7.   To  approve  an   amended  management   FOR[ ] AGAINST[ ] ABSTAIN[ ]     6.
     contract for the  fund.
8.   To  approve  an  amended sub-advisory   FOR[ ] AGAINST[ ] ABSTAIN[ ]     8.
     agreement with FMR U.K. for the fund.
9.   To  approve an  amended  sub-advisory   FOR[ ] AGAINST[ ] ABSTAIN[ ]     9.
     agreement  with FMR Far  East for the
     fund.
10.  To approve a Distribution and Service   FOR[ ] AGAINST[ ] ABSTAIN [ ]   10.
     Plan for Class O shares of the fund.
11.  To eliminate a fundamental investment   FOR[ ] AGAINST[ ] ABSTAIN [ ]   11.
     policy for the fund.
12.  To amend  the  fund's diversification   FOR[ ] AGAINST[ ] ABSTAIN [ ]   12.
     limitation to exclude "securities  of
     other   investment  companies"   from
     issuer diversification limitations.


DEST-pxc-0499                                        cusip # 316127208/fund# 306

           Vote this proxy card TODAY! Your prompt response will save your fund the expense of additional mailings.

           Return the proxy card in the enclosed envelope or mail to:

                              FIDELITY INVESTMENTS
                                Proxy Department
                                  P.O. Box 9107
                             Hingham, MA 02043-9848

                  PLEASE DETACH AT PERFORATION BEFORE MAILING.
-----------------------------------------------------------
FIDELITY DESTINY PORTFOLIOS: DESTINY I
PROXY SOLICITED BY THE TRUSTEES
The undersigned, revoking previous proxies, hereby appoint(s) Edward C. Johnson 3d, Thomas R. Williams and Eric D. Roiter, or any one or more of them, attorneys, with full power of substitution, to vote all shares of FIDELITY DESTINY PORTFOLIOS: DESTINY I which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at the office of the trust at 82 Devonshire St., Boston, MA 02109, on June 16, 1999 at 9:00 a.m. and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.

                                        NOTE:  Please sign exactly as  your name
                                        appears  on this Proxy.  When signing in
                                        a  fiduciary capacity, such as executor,
                                        administrator,    trustee,     attorney,
                                        guardian,  etc.,  please   so  indicate.
                                        Corporate and partnership proxies should
                                        be  signed  by   an  authorized  person
                                        indicating the person's title.

                                        Date                      , 1999

                                        ________________________________________

                                        ________________________________________

                                         Signature(s) (Title(s),  if applicable)
                                         PLEASE SIGN, DATE, AND RETURN
                                         PROMPTLY IN ENCLOSED ENVELOPE

                                                               (006, 306 HH)

Please refer to the Proxy Statement discussion of each of these matters.
IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSALS.
As to any other matter, said attorneys shall vote in accordance with their best judgment.
THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:
---------------------------------------------------------------

1.   To elect the twelve nominees      []FOR all nominees   [] WITHHOLD      1.
     specified below as Trustees:      listed (except as       authority
     Ralph F. Cox, Phyllis Burke       marked to the           to vote
     Davis, Robert M. Gates, Edward    contrary below).        for all
     C. Johnson 3d, E. Bradley                                 nominees.
     Jones, Donald J. Kirk, Peter S.
     Lynch, William O. McCoy, Gerald
     C. McDonough, Marvin L. Mann,
     Robert C. Pozen, and Thomas R.
     Williams
     (INSTRUCTION:  TO WITHHOLD
     AUTHORITY TO VOTE FOR ANY
     INDIVIDUAL NOMINEE(S), WRITE
     THE NAME(S) OF THE NOMINEE(S)
     ON THE LINE BELOW.)

________________________________________________________________________________

2.   To    ratify    the   selection    of   FOR[ ] AGAINST[ ] ABSTAIN[ ]    2.
     PricewaterhouseCoopers   LLP       as
     independent accountants of the funds.
3.   To authorize the Trustees to adopt an   FOR[ ] AGAINST[ ] ABSTAIN[ ]    3.
     amended  and  restated Declaration of
     Trust.
4.   To amend the trust's Bylaws.            FOR[ ] AGAINST[ ] ABSTAIN[ ]    4.
5.   To   adopt  a  new fundamental policy   FOR[ ] AGAINST[ ] ABSTAIN[ ]    5.
     policy   for  the  fund   that  would
     permit  it  to   invest  all  of  its
     assets     in     another    open-end
     investment    company   managed    by
     FMR    or     an    affiliate    with
     substantially   the  same  investment
     objective and policies.
7.   To  approve  an   amended  management   FOR[ ] AGAINST[ ] ABSTAIN[ ]     6.
     contract for the  fund.
8.   To  approve  an  amended sub-advisory   FOR[ ] AGAINST[ ] ABSTAIN[ ]     8.
     agreement with FMR U.K. for the fund.
9.   To  approve an  amended  sub-advisory   FOR[ ] AGAINST[ ] ABSTAIN[ ]     9.
     agreement  with FMR Far  East for the
     fund.
10.  To approve a Distribution and Service   FOR[ ] AGAINST[ ] ABSTAIN [ ]   10.
     Plan for Class O shares of the fund.
11.  To eliminate a fundamental investment   FOR[ ] AGAINST[ ] ABSTAIN [ ]   11.
     policy for the fund.
12.  To amend  the  fund's diversification   FOR[ ] AGAINST[ ] ABSTAIN [ ]   12.
     limitation to exclude "securities  of
     other   investment  companies"   from
     issuer diversification limitations.


DEST-pxc-0499                                     cusip # 316127109/fund# 006 HH

           Vote this proxy card TODAY! Your prompt response will save your fund the expense of additional mailings.

           Return the proxy card in the enclosed envelope or mail to:

                              FIDELITY INVESTMENTS
                                Proxy Department
                                  P.O. Box 9107
                             Hingham, MA 02043-9848

                  PLEASE DETACH AT PERFORATION BEFORE MAILING.
-----------------------------------------------------------
FIDELITY DESTINY PORTFOLIOS:  DESTINY II
PROXY SOLICITED BY THE TRUSTEES
The undersigned, revoking previous proxies, hereby appoint(s) Edward C. Johnson 3d, Thomas R. Williams and Eric D. Roiter, or any one or more of them, attorneys, with full power of substitution, to vote all shares of FIDELITY DESTINY PORTFOLIOS: DESTINY II which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at the office of the trust at 82 Devonshire St., Boston, MA 02109, on June 16, 1999 at 9:00 a.m. and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.

                                        NOTE:  Please sign exactly as  your name
                                        appears  on this Proxy.  When signing in
                                        a  fiduciary capacity, such as executor,
                                        administrator,    trustee,     attorney,
                                        guardian,  etc.,  please   so  indicate.
                                        Corporate and partnership proxies should
                                        be  signed  by   an  authorized  person
                                        indicating the person's title.

                                        Date                      , 1999

                                        ________________________________________

                                        ________________________________________

                                         Signature(s) (Title(s),  if applicable)
                                         PLEASE SIGN, DATE, AND RETURN
                                         PROMPTLY IN ENCLOSED ENVELOPE

                                                                   (006, 306 HH)

Please refer to the Proxy Statement discussion of each of these matters.
IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSALS.
As to any other matter, said attorneys shall vote in accordance with their best judgment.
THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:
---------------------------------------------------------------

1.   To elect the twelve nominees      []FOR all nominees   [] WITHHOLD      1.
     specified below as Trustees:      listed (except as       authority
     Ralph F. Cox, Phyllis Burke       marked to the           to vote
     Davis, Robert M. Gates, Edward    contrary below).        for all
     C. Johnson 3d, E. Bradley                                 nominees.
     Jones, Donald J. Kirk, Peter S.
     Lynch, William O. McCoy, Gerald
     C. McDonough, Marvin L. Mann,
     Robert C. Pozen, and Thomas R.
     Williams
     (INSTRUCTION:  TO WITHHOLD
     AUTHORITY TO VOTE FOR ANY
     INDIVIDUAL NOMINEE(S), WRITE
     THE NAME(S) OF THE NOMINEE(S)
     ON THE LINE BELOW.)

________________________________________________________________________________

2.   To    ratify    the   selection    of   FOR[ ] AGAINST[ ] ABSTAIN[ ]    2.
     PricewaterhouseCoopers   LLP       as
     independent accountants of the funds.
3.   To authorize the Trustees to adopt an   FOR[ ] AGAINST[ ] ABSTAIN[ ]    3.
     amended  and  restated Declaration of
     Trust.
4.   To amend the trust's Bylaws.            FOR[ ] AGAINST[ ] ABSTAIN[ ]    4.
5.   To   adopt  a  new fundamental policy   FOR[ ] AGAINST[ ] ABSTAIN[ ]    5.
     policy   for  the  fund   that  would
     permit  it  to   invest  all  of  its
     assets     in     another    open-end
     investment    company   managed    by
     FMR    or     an    affiliate    with
     substantially   the  same  investment
     objective and policies.
6.   To  approve  an   amended  management   FOR[ ] AGAINST[ ] ABSTAIN[ ]     6.
     contract for the  fund.
8.   To  approve  an  amended sub-advisory   FOR[ ] AGAINST[ ] ABSTAIN[ ]     8.
     agreement with FMR U.K. for the fund.
9.   To  approve an  amended  sub-advisory   FOR[ ] AGAINST[ ] ABSTAIN[ ]     9.
     agreement  with FMR Far  East for the
     fund.
10.  To approve a Distribution and Service   FOR[ ] AGAINST[ ] ABSTAIN [ ]   10.
     Plan for Class O shares of the fund.
11.  To eliminate a fundamental investment   FOR[ ] AGAINST[ ] ABSTAIN [ ]   11.
     policy for the fund.
12.  To amend  the  fund's diversification   FOR[ ] AGAINST[ ] ABSTAIN [ ]   12.
     limitation to exclude "securities  of
     other   investment  companies"   from
     issuer diversification limitations.


DEST-pxc-0499                                      cusip #316127208/fund# 306 HH